UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-07121)

Exact name of registrant as specified in charter:	Putnam Asset Allocation Funds

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant's telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	September 30, 2018

Date of reporting period:	October 1, 2017 — March 31, 2018

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

A world of investing.®

Putnam Investments

Putnam Dynamic Asset Allocation Conservative Fund

Semiannual report
3 | 31 | 18

Asset allocation funds invest in a mix of many different types of investments to help weather changing market environments.

FUND SYMBOL
CLASS A
PACAX

Putnam Dynamic
Asset Allocation
Conservative Fund

Semiannual report
3 | 31 | 18

Consider these risks before investing: Allocation of assets among asset classes may hurt performance. Stock and bond prices may fall or fail to rise over time for several reasons, including general financial market conditions, changing market perceptions (including, in the case of bonds, perceptions about the risk of default and expectations about monetary policy or interest rates), changes in government intervention in the financial markets, and factors related to a specific issuer or industry. These and other factors may lead to increased volatility and reduced liquidity in the fund’s portfolio holdings. International investing involves currency, economic, and political risks. Emerging-market securities carry illiquidity and volatility risks. Investments in small and/or midsize companies increase the risk of greater price fluctuations. Growth stocks may be more susceptible to earnings disappointments, and value stocks may fail to rebound. Funds that invest in government securities are not guaranteed. Mortgage-backed investments, unlike traditional debt investments, are also subject to prepayment risk, which means that they may increase in value less than other bonds when interest rates decline and decline in value more than other bonds when interest rates rise. Bond investments are subject to interest-rate risk (the risk of bond prices falling if interest rates rise) and credit risk (the risk of an issuer defaulting on interest or principal payments). Default risk is generally higher for non-qualified mortgages. Interest-rate risk is generally greater for longer-term bonds, and credit risk is generally greater for below-investment-grade bonds. Unlike bonds, funds that invest in bonds have fees and expenses. The use of derivatives may increase these risks by increasing investment exposure (which may be considered leverage) or, in the case of over-the-counter instruments, because of the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. You can lose money by investing in the fund.

Message from the Trustees

May 14, 2018

Dear Fellow Shareholder:

After an extended period of record advances and low volatility, global stock markets encountered some challenges in the early months of 2018. Stocks began the year against a backdrop of optimism, but quickly lost ground in February with a sharp downturn that pushed the U.S. market into correction territory. Stocks subsequently recovered somewhat, but markets have remained choppy.

While volatility and declines can be unsettling, seasoned investors recognize that they are natural and ultimately can restore balance in the financial markets. In this changing environment, Putnam’s experienced investment professionals continue to monitor risks and seek opportunities. They take a research-intensive approach to investing that includes risk management strategies designed to serve investors in all types of markets.

As always, we believe investors should maintain a well-diversified portfolio, think about long-term goals, and speak regularly with their financial advisors. In the following pages, you will find an overview of your fund’s performance for the reporting period as well as an outlook for the coming months.

Thank you for investing with Putnam.

Putnam Dynamic Asset Allocation Conservative Fund is designed for investors seeking total return consistent with preservation of capital. The fund’s target mix of 70% bonds and 30% stocks has been developed to pursue this goal while moderating investment volatility.

The managers believe that spreading fund holdings across a variety of asset classes can help to smooth performance compared with the more extreme market ups and downs that can happen when investing in only one type of asset.

Active global research guides our portfolio decisions

Today, trends can spread quickly from one part of the world to affect markets everywhere. The three portfolio managers of Putnam’s Global Asset Allocation group have extensive experience analyzing how opportunities and risks are connected across borders. They follow a disciplined process to adjust the portfolio as market conditions change.

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Diversification can help to reduce volatility over time

With today’s market volatility, investors should consider evaluating the effectiveness of a portfolio over a full market cycle. Recent history has demonstrated that a more diversified portfolio can outperform in the long run.

Dynamic Asset Allocation Conservative Fund 3

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See below and pages 10–11 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

* Putnam Conservative Blended Benchmark is a blended benchmark administered by Putnam Management and comprises 65% the Bloomberg Barclays U.S. Aggregate Bond Index, 25% the Russell 3000 Index, 5% the MSCI EAFE Index (ND), and 5% the JPMorgan Developed High Yield Index.

† The fund’s secondary benchmark, the Putnam Conservative Blended Benchmark, was introduced on 12/31/94, which post-dates the inception of the fund’s class A shares.

‡ Returns for the six-month period are not annualized, but cumulative.

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 3/31/18. See above and pages 10–11 for additional fund performance information. Index descriptions can be found on page 15.

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Jason is Co-Head of Global Asset Allocation. He has an M.B.A. from the Booth School of Business at the University of Chicago and a B.S. from Northeastern University. He joined Putnam in 1999 and has been in the investment industry since 1993.

In addition to Jason, your fund’s portfolio managers are James A. Fetch and Robert J. Schoen.

Please describe the market environment during the six-month period ended March 31, 2018.

Global markets were marked by a series of ups and downs during the six-month reporting period. Throughout 2017, investors in most markets worldwide shrugged off geopolitical and macroeconomic risks, embraced equities and bonds, and drove markets considerably higher. The U.S. tax reform that went into effect in the middle of the fund’s reporting period added to the optimism. It includes a reduction in the corporate tax rate to 21% from 35%. This law is widely seen as a near- to medium-term positive factor for corporations in the United States and provided some impetus to stock performance.

However, there was a spike in volatility across markets during the first quarter of 2018, including a U.S. equity market correction that began at the end of January. This broad market decline was driven primarily by a more hawkish sounding Federal Reserve and the risk of a trade war with China. The Fed raised rates in December 2017 and again in March 2018, while signaling that it is on track to raise rates at least twice more this year.

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Allocations are shown as a percentage of the fund’s net assets as of 3/31/18. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

We believe it is fair to say that trade protectionism and the risk of a trade war have risen. President Trump slapped tariffs on an estimated $50 billion of imports from China, weeks after announcing tariffs on aluminum, steel, washing machines, and solar panels. This spurred volatility in global markets. Global and U.S. equities — and specifically technology stocks — were also undermined by user-data privacy issues engulfing Facebook and other social media companies.

Across the Atlantic, the European Central Bank [ECB] left interest rates unchanged at its January meeting. However, investors remained skeptical about how long the economic stimulus program would remain in place. The anticipation of a more aggressive unwinding of accommodative monetary policy ultimately weighed negatively on the market risk premium, contributing to first-quarter declines in equities and bonds.

How did fixed-income markets perform?

Fixed-income markets were under pressure during the period. Interest rates moved steadily higher during the fourth quarter before a significant increase in January 2018. The upward pressure on yields during this time was a function of strong growth and the expectation of continued short-term interest-rate hikes by the Fed. Also, in late January, a report indicating vigorous wage growth sparked brief concern about higher inflation. The Bloomberg Barclays U.S. Aggregate Bond Index, a proxy for investment-grade bonds, was down 1.08% for the six-month period. As interest rates increase, the prices of bonds fall. High-yield bonds as measured by the JPMorgan Developed High Yield Index lost 0.09% during the six months ended March 31.

How did Putnam Dynamic Asset Allocation Conservative Fund perform during the semiannual period?

The fund performed in line with our expectations for the period, outperforming its primary

6 Dynamic Asset Allocation Conservative Fund

benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index, an all-fixed-income index. The fund underperformed its secondary benchmark, the Putnam Conservative Blended Benchmark, which contains both stocks and bonds in similar allocations as the fund. Although investment-grade bond prices declined during the period, our preference for less-rate-sensitive securities aided fund performance. In addition, the fund’s stock holdings delivered positive returns overall, with strong equity market performance in the fourth quarter outweighing weakness during the first quarter of 2018.

What was the fund’s asset allocation strategy, and how did it affect performance?

Our tactical asset allocation approach during the six-month period, in aggregate, had a relatively small impact on portfolio returns. We generally favored U.S. equities, which worked in the strategy’s favor during the first four months of the semiannual period but was a detractor during the equity market selloffs of February and March. A notable positive contribution came from our tactical positioning within commodities. We do not have a commodities allocation as part of our benchmark; however, we maintain flexibility to gain exposure to this asset class when we identify what we believe are timely opportunities. Tactical exposure to a broad basket of commodities at certain times during fourth quarter 2017 and first quarter 2018 added value to the portfolio.

At the stock-selection level, results were mixed during the period. We typically employ a selection strategy that uses quantitative research and analysis to assemble a sector-neutral portfolio of stocks that we

This table shows the fund’s top 10 individual holdings and the percentage of the fund’s net assets that each represented as of 3/31/18. Short-term investments, TBA commitments, and derivatives, if any, are excluded. Holdings may vary over time.

Dynamic Asset Allocation Conservative Fund 7

believe will outperform the broad market. During the first half of the period, U.S. stock selection was rewarded, adding value above and beyond the general rally in stocks. During the second half of the period, stock selection in U.S. large-cap equities underperformed our benchmarks. International developed equity market selection detracted slightly. Fixed-income security selection, which focused on securitized debt, primarily mortgages, was a notable positive contributor.

How did you use derivatives during the period?

We used a variety of derivatives to help mitigate volatility and, in some cases, in an effort to enhance fund performance. As an example, futures contracts were used to manage exposure to equity market risk and hedge interest-rate risk, an expression of our preference for equities over rate-sensitive fixed income.

What is the outlook for 2018?

Early 2018 is turning out to be more volatile than was 2017. Despite strong underlying fundamentals, we believe stock performance may be affected by trade protectionism, the trajectory of U.S. interest rates, and political risks. We expect the Fed to increase rates at least another two times in 2018 as it pursues a return to more normal interest-rate levels. However, new Federal Reserve Chair Jerome Powell’s congressional testimony earlier this year raised concerns that a fourth rate hike may be possible.

In our view, the U.S. and global economy prospects for 2018 remain solid, buoyed by consumption and investment. The U.S. labor market began 2018 on a strong note as Americans saw wage gains accelerate and hiring improve. While inflation has remained subdued, recent wage growth sparked concerns about rising prices. In Europe, we believe higher-than-expected inflation could produce some volatility in euro-based sovereigns and corporate bonds. We expect rate normalization to continue, though ECB monetary policy on the whole has remained mostly accommodative.

We believe a much larger challenge for markets in the coming months will be the Trump administration’s return to its campaign

This chart shows how the fund’s top weightings have changed over the past six months. Allocations are shown as a percentage of the fund’s net assets. Current period summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

8 Dynamic Asset Allocation Conservative Fund

promises of “America First” trade policies. The administration in February announced tariffs on steel and aluminum, which were subsequently watered down to provide waivers for many companies and countries. Of even greater concern, in our view, is the Trump administration’s stance on intellectual property theft and forced technology transfer, which mostly targets China: The administration has estimated cumulative costs that dwarf the expected impact of the initial metals tariffs.

While these political and geopolitical risks warrant monitoring, we currently prefer equity over both rates and credit strategies in our multi-asset portfolios and maintain our positive view on commodities.

Thank you, Jason, for your time and insights.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Of special interest

In November 2017, Putnam Dynamic Asset Allocation Conservative Fund’s income distribution rate per class A share rose from $0.015 to $0.016. This increase was due to generating a higher level of income in the portfolio. Similar increases were made to other share classes.

ABOUT DERIVATIVES

Derivatives are an increasingly common type of investment instrument, the performance of which is derived from an underlying security, index, currency, or other area of the capital markets. Derivatives employed by the fund’s managers generally serve one of two main purposes: to implement a strategy that may be difficult or more expensive to invest in through traditional securities, or to hedge unwanted risk associated with a particular position.

For example, the fund’s managers might use currency forward contracts to capitalize on an anticipated change in exchange rates between two currencies. This approach would require a significantly smaller outlay of capital than purchasing traditional bonds denominated in the underlying currencies. In another example, the managers may identify a bond that they believe is undervalued relative to its risk of default, but may seek to reduce the interest-rate risk of that bond by using interest-rate swaps, a derivative through which two parties “swap” payments based on the movement of certain rates. In other examples, the managers may use options and futures contracts to hedge against a variety of risks by establishing a combination of long and short exposures to specific equity markets or sectors.

Like any other investment, derivatives may not appreciate in value and may lose money. Derivatives may amplify traditional investment risks through the creation of leverage and may be less liquid than traditional securities. And because derivatives typically represent contractual agreements between two financial institutions, derivatives entail “counterparty risk,” which is the risk that the other party is unable or unwilling to pay. Putnam monitors the counterparty risks we assume. For example, Putnam often enters into collateral agreements that require the counterparties to post collateral on a regular basis to cover their obligations to the fund. Counterparty risk for exchange-traded futures and centrally cleared swaps is mitigated by the daily exchange of margin and other safeguards against default through their respective clearinghouses.

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Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended March 31, 2018, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class P, R, R5, R6, and Y shares are not available to all investors. See the Terms and definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 3/31/18

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year	6 months
Class A (2/7/94)
Before sales charge	5.82%	69.52%	5.42%	28.94%	5.22%	9.88%	3.19%	4.83%	0.35%
After sales charge	5.56	59.77	4.80	21.53	3.98	3.56	1.17	–1.19	–5.42
Class B (2/18/94)
Before CDSC	5.56	60.24	4.83	24.18	4.43	7.33	2.39	3.99	–0.12
After CDSC	5.56	60.24	4.83	22.18	4.09	4.41	1.45	–1.01	–5.05
Class C (9/1/94)
Before CDSC	5.03	57.38	4.64	24.20	4.43	7.42	2.41	4.03	–0.11
After CDSC	5.03	57.38	4.64	24.20	4.43	7.42	2.41	3.03	–1.10
Class M (2/7/95)
Before sales charge	5.28	61.44	4.91	25.75	4.69	8.16	2.65	4.27	0.00
After sales charge	5.13	55.79	4.53	21.35	3.95	4.37	1.44	0.62	–3.50
Class P (8/31/16)
Net asset value	6.10	74.90	5.75	30.83	5.52	10.79	3.47	5.23	0.44
Class R (1/21/03)
Net asset value	5.64	66.73	5.25	27.41	4.96	8.98	2.91	4.54	0.21
Class R5 (7/2/12)
Net asset value	6.11	75.22	5.77	31.04	5.56	10.90	3.51	5.19	0.48
Class R6 (7/2/12)
Net asset value	6.13	75.79	5.80	31.27	5.59	11.02	3.54	5.17	0.42
Class Y (7/14/94)
Net asset value	6.09	74.47	5.72	30.51	5.47	10.52	3.39	5.05	0.36

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 5.75% and 3.50% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class P, R, R5, R6, and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales

10 Dynamic Asset Allocation Conservative Fund

charge (or CDSC) and the higher operating expenses for such shares, except for class Y shares, for which 12b-1 fees are not applicable. Performance for class P, R5, and R6 shares prior to their inception is derived from the historical performance of class Y shares and has not been adjusted for the lower investor servicing fees applicable to class P, R5, and R6 shares; had it, returns would have been higher.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Class B share performance reflects conversion to class A shares after eight years.

Comparative index returns For periods ended 3/31/18

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year	6 months
Bloomberg Barclays
U.S. Aggregate Bond	5.19%	42.84%	3.63%	9.46%	1.82%	3.64%	1.20%	1.20%	–1.08%
Index
Putnam Conservative
Blended Benchmark*	—†	72.43	5.60	28.02	5.06	12.36	3.96	5.11	0.86
Lipper Mixed-Asset
Target Allocation
Conservative Funds	5.52	55.73	4.46	21.65	3.97	10.09	3.25	4.81	0.85
category average‡

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

* Putnam Conservative Blended Benchmark is a blended benchmark administered by Putnam Management and comprises 65% the Bloomberg Barclays U.S. Aggregate Bond Index, 25% the Russell 3000 Index, 5% the MSCI EAFE Index (ND), and 5% the JPMorgan Developed High Yield Index.

† The fund’s secondary benchmark, the Putnam Conservative Blended Benchmark, was introduced on 12/31/94, which post-dates the inception of the fund’s class A shares.

‡ Over the 6-month, 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 3/31/18, there were 361, 355, 309, 281, 212, and 11 funds, respectively, in this Lipper category.

Fund price and distribution information For the six-month period ended 3/31/18

									Class	Class
Distributions	Class A		Class B	Class C	Class M		Class P	Class R	R5	R6	Class Y
Number	6		6	6	6		6	6	6	6	6
Income	$0.095		$0.055	$0.056	$0.068		$0.116	$0.081	$0.110	$0.113	$0.107
Capital gains
Long-term gains	0.060		0.060	0.060	0.060		0.060	0.060	0.060	0.060	0.060
Short-term gains	0.015		0.015	0.015	0.015		0.015	0.015	0.015	0.015	0.015
Total	$0.170		$0.130	$0.131	$0.143		$0.191	$0.156	$0.185	$0.188	$0.182
	Before	After	Net	Net	Before	After	Net	Net	Net	Net	Net
	sales	sales	asset	asset	sales	sales	asset	asset	asset	asset	asset
Share value	charge	charge	value	value	charge	charge	value	value	value	value	value
9/30/17	$10.79	$11.45	$10.71	$10.66	$10.67	$11.06	$10.83	$11.09	$10.83	$10.84	$10.83
3/31/18	10.66	11.31	10.57	10.52	10.53	10.91	10.69	10.96	10.70	10.70	10.69

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (5.75% for class A shares and 3.50% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

Dynamic Asset Allocation Conservative Fund 11

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class P	Class R	Class R5	Class R6	Class Y
Total annual operating expenses
for the fiscal year ended 9/30/17	1.02%	1.77%	1.77%	1.52%	0.62%	1.27%	0.73%	0.66%	0.77%
Annualized expense ratio for the
six-month period ended 3/31/18	0.99%	1.74%	1.74%	1.49%	0.60%	1.24%	0.71%	0.64%	0.74%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in each class of the fund from 10/1/17 to 3/31/18. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class P	Class R	Class R5	Class R6	Class Y
Expenses paid per $1,000*†	$4.95	$8.67	$8.67	$7.43	$3.00	$6.19	$3.55	$3.20	$3.70
Ending value (after expenses)	$1,003.50	$998.80	$998.90	$1,000.00	$1,004.40	$1,002.10	$1,004.80	$1,004.20	$1,003.60

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 3/31/18. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

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Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended 3/31/18, use the following calculation method. To find the value of your investment on 10/1/17, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class P	Class R	Class R5	Class R6	Class Y
Expenses paid per $1,000*†	$4.99	$8.75	$8.75	$7.49	$3.02	$6.24	$3.58	$3.23	$3.73
Ending value (after expenses)	$1,020.00	$1,016.26	$1,016.26	$1,017.50	$1,021.94	$1,018.75	$1,021.39	$1,021.74	$1,021.24

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 3/31/18. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

Dynamic Asset Allocation Conservative Fund 13

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are closed to new investments and are only available by exchange from another Putnam fund or through dividend and/or capital gains reinvestment. They are not subject to an initial sales charge and may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC.

Class P shares require no minimum initial investment amount and no minimum subsequent investment amount. There is no initial or deferred sales charge. They are available only to other Putnam funds and other accounts managed by Putnam Management or its affiliates.

Class R shares are not subject to an initial sales charge or CDSC and are only available to employer-sponsored retirement plans.

Class R5 shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are only available to employer-sponsored retirement plans.

Class R6 shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. Effective March 1, 2018, they are generally only available to employer-sponsored retirement plans, corporate and institutional clients, and clients in other approved programs.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Fixed-income terms

Current rate is the annual rate of return earned from dividends or interest of an investment. Current rate is expressed as a percentage of the price of a security, fund share, or principal investment.

Mortgage-backed security (MBS), also known as a mortgage “pass-through,” is a type of asset-backed security that is secured by a mortgage or collection of mortgages. The following are types of MBSs:

• Agency “pass-through” has its principal and interest backed by a U.S. government

14 Dynamic Asset Allocation Conservative Fund

agency, such as the Federal National Mortgage Association (Fannie Mae), Government National Mortgage Association (Ginnie Mae), and Federal Home Loan Mortgage Corporation (Freddie Mac).

• Collateralized mortgage obligation (CMO) represents claims to specific cash flows from pools of home mortgages. The streams of principal and interest payments on the mortgages are distributed to the different classes of CMO interests in “tranches.” Each tranche may have different principal balances, coupon rates, prepayment risks, and maturity dates. A CMO is highly sensitive to changes in interest rates and any resulting change in the rate at which homeowners sell their properties, refinance, or otherwise prepay loans. CMOs are subject to prepayment, market, and liquidity risks.

• Interest-only (IO) security is a type of CMO in which the underlying asset is the interest portion of mortgage, Treasury, or bond payments.

• Non-agency residential mortgage-backed security (RMBS) is an MBS not backed by Fannie Mae, Ginnie Mae, or Freddie Mac. One type of RMBS is an Alt-A mortgage-backed security.

• Commercial mortgage-backed security (CMBS) is secured by the loan on a commercial property.

Yield curve is a graph that plots the yields of bonds with equal credit quality against their differing maturity dates, ranging from shortest to longest. It is used as a benchmark for other debt, such as mortgage or bank lending rates.

Comparative indexes

Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

ICE BofAML (Intercontinental Exchange Bank of America Merrill Lynch) U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

JPMorgan Developed High Yield Index is an unmanaged index of high-yield fixed-income securities issued in developed countries.

MSCI EAFE Index (ND) is a free float-adjusted market capitalization index that is designed to measure the equity performance of large and mid-cap markets in developed countries, excluding the U.S. and Canada. Net dividends (ND) indexes reflect the reinvestment of dividends after the deduction of withholding taxes, using a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties.

Putnam Conservative Blended Benchmark is a benchmark administered by Putnam Management, comprising 65% the Bloomberg Barclays U.S. Aggregate Bond Index, 25% the Russell 3000 Index, 5% the MSCI EAFE Index (ND), and 5% the JPMorgan Developed High Yield Index.

Russell 3000 Index is an unmanaged index of the 3,000 largest U.S. companies.

S&P 500 Index is an unmanaged index of common stock performance.

ICE Data Indices, LLC (“ICE BofAML”), used with permission. ICE BofAML permits use of the ICE BofAML indices and related data on an “as is” basis; makes no warranties regarding same; does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the ICE BofAML indices or any data included in, related to, or derived therefrom; assumes no liability in connection with the use of the foregoing; and does not sponsor, endorse, or recommend Putnam Investments, or any of its products or services.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Frank Russell Company is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to

Dynamic Asset Allocation Conservative Fund 15

other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Other information for shareholders

Important notice regarding delivery of shareholder documents

In accordance with Securities and Exchange Commission (SEC) regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2017, are available in the Individual Investors section of putnam.com, and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Form N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of March 31, 2018, Putnam employees had approximately $509,000,000 and the Trustees had approximately $80,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

16 Dynamic Asset Allocation Conservative Fund

Financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

Dynamic Asset Allocation Conservative Fund 17

The fund’s portfolio 3/31/18 (Unaudited)

COMMON STOCKS (41.6%)*	Shares	Value
Basic materials (1.4%)
Anglo American PLC (United Kingdom)	38,953	$910,025
Arkema SA (France)	5,045	658,788
Ashland Global Holdings, Inc.	2,600	181,454
BASF SE (Germany)	5,526	561,612
BHP Billiton, Ltd. (Australia)	59,908	1,325,185
Boliden AB (Sweden)	7,123	251,110
Celanese Corp. Ser. A	1,700	170,357
CIMIC Group, Ltd. (Australia)	24,974	861,601
Covestro AG (Germany)	9,802	964,826
Domtar Corp.	6,800	289,272
Evonik Industries AG (Germany)	28,857	1,018,171
Huntsman Corp.	47,100	1,377,675
Kajima Corp. (Japan)	23,000	213,345
Mitsubishi Chemical Holdings Corp. (Japan)	52,700	510,383
Mitsubishi Gas Chemical Co., Inc. (Japan)	10,100	241,952
Mitsubishi Materials Corp. (Japan)	2,700	81,199
Newmont Mining Corp.	22,600	882,982
Packaging Corp. of America	10,200	1,149,540
Rio Tinto PLC (United Kingdom)	9,357	475,072
Sherwin-Williams Co. (The)	5,891	2,309,979
Taisei Corp. (Japan)	8,600	436,446
Toyo Suisan Kaisha, Ltd. (Japan)	2,400	93,041
UPM-Kymmene OYJ (Finland)	1,828	67,835
voestalpine AG (Austria)	4,495	235,879
W.R. Grace & Co.	8,800	538,824
		15,806,553
Capital goods (3.3%)
ACS Actividades de Construccion y Servicios SA (Spain)	21,964	856,937
Allison Transmission Holdings, Inc. S	42,700	1,667,862
Avery Dennison Corp.	8,583	911,944
BAE Systems PLC (United Kingdom)	8,758	71,539
Berry Plastics Group, Inc. †	7,471	409,486
Boeing Co. (The)	21,400	7,016,632
BWX Technologies, Inc.	9,478	602,137
CAE, Inc. (Canada)	584	10,870
Crane Co.	2,200	204,028
Crown Holdings, Inc. †	27,566	1,398,975
Cummins, Inc.	14,300	2,317,887
Dassault Aviation SA (France)	41	78,354
Faurecia SA (France)	10,434	845,426
General Dynamics Corp.	304	67,154
Hitachi, Ltd. (Japan)	152,000	1,101,091
Honeywell International, Inc.	600	86,706
Huntington Ingalls Industries, Inc.	4,045	1,042,639
Ingersoll-Rand PLC	19,200	1,641,792
Jacobs Engineering Group, Inc.	11,600	686,140
JTEKT Corp (Japan)	13,400	198,472
L3 Technologies, Inc.	14,617	3,040,336

18 Dynamic Asset Allocation Conservative Fund

COMMON STOCKS (41.6%)* cont.	Shares	Value
Capital goods cont.
MAN SE (Germany)	580	$67,625
Mitsubishi Electric Corp. (Japan)	20,000	319,816
Northrop Grumman Corp.	10,546	3,681,820
Oshkosh Corp.	2,100	162,267
Parker Hannifin Corp.	9,600	1,641,888
Raytheon Co.	10,356	2,235,032
Safran SA (France)	302	32,003
Singapore Technologies Engineering, Ltd. (Singapore)	26,200	72,076
SMC Corp. (Japan)	200	80,955
Spirit AeroSystems Holdings, Inc. Class A	11,600	970,920
Vinci SA (France)	11,273	1,109,952
Waste Management, Inc.	17,288	1,454,267
		36,085,028
Communication services (1.3%)
ACC Claims Holdings, LLC Class A (Units) F	102,750	617
AMC Networks, Inc. Class A † S	10,100	522,170
ARRIS International PLC †	172	4,570
BT Group PLC (United Kingdom)	327,132	1,045,290
Juniper Networks, Inc.	58,500	1,423,305
KDDI Corp. (Japan)	44,500	1,136,077
Millicom International Cellular SA SDR (Sweden)	342	23,356
Nippon Telegraph & Telephone Corp. (Japan)	23,300	1,072,976
NTT DoCoMo, Inc. (Japan)	2,900	74,036
Sky PLC (United Kingdom)	2,889	52,601
Swisscom AG (Switzerland)	1,876	930,397
Telstra Corp., Ltd. (Australia)	314,741	763,650
Verizon Communications, Inc.	160,502	7,675,205
Zayo Group Holdings, Inc. †	579	19,779
		14,744,029
Conglomerates (0.5%)
AMETEK, Inc.	11,700	888,849
Bouygues SA (France)	21,030	1,054,941
Danaher Corp.	17,702	1,733,203
Marubeni Corp. (Japan)	143,800	1,040,474
Mitsui & Co., Ltd. (Japan)	52,200	894,079
		5,611,546
Consumer cyclicals (5.8%)
Adecco Group AG (Switzerland)	9,675	689,351
Amazon.com, Inc. †	3,521	5,096,084
Aramark	169	6,686
Berkeley Group Holdings PLC (The) (United Kingdom)	14,663	780,418
Booking Holdings, Inc. †	15	31,206
Booz Allen Hamilton Holding Corp.	13,400	518,848
Caesars Entertainment Corp. †	2,538	28,553
Carter’s, Inc.	2,700	281,070
Clorox Co. (The)	11,600	1,544,076
Dai Nippon Printing Co., Ltd. (Japan)	10,700	221,029
Daimler AG (Registered Shares) (Germany)	545	46,311
Discovery Communications, Inc. Class A † S	99,400	2,130,142

Dynamic Asset Allocation Conservative Fund 19

COMMON STOCKS (41.6%)* cont.	Shares	Value
Consumer cyclicals cont.
Dolby Laboratories, Inc. Class A	4,000	$254,240
Ecolab, Inc.	154	21,109
Electrolux AB Ser. B (Sweden)	26,348	829,108
Extended Stay America, Inc. (Units)	29,000	573,330
Fiat Chrysler Automobiles NV (Italy) †	49,427	1,013,446
Ford Motor Co.	25,532	282,895
Galaxy Entertainment Group, Ltd. (Hong Kong)	22,000	201,669
Harvey Norman Holdings, Ltd. (Australia) S	118,147	338,187
Hasbro, Inc.	13,000	1,095,900
Hermes International (France)	91	53,957
Hilton Grand Vacations, Inc. †	4,300	184,986
Hilton Worldwide Holdings, Inc.	19,200	1,512,192
Home Depot, Inc. (The)	32,301	5,757,330
Hyatt Hotels Corp. Class A	3,781	288,339
Industrivarden AB Class A (Sweden)	36,640	891,011
InterContinental Hotels Group PLC (United Kingdom)	269	16,130
ISS A/S (Denmark)	411	15,252
John Wiley & Sons, Inc. Class A	82	5,223
KAR Auction Services, Inc.	11,500	623,300
Kimberly-Clark Corp.	22,740	2,504,356
Kingfisher PLC (United Kingdom)	204,929	843,315
Lagardere SCA (France)	3,817	109,088
Lear Corp.	6,200	1,153,758
Liberty SiriusXM Group Class A †	12,700	521,970
Live Nation Entertainment, Inc. †	16,300	686,882
Lowe’s Cos., Inc.	49,298	4,325,899
Marks & Spencer Group PLC (United Kingdom)	166,142	630,568
Marriott International, Inc./MD Class A	40	5,439
Masco Corp.	25,300	1,023,132
Mazda Motor Corp. (Japan)	4,800	63,448
Michael Kors Holdings, Ltd. †	21,387	1,327,705
Namco Bandai Holdings, Inc. (Japan)	2,000	65,692
News Corp. Class A	24,046	379,927
Next PLC (United Kingdom)	1,401	93,635
Nissan Motor Co., Ltd. (Japan)	7,000	72,628
NVR, Inc. †	260	728,000
Peugeot SA (France)	39,782	958,039
PVH Corp.	13,157	1,992,365
Ralph Lauren Corp.	30,200	3,376,360
Randstad Holding NV (Netherlands)	4,459	293,796
Renault SA (France)	3,438	417,674
Ross Stores, Inc.	27,762	2,164,881
Royal Caribbean Cruises, Ltd.	16,500	1,942,710
RTL Group SA (Belgium)	6,045	502,059
S&P Global, Inc.	11,700	2,235,402
Scotts Miracle-Gro Co. (The) Class A	109	9,347
Secom Co., Ltd. (Japan)	200	14,887
ServiceMaster Global Holdings, Inc. †	7,400	376,290
Suzuki Motor Corp. (Japan)	1,740	93,700

20 Dynamic Asset Allocation Conservative Fund

COMMON STOCKS (41.6%)* cont.	Shares	Value
Consumer cyclicals cont.
Taylor Wimpey PLC (United Kingdom)	396,587	$1,028,768
Thor Industries, Inc.	5,400	621,918
Time Warner, Inc.	1,214	114,820
TJX Cos., Inc. (The)	19,529	1,592,785
Toppan Printing Co., Ltd. (Japan)	38,000	311,771
Toro Co. (The)	5,100	318,495
Total System Services, Inc.	11,000	948,860
Toyota Motor Corp. (Japan)	2,500	160,354
TUI AG (Germany)	54,145	1,162,410
Visteon Corp. †	5,000	551,200
Walt Disney Co. (The)	21,652	2,174,727
Worldpay, Inc. Class A †	508	41,778
Yamada Denki Co., Ltd. (Japan)	1,400	8,394
		63,280,610
Consumer staples (3.4%)
Altria Group, Inc.	454	28,293
Asahi Group Holdings, Ltd. (Japan)	1,900	101,192
Ashtead Group PLC (United Kingdom)	13,202	359,998
Associated British Foods PLC (United Kingdom)	16,868	589,705
Bright Horizons Family Solutions, Inc. †	33	3,291
British American Tobacco PLC (United Kingdom)	6,338	367,928
Carlsberg A/S Class B (Denmark)	579	69,190
Coca-Cola Amatil, Ltd. (Australia)	139,006	930,198
Coca-Cola European Partners PLC (United Kingdom)	280	11,665
ConAgra Foods, Inc.	31,100	1,146,968
Constellation Brands, Inc. Class A	481	109,630
Dr. Pepper Snapple Group, Inc.	5,700	674,766
Henkel AG & Co. KGaA (Preference) (Germany)	582	76,534
Hershey Co. (The)	13,584	1,344,273
Imperial Brands PLC (United Kingdom)	1,928	65,703
Ingredion, Inc.	6,341	817,482
ITOCHU Corp. (Japan)	70,600	1,371,128
J Sainsbury PLC (United Kingdom)	289,872	971,527
Japan Tobacco, Inc. (Japan)	2,600	74,918
Kao Corp. (Japan)	5,200	390,031
Koninklijke Ahold Delhaize NV (Netherlands)	19,119	453,336
Lamb Weston Holdings, Inc.	11,400	663,708
Liberty Expedia Holdings, Inc. Class A †	4,011	157,552
ManpowerGroup, Inc.	6,400	736,640
McDonald’s Corp.	21,540	3,368,425
Metro Wholesale & Food Specialist AG (Germany)	33,047	585,194
Monster Beverage Corp. †	784	44,853
Nestle SA (Switzerland)	7,713	610,611
PepsiCo, Inc.	42,773	4,668,673
Pinnacle Foods, Inc.	10,794	583,955
Pola Orbis Holdings, Inc. (Japan)	8,900	364,682
Procter & Gamble Co. (The)	28,236	2,238,550
Swedish Match AB (Sweden)	14,724	669,373
Sysco Corp.	38,239	2,292,810

Dynamic Asset Allocation Conservative Fund 21

COMMON STOCKS (41.6%)* cont.	Shares	Value
Consumer staples cont.
Tesco PLC (United Kingdom)	96,877	$279,929
Toyota Tsusho Corp. (Japan)	19,600	664,048
Tyson Foods, Inc. Class A	38,100	2,788,539
Unicharm Corp. (Japan)	500	14,233
US Foods Holding Corp. †	27,217	891,901
Walgreens Boots Alliance, Inc.	36,300	2,376,561
WH Group, Ltd. (Hong Kong)	797,500	857,229
WM Morrison Supermarkets PLC (United Kingdom)	75,922	227,496
Woolworths Group, Ltd. (Australia)	29,110	589,974
Yum! Brands, Inc.	14,500	1,234,385
		36,867,077
Energy (2.2%)
Chevron Corp.	37,500	4,276,500
Exxon Mobil Corp.	79,437	5,926,795
Halcon Resources Corp. †	2,658	12,944
Marathon Petroleum Corp.	36,556	2,672,609
Milagro Oil & Gas, Inc. (Units) F	42	3,402
Nine Point Energy	540	7,430
Occidental Petroleum Corp.	1,364	88,605
Phillips 66	288	27,625
Repsol SA (Spain)	63,924	1,135,715
Royal Dutch Shell PLC Class A (United Kingdom)	1,399	43,900
Royal Dutch Shell PLC Class B (United Kingdom)	19,224	619,492
SandRidge Energy, Inc. †	1,404	20,372
Statoil ASA (Norway)	47,371	1,121,940
Tervita Corp. Class A (Canada)	59	435
Total SA (France)	33,410	1,898,812
Valero Energy Corp. S	44,682	4,145,149
Williams Cos., Inc. (The)	78,000	1,939,080
Woodside Petroleum, Ltd. (Australia)	3,142	70,986
		24,011,791
Financials (8.0%)
3i Group PLC (United Kingdom)	115,938	1,399,844
ABN AMRO Group NV GDR (Netherlands)	34,502	1,040,226
Aegon NV (Netherlands)	14,757	99,655
Ageas (Belgium)	20,079	1,038,069
AGNC Investment Corp. R	55,350	1,047,222
Allianz SE (Germany)	7,650	1,728,857
Allstate Corp. (The)	22,249	2,109,205
Ally Financial, Inc.	38,200	1,037,130
American Express Co.	1,121	104,567
American Financial Group, Inc.	3,300	370,326
American Homes 4 Rent R	613	12,309
Ameriprise Financial, Inc.	12,600	1,864,044
Annaly Capital Management, Inc. R	3,501	36,515
Apartment Investment & Management Co. Class A R	9,300	378,975
Apple Hospitality REIT, Inc. R	15,079	264,938
Assurant, Inc.	4,600	420,486
Assured Guaranty, Ltd.	10,400	376,480

22 Dynamic Asset Allocation Conservative Fund

COMMON STOCKS (41.6%)* cont.	Shares	Value
Financials cont.
AXA SA (France)	38,628	$1,028,352
Bank of Montreal (Canada)	1,034	78,107
Bank of Nova Scotia (The) (Canada)	1,411	86,915
Barratt Developments PLC (United Kingdom)	73,106	544,551
BB&T Corp.	98	5,100
Berkshire Hathaway, Inc. Class B †	16	3,192
BGC Partners, Inc. Class A	16,200	217,890
BNP Paribas SA (France)	14,023	1,039,741
Brandywine Realty Trust R	14,382	228,386
Brixmor Property Group, Inc. R	24,800	378,200
Broadridge Financial Solutions, Inc.	115	12,614
Camden Property Trust R	7,240	609,463
Canadian Imperial Bank of Commerce (Canada)	853	75,293
CBRE Group, Inc. Class A †	16,800	793,296
Cheung Kong Property Holdings, Ltd. (Hong Kong)	122,000	1,032,377
Chimera Investment Corp. R	14,591	254,029
Citigroup, Inc.	110,000	7,425,000
CME Group, Inc.	282	45,611
Colony NorthStar, Inc. Class A R	36,100	202,882
CoreLogic, Inc. †	4,190	189,514
Corporate Office Properties Trust R	322	8,317
Daiwa Securities Group, Inc. (Japan)	20,000	127,569
DGB Financial Group, Inc. (South Korea)	13,106	143,245
Discover Financial Services	21,500	1,546,495
DNB ASA (Norway)	29,792	581,274
Duke Realty Corp. R	21,911	580,203
E*Trade Financial Corp. †	47,100	2,609,811
Empire State Realty Trust, Inc. Class A R	235	3,946
EPR Properties R	304	16,842
Equity Commonwealth † R	6,037	185,155
Equity Lifestyle Properties, Inc. R	3,500	307,195
Equity Residential Trust R	20,341	1,253,412
Eurazeo SA (France)	688	63,353
Fonciere Des Regions (France) R	9,297	1,026,486
Forest City Realty Trust, Inc. Class A R	18,200	368,732
Gaming and Leisure Properties, Inc. R	7,181	240,348
Goldman Sachs Group, Inc. (The)	7,500	1,888,950
Hartford Financial Services Group, Inc. (The)	27,700	1,427,104
HCP, Inc. R	32,200	748,006
Highwoods Properties, Inc. R	8,335	365,240
Hong Kong Exchanges and Clearing, Ltd. (Hong Kong)	6,700	220,228
HSBC Holdings PLC (United Kingdom)	24,687	230,771
Hudson Pacific Properties, Inc. R	8,215	267,234
Industrial Bank of Korea (South Korea)	41,897	603,358
Intercontinental Exchange, Inc.	116	8,412
Japan Post Bank Co., Ltd. (Japan)	9,700	130,178
JPMorgan Chase & Co.	104,178	11,456,454
Kerry Properties, Ltd. (Hong Kong)	89,500	406,346
Liberty Property Trust R	8,879	352,763

Dynamic Asset Allocation Conservative Fund 23

COMMON STOCKS (41.6%)* cont.	Shares	Value
Financials cont.
Lincoln National Corp.	13,300	$971,698
Loews Corp.	40,867	2,032,316
Macquarie Group, Ltd. (Australia)	6,586	525,450
Mediobanca Banca di Credito Finanziario SpA (Italy)	5,577	65,651
MFA Financial, Inc. R	23,542	177,271
Mitsubishi UFJ Financial Group, Inc. (Japan)	195,262	1,279,053
Mizuho Financial Group, Inc. (Japan)	640,225	1,151,629
Morgan Stanley	19,300	1,041,428
Muenchener Rueckversicherungs-Gesellschaft
AG in Muenchen (Germany)	4,777	1,110,983
National Bank of Canada (Canada)	1,450	68,249
New Residential Investment Corp. R	1,609	26,468
New World Development Co., Ltd. (Hong Kong)	12,000	17,107
NN Group NV (Netherlands)	23,748	1,054,673
Nomura Real Estate Holdings, Inc. (Japan)	8,500	200,667
Old Republic International Corp.	1,091	23,402
ORIX Corp. (Japan)	61,600	1,086,344
Outfront Media, Inc. R	10,200	191,148
Park Hotels & Resorts, Inc. R	18,393	496,979
Partners Group Holding AG (Switzerland)	6	4,465
Persimmon PLC (United Kingdom)	29,345	1,043,286
Piedmont Office Realty Trust, Inc. Class A R	411	7,229
PNC Financial Services Group, Inc. (The)	14,936	2,258,921
Principal Financial Group, Inc.	10,300	627,373
Prudential Financial, Inc.	21,700	2,247,035
Raymond James Financial, Inc.	2,500	223,525
Realogy Holdings Corp. S	18,600	507,408
Regions Financial Corp.	117,100	2,175,718
Reinsurance Group of America, Inc.	3,315	510,510
Resona Holdings, Inc. (Japan)	185,300	978,700
Schroders PLC (United Kingdom)	1,329	59,598
Senior Housing Properties Trust R	9,100	142,506
Spirit Realty Capital, Inc. R	62,787	487,227
Starwood Property Trust, Inc. R	18,741	392,624
Sumitomo Mitsui Financial Group, Inc. (Japan)	30,593	1,281,740
Sumitomo Mitsui Trust Holdings, Inc. (Japan)	7,500	303,581
Sun Hung Kai Properties, Ltd. (Hong Kong)	23,000	366,387
SunTrust Banks, Inc.	22,698	1,544,372
Swiss Prime Site AG (Switzerland)	296	28,659
Swiss Re AG (Switzerland)	7,712	785,263
Synchrony Financial	52,200	1,750,266
Synovus Financial Corp.	6,900	344,586
TCF Financial Corp.	15,600	355,836
Torchmark Corp.	4,100	345,097
Toronto-Dominion Bank (Canada)	976	55,385
Travelers Cos., Inc. (The)	6,044	839,270
Two Harbors Investment Corp. R	872	13,403
U.S. Bancorp	758	38,279
UDR, Inc. R	567	20,197

24 Dynamic Asset Allocation Conservative Fund

COMMON STOCKS (41.6%)* cont.	Shares	Value
Financials cont.
United Overseas Bank, Ltd. (Singapore)	31,600	$666,351
Unum Group	14,000	666,540
Vornado Realty Trust R	10,700	720,110
WP Carey, Inc. R	2,400	148,776
Zurich Insurance Group AG (Switzerland)	139	45,611
		88,253,138
Government (—%)
Poste Italiane SpA (Italy)	1,289	11,798
		11,798
Health care (5.0%)
AbbVie, Inc.	22,965	2,173,637
Akorn, Inc. †	614	11,488
Alfresa Holdings Corp. (Japan)	3,200	71,215
Allergan PLC	1,060	178,387
Amgen, Inc.	10,582	1,804,019
Anthem, Inc.	15,188	3,336,804
Astellas Pharma, Inc. (Japan)	37,500	568,817
Baxter International, Inc.	1,074	69,853
Biogen, Inc. †	1,622	444,136
Boston Scientific Corp. †	361	9,863
Bristol-Myers Squibb Co.	26,688	1,688,016
Bruker Corp.	6,500	194,480
Celgene Corp. †	28,141	2,510,459
Charles River Laboratories International, Inc. † S	4,876	520,464
Cigna Corp.	13,800	2,314,812
Eli Lilly & Co.	34,550	2,673,134
Fresenius Medical Care AG & Co., KGaA (Germany)	3,885	396,683
Gilead Sciences, Inc.	24,766	1,867,109
GlaxoSmithKline PLC (United Kingdom)	45,997	893,629
Humana, Inc.	10,878	2,924,333
Intuitive Surgical, Inc. †	12	4,954
Johnson & Johnson	44,631	5,719,463
McKesson Corp.	19,200	2,704,704
Medipal Holdings Corp. (Japan)	19,300	395,414
Merck & Co., Inc.	54,199	2,952,220
Mettler-Toledo International, Inc. †	8	4,600
Mitsubishi Tanabe Pharma Corp. (Japan)	3,200	62,553
Novartis AG (Switzerland)	24,583	1,988,815
PerkinElmer, Inc.	113	8,556
Pfizer, Inc. S	24,362	864,607
Premier, Inc. Class A †	6,300	197,253
Recordati SpA (Italy)	21,724	804,988
Roche Holding AG (Switzerland)	8,828	2,024,789
Service Corp. International S	11,000	415,140
Shionogi & Co., Ltd. (Japan)	15,000	774,071
Sonic Healthcare, Ltd. (Australia)	623	10,983
Thermo Fisher Scientific, Inc.	41	8,465
UCB SA (Belgium)	11,906	971,215
UnitedHealth Group, Inc.	37,497	8,024,358

Dynamic Asset Allocation Conservative Fund 25

COMMON STOCKS (41.6%)* cont.	Shares	Value
Health care cont.
Vertex Pharmaceuticals, Inc. †	5,466	$890,849
WellCare Health Plans, Inc. †	5,600	1,084,328
Zoetis, Inc.	557	46,515
		54,610,178
Technology (8.1%)
Adobe Systems, Inc. †	6,000	1,296,480
Agilent Technologies, Inc.	14,100	943,290
Alphabet, Inc. Class A †	13,505	14,006,576
Amadeus IT Holding SA Class A (Spain)	9,651	713,473
Amdocs, Ltd.	17,504	1,167,867
Apple, Inc.	54,922	9,214,813
Applied Materials, Inc.	24,545	1,364,947
Avaya Holdings Corp. †	5,132	114,957
Cadence Design Systems, Inc. †	17,400	639,798
CDK Global, Inc.	411	26,033
CGI Group, Inc. Class A (Canada) †	128	7,382
Cisco Systems, Inc.	73	3,131
Citrix Systems, Inc. †	17,800	1,651,840
Cognizant Technology Solutions Corp. Class A	10,736	864,248
Computershare, Ltd. (Australia)	4,800	64,234
Corning, Inc.	411	11,459
Dell Technologies, Inc. Class V †	308	22,549
Dun & Bradstreet Corp. (The)	6,100	713,700
DXC Technology Co.	20,700	2,080,971
eBay, Inc. †	2,673	107,562
Electronic Arts, Inc. †	25,300	3,067,372
F5 Networks, Inc. †	8,210	1,187,248
Facebook, Inc. Class A †	17,961	2,869,988
Fidelity National Information Services, Inc.	645	62,114
Fiserv, Inc. †	642	45,781
Fortinet, Inc. †	26,200	1,403,796
Fujitsu, Ltd. (Japan)	5,000	30,769
Genpact, Ltd.	341	10,909
Harris Corp.	343	55,319
Hoya Corp. (Japan)	18,200	907,392
HP, Inc.	144,074	3,158,102
IBM Corp.	21,000	3,222,030
Intuit, Inc.	16,028	2,778,454
Keyence Corp. (Japan)	300	186,194
KLA-Tencor Corp.	14,900	1,624,249
Maxim Integrated Products, Inc.	24,725	1,488,940
Microsoft Corp.	167,876	15,321,987
NEC Corp. (Japan)	2,200	61,841
NetApp, Inc.	856	52,807
Nexon Co., Ltd. (Japan) †	9,800	162,098
NXP Semiconductor NV †	37,831	4,426,227
Otsuka Corp. (Japan)	11,800	594,408
Red Hat, Inc. †	388	58,010
Rockwell Automation, Inc.	2,000	348,400

26 Dynamic Asset Allocation Conservative Fund

COMMON STOCKS (41.6%)* cont.	Shares	Value
Technology cont.
Samsung Electronics Co., Ltd. (South Korea)	400	$923,539
SK Hynix, Inc. (South Korea)	2,909	221,880
Synopsys, Inc. †	9,965	829,487
TDK Corp. (Japan)	6,500	585,828
Texas Instruments, Inc.	50,641	5,261,093
Trimble Inc. †	10,400	373,152
VMware, Inc. Class A † S	16,200	1,964,574
Xerox Corp.	26,300	756,914
Zebra Technologies Corp. Class A †	3,300	459,327
		89,515,539
Transportation (1.1%)
Abertis Infraestructuras SA (Spain)	2,973	66,682
ANA Holdings, Inc. (Japan)	9,800	379,272
Central Japan Railway Co. (Japan)	5,900	1,116,179
Deutsche Lufthansa AG (Germany)	10,307	329,243
Deutsche Post AG (Germany)	17,980	786,253
International Consolidated Airlines Group SA (Spain)	22,246	192,527
Japan Airlines Co., Ltd. (Japan)	12,100	486,934
Kansas City Southern	351	38,557
Norfolk Southern Corp.	491	66,668
Royal Mail PLC (United Kingdom)	98,376	747,049
Singapore Airlines, Ltd. (Singapore)	22,400	186,027
Southwest Airlines Co.	46,900	2,686,432
Union Pacific Corp.	37,000	4,973,910
Yangzijiang Shipbuilding Holdings, Ltd. (China)	108,600	101,123
		12,156,856
Utilities and power (1.5%)
American Electric Power Co., Inc.	25,052	1,718,317
CenterPoint Energy, Inc.	27,300	748,020
CLP Holdings, Ltd. (Hong Kong)	500	5,111
Duke Energy Corp.	897	69,491
Edison International	14,400	916,704
Enel SpA (Italy)	229,536	1,406,404
ENGIE SA (France)	24,491	409,160
Eni SpA (Italy)	50,467	889,628
Entergy Corp.	36,400	2,867,592
Exelon Corp.	38,216	1,490,806
FirstEnergy Corp.	46,300	1,574,663
HK Electric Investments & HK Electric Investments, Ltd. (units)
(Hong Kong)	72,000	69,805
Kinder Morgan, Inc.	123,504	1,859,970
NiSource, Inc.	6,400	153,024
OGE Energy Corp.	10,000	327,700
PPL Corp.	29,800	843,042
SSE PLC (United Kingdom)	253	4,534
Texas Competitive Electric Holdings Co., LLC/TCEH Finance, Inc. (Rights)	2,297	1,194
UGI Corp.	16,750	744,035
Vectren Corp.	4,200	268,464
		16,367,664
Total common stocks (cost $382,282,351)		$457,321,807

Dynamic Asset Allocation Conservative Fund 27

	Principal
CORPORATE BONDS AND NOTES (24.0%)*	amount	Value
Basic materials (1.4%)
A Schulman, Inc. company guaranty sr. unsec. unsub. notes
6.875%, 6/1/23	$55,000	$58,025
Agrium, Inc. sr. unsec. unsub. notes 5.25%, 1/15/45 (Canada)	120,000	130,762
AK Steel Corp. company guaranty sr. unsec. notes
6.375%, 10/15/25	55,000	51,838
Allegheny Technologies, Inc. sr. unsec. unsub. notes
7.875%, 8/15/23	75,000	81,563
Allegheny Technologies, Inc. sr. unsec. unsub. notes
5.95%, 1/15/21	45,000	45,900
American Woodmark Corp. 144A company guaranty sr. unsec.
notes 4.875%, 3/15/26	135,000	131,963
ArcelorMittal SA sr. unsec. unsub. bonds 6.125%, 6/1/25 (France)	35,000	38,019
ArcelorMittal SA sr. unsec. unsub. notes 7.25%, 10/15/39 (France)	130,000	153,725
Beacon Escrow Corp. 144A sr. unsec. notes 4.875%, 11/1/25	130,000	123,825
Beacon Roofing Supply, Inc. company guaranty sr. unsec. unsub.
notes 6.375%, 10/1/23	100,000	105,000
Big River Steel, LLC/BRS Finance Corp. 144A company guaranty sr.
notes 7.25%, 9/1/25	150,000	155,625
BMC East, LLC 144A company guaranty sr. notes 5.50%, 10/1/24	130,000	130,000
Boise Cascade Co. 144A company guaranty sr. unsec. notes
5.625%, 9/1/24	205,000	209,613
Builders FirstSource, Inc. 144A company guaranty sr. unsub. notes
5.625%, 9/1/24	80,000	80,400
BWAY Holding Co. 144A sr. notes 5.50%, 4/15/24	115,000	115,719
BWAY Holding Co. 144A sr. unsec. notes 7.25%, 4/15/25	290,000	295,800
Celanese US Holdings, LLC company guaranty sr. unsec. unsub.
notes 4.625%, 11/15/22 (Germany)	220,000	229,577
Cemex Finance, LLC 144A company guaranty sr. notes 6.00%,
4/1/24 (Mexico)	200,000	206,000
CF Industries, Inc. company guaranty sr. unsec. bonds
4.95%, 6/1/43	110,000	95,975
CF Industries, Inc. 144A company guaranty sr. notes
4.50%, 12/1/26	830,000	842,222
Chemours Co. (The) company guaranty sr. unsec. notes
5.375%, 5/15/27	55,000	55,138
Chemours Co. (The) company guaranty sr. unsec. unsub. notes
7.00%, 5/15/25	80,000	86,400
Chemours Co. (The) company guaranty sr. unsec. unsub. notes
6.625%, 5/15/23	75,000	78,750
Compass Minerals International, Inc. 144A company guaranty sr.
unsec. notes 4.875%, 7/15/24	180,000	176,400
Cornerstone Chemical Co. 144A company guaranty sr. notes
6.75%, 8/15/24	150,000	149,205
CPG Merger Sub, LLC 144A company guaranty sr. unsec. notes
8.00%, 10/1/21	30,000	30,263
Crown Americas, LLC/Crown Americas Capital Corp. VI 144A
company guaranty sr. unsec. notes 4.75%, 2/1/26	60,000	58,050
Dow Chemical Co. (The) sr. unsec. unsub. bonds 3.50%, 10/1/24	765,000	758,054
E. I. du Pont de Nemours & Co. sr. unsec. notes 3.625%, 1/15/21	315,000	320,442
Eastman Chemical Co. sr. unsec. notes 3.80%, 3/15/25	432,000	437,149

28 Dynamic Asset Allocation Conservative Fund

	Principal
CORPORATE BONDS AND NOTES (24.0%)* cont.	amount	Value
Basic materials cont.
First Quantum Minerals, Ltd. 144A company guaranty sr. unsec.
notes 7.50%, 4/1/25 (Canada)	$315,000	$309,881
Flex Acquisition Co., Inc. 144A sr. unsec. notes 6.875%, 1/15/25	120,000	118,800
Freeport-McMoRan, Inc. company guaranty sr. unsec. notes
6.875%, 2/15/23 (Indonesia)	90,000	96,525
GCP Applied Technologies, Inc. 144A company guaranty sr. unsec.
notes 9.50%, 2/1/23	175,000	192,658
GCP Applied Technologies, Inc. 144A sr. unsec. notes
5.50%, 4/15/26	90,000	89,775
Glencore Funding, LLC 144A company guaranty sr. unsec. unsub.
notes 4.625%, 4/29/24	755,000	772,591
Glencore Funding, LLC 144A company guaranty sr. unsec. unsub.
notes 4.00%, 4/16/25	511,000	501,026
HudBay Minerals, Inc. 144A company guaranty sr. unsec. notes
7.625%, 1/15/25 (Canada)	95,000	100,344
Huntsman International, LLC company guaranty sr. unsec. unsub.
notes 4.875%, 11/15/20	79,000	80,481
Ingevity Corp. 144A sr. unsec. notes 4.50%, 2/1/26	105,000	101,063
International Paper Co. sr. unsec. unsub. notes 3.00%, 2/15/27	405,000	374,565
Joseph T Ryerson & Son, Inc. 144A sr. notes 11.00%, 5/15/22	50,000	55,125
Kraton Polymers, LLC/Kraton Polymers Capital Corp. 144A
company guaranty sr. unsec. notes 10.50%, 4/15/23	100,000	111,000
Kraton Polymers, LLC/Kraton Polymers Capital Corp. 144A
company guaranty sr. unsec. notes 7.00%, 4/15/25	60,000	62,100
Louisiana-Pacific Corp. company guaranty sr. unsec. unsub. notes
4.875%, 9/15/24	85,000	85,213
Mercer International, Inc. company guaranty sr. unsec. notes
7.75%, 12/1/22 (Canada)	14,000	14,875
Mercer International, Inc. sr. unsec. notes 6.50%, 2/1/24 (Canada)	125,000	130,938
Mercer International, Inc. 144A sr. unsec. notes 5.50%,
1/15/26 (Canada)	65,000	64,513
Methanex Corp. sr. unsec. unsub. notes 5.65%, 12/1/44 (Canada)	300,000	299,788
Methanex Corp. sr. unsec. unsub. notes 3.25%, 12/15/19 (Canada)	33,000	32,894
New Gold, Inc. 144A company guaranty sr. unsec. unsub. notes
6.25%, 11/15/22 (Canada)	55,000	56,169
New Gold, Inc. 144A sr. unsec. notes 6.375%, 5/15/25 (Canada)	35,000	35,788
Northwest Acquisitions ULC/Dominion Finco, Inc. 144A notes
7.125%, 11/1/22	45,000	45,900
NOVA Chemicals Corp. 144A sr. unsec. bonds 5.25%,
6/1/27 (Canada)	120,000	114,000
NOVA Chemicals Corp. 144A sr. unsec. notes 4.875%,
6/1/24 (Canada)	65,000	62,238
Novelis Corp. 144A company guaranty sr. unsec. bonds
5.875%, 9/30/26	220,000	215,600
Novelis Corp. 144A company guaranty sr. unsec. notes
6.25%, 8/15/24	75,000	76,875
Packaging Corp. of America sr. unsec. unsub. notes 4.50%, 11/1/23	225,000	234,871
Pactiv, LLC sr. unsec. unsub. bonds 8.375%, 4/15/27	10,000	11,300
Park-Ohio Industries, Inc. company guaranty sr. unsec. notes
6.625%, 4/15/27	120,000	124,200
Pisces Midco, Inc. 144A sr. notes 8.00%, 4/15/26	45,000	45,000

Dynamic Asset Allocation Conservative Fund 29

	Principal
CORPORATE BONDS AND NOTES (24.0%)* cont.	amount	Value
Basic materials cont.
Platform Specialty Products Corp. 144A company guaranty sr.
unsec. notes 5.875%, 12/1/25	$205,000	$200,388
Sherwin-Williams Co. (The) sr. unsec. unsub. bonds 3.45%, 6/1/27	455,000	435,182
Sherwin-Williams Co. (The) sr. unsec. unsub. notes 2.75%, 6/1/22	210,000	204,535
Smurfit Kappa Treasury Funding, Ltd. company guaranty sr. unsec.
unsub. notes 7.50%, 11/20/25 (Ireland)	90,000	107,888
Steel Dynamics, Inc. company guaranty sr. unsec. notes
5.00%, 12/15/26	35,000	35,000
Steel Dynamics, Inc. company guaranty sr. unsec. notes
4.125%, 9/15/25	30,000	28,575
Steel Dynamics, Inc. company guaranty sr. unsec. unsub. notes
5.50%, 10/1/24	60,000	61,872
Steel Dynamics, Inc. company guaranty sr. unsec. unsub. notes
5.25%, 4/15/23	4,000	4,050
Teck Resources, Ltd. company guaranty sr. unsec. unsub. notes
4.75%, 1/15/22 (Canada)	45,000	45,563
Teck Resources, Ltd. company guaranty sr. unsec. unsub. notes
3.75%, 2/1/23 (Canada)	40,000	38,448
Teck Resources, Ltd. 144A company guaranty sr. unsec. notes
8.50%, 6/1/24 (Canada)	15,000	16,650
TMS International Corp. 144A sr. unsec. notes 7.25%, 8/15/25	130,000	135,525
Trinseo Materials Operating SCA/Trinseo Materials Finance, Inc.
144A sr. unsec. notes 5.375%, 9/1/25 (Luxembourg)	75,000	73,688
Tronox Finance PLC 144A company guaranty sr. unsec. notes
5.75%, 10/1/25 (United Kingdom)	45,000	43,763
Tronox, Inc. 144A company guaranty sr. unsec. notes
6.50%, 4/15/26	90,000	90,000
U.S. Concrete, Inc. company guaranty sr. unsec. unsub. notes
6.375%, 6/1/24	135,000	140,063
Univar USA, Inc. 144A company guaranty sr. unsec. notes
6.75%, 7/15/23	80,000	82,500
USG Corp. 144A company guaranty sr. unsec. bonds
4.875%, 6/1/27	125,000	126,250
USG Corp. 144A company guaranty sr. unsec. notes 5.50%, 3/1/25	70,000	72,975
Weekley Homes, LLC/Weekley Finance Corp. sr. unsec. notes
6.00%, 2/1/23	77,000	76,615
Westlake Chemical Corp. company guaranty sr. unsec. unsub.
bonds 4.375%, 11/15/47	767,000	740,980
Westlake Chemical Corp. company guaranty sr. unsec. unsub.
notes 3.60%, 8/15/26	988,000	954,108
WestRock MWV, LLC company guaranty sr. unsec. unsub. notes
8.20%, 1/15/30	575,000	774,563
WestRock MWV, LLC company guaranty sr. unsec. unsub. notes
7.95%, 2/15/31	175,000	232,578
Weyerhaeuser Co. sr. unsec. unsub. notes 7.375%, 3/15/32 R	260,000	343,412
WR Grace & Co.- Conn. 144A company guaranty sr. unsec. notes
5.625%, 10/1/24	80,000	82,400
Zekelman Industries, Inc. 144A company guaranty sr. notes
9.875%, 6/15/23	80,000	88,000
		15,283,069

30 Dynamic Asset Allocation Conservative Fund

	Principal
CORPORATE BONDS AND NOTES (24.0%)* cont.	amount	Value
Capital goods (0.9%)
Advanced Disposal Services, Inc. 144A sr. unsec. notes
5.625%, 11/15/24	$150,000	$151,500
Allison Transmission, Inc. 144A company guaranty sr. unsec. notes
4.75%, 10/1/27	30,000	28,275
American Axle & Manufacturing, Inc. company guaranty sr. unsec.
notes 7.75%, 11/15/19	72,000	76,860
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc. 144A
company guaranty sr. unsec. notes 7.25%, 5/15/24 (Ireland)	200,000	212,750
ATS Automation Tooling Systems, Inc. 144A sr. unsec. notes 6.50%,
6/15/23 (Canada)	40,000	41,780
Berry Global, Inc. company guaranty notes 5.50%, 5/15/22	24,000	24,630
Berry Global, Inc. company guaranty unsub. notes 5.125%, 7/15/23	85,000	85,959
Berry Global, Inc. 144A notes 4.50%, 2/15/26	40,000	37,850
Boeing Capital Corp. sr. unsec. unsub. notes 4.70%, 10/27/19	190,000	196,427
Bombardier, Inc. 144A sr. unsec. notes 8.75%, 12/1/21 (Canada)	170,000	186,363
Bombardier, Inc. 144A sr. unsec. notes 7.50%, 12/1/24 (Canada)	100,000	103,500
Briggs & Stratton Corp. company guaranty sr. unsec. notes
6.875%, 12/15/20	140,000	151,550
Crown Cork & Seal Co., Inc. company guaranty sr. unsec. bonds
7.375%, 12/15/26	65,000	72,475
Deere & Co. sr. unsec. unsub. notes 2.60%, 6/8/22	570,000	556,491
FXI Holdings, Inc. 144A sr. notes 7.875%, 11/1/24	120,000	117,525
Gates Global, LLC/Gates Global Co. 144A company guaranty sr.
unsec. notes 6.00%, 7/15/22	74,000	75,203
General Dynamics Corp. company guaranty sr. unsec. unsub.
notes 3.60%, 11/15/42	260,000	247,929
General Dynamics Corp. company guaranty sr. unsec. unsub.
notes 2.25%, 11/15/22	160,000	154,164
GFL Environmental, Inc. 144A sr. unsec. notes 5.375%,
3/1/23 (Canada)	60,000	58,950
Great Lakes Dredge & Dock Corp. company guaranty sr. unsec.
notes 8.00%, 5/15/22	175,000	179,375
Honeywell International, Inc. sr. unsec. bonds 3.812%, 11/21/47	255,000	251,240
Honeywell International, Inc. sr. unsec. unsub. notes 4.25%, 3/1/21	150,000	155,510
Johnson Controls International PLC sr. unsec. bonds 4.95%, 7/2/64	405,000	406,523
Johnson Controls International PLC sr. unsec. unsub. bonds
4.50%, 2/15/47	575,000	582,929
Legrand France SA sr. unsec. unsub. notes 8.50%, 2/15/25 (France)	291,000	367,443
Manitowoc Foodservice, Inc. sr. unsec. notes 9.50%, 2/15/24	185,000	206,275
MasTec, Inc. company guaranty sr. unsec. unsub. notes
4.875%, 3/15/23	115,000	113,850
Medtronic, Inc. company guaranty sr. unsec. sub. notes
4.375%, 3/15/35	178,000	188,861
Oshkosh Corp. company guaranty sr. unsec. sub. notes
5.375%, 3/1/25	165,000	169,950
Raytheon Co. sr. unsec. notes 4.875%, 10/15/40	195,000	228,454
RBS Global, Inc./Rexnord, LLC 144A sr. unsec. notes
4.875%, 12/15/25	95,000	92,150
Rockwell Collins, Inc. sr. unsec. bonds 4.35%, 4/15/47	740,000	729,368
Tennant Co. company guaranty sr. unsec. unsub. notes
5.625%, 5/1/25	90,000	91,800

Dynamic Asset Allocation Conservative Fund 31

	Principal
CORPORATE BONDS AND NOTES (24.0%)* cont.	amount	Value
Capital goods cont.
Tenneco, Inc. company guaranty sr. unsec. unsub. notes
5.375%, 12/15/24	$284,000	$287,550
Tenneco, Inc. company guaranty sr. unsec. unsub. notes
5.00%, 7/15/26	50,000	48,515
TI Group Automotive Systems, LLC 144A sr. unsec. notes 8.75%,
7/15/23 (United Kingdom)	86,000	90,300
Titan Acquisition, Ltd./Titan Co-Borrower, LLC. 144A sr. unsec.
notes 7.75%, 4/15/26 (Canada)	235,000	234,266
TransDigm, Inc. company guaranty sr. unsec. sub. notes
6.50%, 5/15/25	40,000	40,400
TransDigm, Inc. company guaranty sr. unsec. sub. notes
6.375%, 6/15/26	155,000	156,163
TransDigm, Inc. company guaranty sr. unsec. unsub. notes
6.50%, 7/15/24	58,000	59,450
Trident Merger Sub, Inc. 144A sr. unsec. notes 6.625%, 11/1/25	100,000	97,625
United Technologies Corp. sr. unsec. unsub. notes 1.90%, 5/4/20	1,620,000	1,587,245
Wabash National Corp. 144A company guaranty sr. unsec. notes
5.50%, 10/1/25	60,000	58,500
Waste Management, Inc. company guaranty sr. unsec. unsub.
notes 4.75%, 6/30/20	180,000	186,449
Waste Pro USA, Inc. 144A sr. unsec. notes 5.50%, 2/15/26	85,000	83,938
Wrangler Buyer Corp. 144A sr. unsec. notes 6.00%, 10/1/25	150,000	147,375
		9,421,685
Communication services (2.1%)
American Tower Corp. sr. unsec. bonds 3.125%, 1/15/27 R	1,115,000	1,021,772
American Tower Corp. sr. unsec. notes 4.00%, 6/1/25 R	735,000	730,485
AT&T, Inc. sr. unsec. unsub. notes 5.80%, 2/15/19	360,000	369,113
AT&T, Inc. sr. unsec. unsub. notes 4.75%, 5/15/46	567,000	550,696
AT&T, Inc. sr. unsec. unsub. notes 4.25%, 3/1/27	2,060,000	2,082,418
AT&T, Inc. sr. unsec. unsub. notes 3.40%, 5/15/25	568,000	547,295
Cablevision Systems Corp. sr. unsec. unsub. notes 8.00%, 4/15/20	30,000	31,631
CCO Holdings, LLC/CCO Holdings Capital Corp. company guaranty
sr. unsec. notes 5.25%, 9/30/22	53,000	53,795
CCO Holdings, LLC/CCO Holdings Capital Corp. 144A company
guaranty sr. unsec. bonds 5.50%, 5/1/26	50,000	48,938
CCO Holdings, LLC/CCO Holdings Capital Corp. 144A company
guaranty sr. unsec. notes 5.875%, 4/1/24	130,000	131,950
CCO Holdings, LLC/CCO Holdings Capital Corp. 144A sr. unsec.
notes 5.75%, 2/15/26	20,000	19,900
CCO Holdings, LLC/CCO Holdings Capital Corp. 144A sr. unsec.
unsub. notes 5.125%, 5/1/23	65,000	65,081
CenturyLink, Inc. sr. unsec. unsub. notes 6.75%, 12/1/23	50,000	48,625
CenturyLink, Inc. sr. unsec. unsub. notes 5.625%, 4/1/20	13,000	13,098
Cequel Communications Holdings I, LLC/Cequel Capital Corp.
144A sr. unsec. unsub. notes 5.125%, 12/15/21	113,000	112,859
Cequel Communications Holdings I, LLC/Cequel Capital Corp.
144A sr. unsec. unsub. notes 5.125%, 12/15/21	45,000	44,831
Charter Communications Operating, LLC/Charter
Communications Operating Capital Corp. company guaranty sr.
sub. bonds 6.484%, 10/23/45	980,000	1,075,732

32 Dynamic Asset Allocation Conservative Fund

	Principal
CORPORATE BONDS AND NOTES (24.0%)* cont.	amount	Value
Communication services cont.
Charter Communications Operating, LLC/Charter
Communications Operating Capital Corp. company guaranty sr.
sub. notes 4.908%, 7/23/25	$337,000	$344,382
Charter Communications Operating, LLC/Charter
Communications Operating Capital Corp. company guaranty sr.
sub. bonds 5.375%, 5/1/47	158,000	152,824
Comcast Corp. company guaranty sr. unsec. unsub. bonds
4.049%, 11/1/52	290,000	272,198
Comcast Corp. company guaranty sr. unsec. unsub. bonds
3.999%, 11/1/49	120,000	112,534
Comcast Corp. company guaranty sr. unsec. unsub. bonds
3.969%, 11/1/47	780,000	739,562
Comcast Corp. company guaranty sr. unsec. unsub. bonds
2.35%, 1/15/27	495,000	444,415
Comcast Corp. company guaranty sr. unsec. unsub. notes
6.50%, 11/15/35	82,000	104,093
Comcast Corp. company guaranty sr. unsec. unsub. notes
3.375%, 2/15/25	835,000	819,607
Comcast Corp. company guaranty sr. unsec. unsub. notes
3.15%, 3/1/26	250,000	240,697
CommScope Technologies Finance, LLC 144A sr. unsec. notes
6.00%, 6/15/25	95,000	98,848
CommScope Technologies, LLC 144A company guaranty sr. unsec.
unsub. notes 5.00%, 3/15/27	255,000	242,250
Cox Communications, Inc. 144A sr. unsec. bonds 3.50%, 8/15/27	340,000	324,367
Crown Castle International Corp. sr. unsec. bonds 3.80%, 2/15/28 R	395,000	379,899
Crown Castle International Corp. sr. unsec. bonds 3.65%, 9/1/27 R	557,000	530,726
Crown Castle International Corp. sr. unsec. notes 5.25%, 1/15/23 R	190,000	201,904
Crown Castle International Corp. sr. unsec. notes 4.875%, 4/15/22 R	54,000	56,949
Crown Castle International Corp. sr. unsec. unsub. bonds
3.70%, 6/15/26 R	455,000	437,366
Crown Castle Towers, LLC 144A company guaranty sr. notes
4.883%, 8/15/20	115,000	119,022
CSC Holdings, LLC sr. unsec. unsub. bonds 5.25%, 6/1/24	202,000	192,153
CSC Holdings, LLC sr. unsec. unsub. notes 6.75%, 11/15/21	20,000	20,850
CSC Holdings, LLC 144A sr. unsec. unsub. notes 10.125%, 1/15/23	305,000	338,550
Deutsche Telekom International Finance BV company guaranty sr.
unsec. unsub. bonds 8.75%, 6/15/30 (Netherlands)	163,000	230,866
DISH DBS Corp. company guaranty sr. unsec. unsub. notes
5.875%, 11/15/24	75,000	66,844
Frontier Communications Corp. sr. unsec. notes 11.00%, 9/15/25	35,000	26,228
Frontier Communications Corp. sr. unsec. notes 10.50%, 9/15/22	90,000	75,270
Frontier Communications Corp. 144A company guaranty notes
8.50%, 4/1/26	145,000	140,288
Intelsat Jackson Holdings SA company guaranty sr. unsec. notes
7.50%, 4/1/21 (Bermuda)	17,000	15,396
Intelsat Jackson Holdings SA 144A company guaranty sr. notes
8.00%, 2/15/24 (Bermuda)	4,000	4,205
Intelsat Jackson Holdings SA 144A sr. unsec. notes 9.75%,
7/15/25 (Bermuda)	260,000	242,450

Dynamic Asset Allocation Conservative Fund 33

	Principal
CORPORATE BONDS AND NOTES (24.0%)* cont.	amount	Value
Communication services cont.
Koninklijke KPN NV sr. unsec. unsub. bonds 8.375%,
10/1/30 (Netherlands)	$135,000	$183,428
NBCUniversal Media, LLC company guaranty sr. unsec. unsub.
notes 5.15%, 4/30/20	585,000	610,601
NBCUniversal Media, LLC company guaranty sr. unsec. unsub.
notes 4.375%, 4/1/21	970,000	1,007,770
Quebecor Media, Inc. sr. unsec. unsub. notes 5.75%,
1/15/23 (Canada)	19,000	19,523
Rogers Communications, Inc. company guaranty sr. unsec. unsub.
notes 4.50%, 3/15/43 (Canada)	410,000	420,474
Sprint Capital Corp. company guaranty sr. unsec. unsub. notes
6.875%, 11/15/28	32,000	29,840
Sprint Communications, Inc. sr. unsec. notes 7.00%, 8/15/20	27,000	28,148
Sprint Communications, Inc. 144A company guaranty sr. unsec.
notes 9.00%, 11/15/18	39,000	40,219
Sprint Corp. company guaranty sr. unsec. sub. notes
7.875%, 9/15/23	195,000	198,900
Sprint Corp. company guaranty sr. unsec. sub. notes
7.25%, 9/15/21	214,000	221,223
Sprint Spectrum Co., LLC/Sprint Spectrum Co. II, LLC/Sprint
Spectrum Co. III, LLC 144A company guaranty sr. notes
3.36%, 9/20/21	275,625	273,902
T-Mobile USA, Inc. company guaranty sr. unsec. notes
6.625%, 4/1/23	197,000	203,107
T-Mobile USA, Inc. company guaranty sr. unsec. notes
6.375%, 3/1/25	335,000	350,075
T-Mobile USA, Inc. company guaranty sr. unsec. notes
6.00%, 3/1/23	20,000	20,800
T-Mobile USA, Inc. company guaranty sr. unsec. notes
5.375%, 4/15/27	60,000	60,450
T-Mobile USA, Inc. company guaranty sr. unsec. notes
4.00%, 4/15/22	30,000	29,850
T-Mobile USA, Inc. company guaranty sr. unsec. unsub. bonds
4.75%, 2/1/28	100,000	96,125
T-Mobile USA, Inc. company guaranty sr. unsec. unsub. notes
6.836%, 4/28/23	2,000	2,073
T-Mobile USA, Inc. company guaranty sr. unsec. unsub. notes
4.50%, 2/1/26	40,000	38,400
TCI Communications, Inc. sr. unsec. unsub. notes 7.125%, 2/15/28	365,000	455,244
Telecom Italia SpA 144A sr. unsec. notes 5.303%, 5/30/24 (Italy)	300,000	305,250
Telefonica Emisiones SAU company guaranty sr. unsec. bonds
4.895%, 3/6/48 (Spain)	1,235,000	1,256,531
Verizon Communications, Inc. sr. unsec. unsub. notes
4.522%, 9/15/48	932,000	898,018
Verizon Communications, Inc. sr. unsec. unsub. notes
4.40%, 11/1/34	775,000	765,391
Verizon Communications, Inc. sr. unsec. unsub. notes
4.125%, 3/16/27	1,110,000	1,124,335
Videotron, Ltd. company guaranty sr. unsec. unsub. notes 5.00%,
7/15/22 (Canada)	129,000	130,935

34 Dynamic Asset Allocation Conservative Fund

	Principal
CORPORATE BONDS AND NOTES (24.0%)* cont.	amount	Value
Communication services cont.
Videotron, Ltd./Videotron Ltee. 144A sr. unsec. notes 5.125%,
4/15/27 (Canada)	$275,000	$269,500
Windstream Services, LLC company guaranty sr. unsec. notes
6.375%, 8/1/23	114,000	65,265
		23,028,339
Conglomerates (0.3%)
Siemens Financieringsmaatschappij NV 144A company guaranty
sr. unsec. notes 2.20%, 3/16/20 (Netherlands)	2,945,000	2,921,817
		2,921,817
Consumer cyclicals (2.6%)
21st Century Fox America, Inc. company guaranty sr. unsec. notes
7.75%, 1/20/24	300,000	354,043
21st Century Fox America, Inc. company guaranty sr. unsec. unsub.
notes 7.75%, 12/1/45	1,048,000	1,575,535
Alimentation Couche-Tard, Inc. 144A company guaranty sr. unsec.
notes 3.55%, 7/26/27 (Canada)	300,000	289,704
Amazon.com, Inc. 144A sr. unsec. notes 3.15%, 8/22/27	1,225,000	1,181,934
AMC Entertainment Holdings, Inc. company guaranty sr. unsec.
notes 6.125%, 5/15/27	90,000	88,659
AMC Entertainment Holdings, Inc. company guaranty sr. unsec.
sub. notes 5.875%, 11/15/26	95,000	93,338
AMC Entertainment Holdings, Inc. company guaranty sr. unsec.
sub. notes 5.875%, 2/15/22	23,000	23,288
AMC Entertainment Holdings, Inc. company guaranty sr. unsec.
sub. notes 5.75%, 6/15/25	40,000	39,400
American Builders & Contractors Supply Co., Inc. 144A sr. unsec.
notes 5.75%, 12/15/23	80,000	82,000
American Tire Distributors, Inc. 144A sr. unsec. sub. notes
10.25%, 3/1/22	180,000	183,825
Autonation, Inc. company guaranty sr. unsec. unsub. notes
5.50%, 2/1/20	675,000	700,438
Boyd Gaming Corp. company guaranty sr. unsec. sub. notes
6.875%, 5/15/23	40,000	42,200
Boyd Gaming Corp. company guaranty sr. unsec. unsub. notes
6.375%, 4/1/26	30,000	31,278
Boyne USA, Inc. 144A company guaranty notes 7.25%, 5/1/25	40,000	41,050
Brookfield Residential Properties, Inc./Brookfield Residential
US Corp. 144A company guaranty sr. unsec. notes 6.125%,
7/1/22 (Canada)	125,000	127,500
CBS Corp. company guaranty sr. unsec. unsub. bonds
2.90%, 1/15/27	298,000	270,077
CBS Corp. company guaranty sr. unsec. unsub. notes
4.60%, 1/15/45	353,000	341,645
CBS Corp. company guaranty sr. unsec. unsub. notes
4.00%, 1/15/26	136,000	134,174
CBS Radio, Inc. 144A company guaranty sr. unsec. notes
7.25%, 11/1/24	165,000	168,094
Cinemark USA, Inc. company guaranty sr. unsec. notes
5.125%, 12/15/22	40,000	40,700
Cinemark USA, Inc. company guaranty sr. unsec. sub. notes
4.875%, 6/1/23	17,000	16,784

Dynamic Asset Allocation Conservative Fund 35

		Principal
CORPORATE BONDS AND NOTES (24.0%)* cont.		amount	Value
Consumer cyclicals cont.
Clear Channel Worldwide Holdings, Inc. company guaranty sr.
unsec. sub. notes 7.625%, 3/15/20		$59,000	$58,853
Clear Channel Worldwide Holdings, Inc. company guaranty sr.
unsec. unsub. notes 6.50%, 11/15/22		190,000	193,933
Constellation Merger Sub, Inc. 144A sr. unsec. notes 8.50%, 9/15/25		275,000	266,063
CRC Escrow Issuer, LLC/CRC Finco, Inc. 144A company guaranty sr.
unsec. notes 5.25%, 10/15/25		155,000	148,595
Diamond Resorts International, Inc. 144A sr. notes 7.75%, 9/1/23		150,000	162,960
Diamond Resorts International, Inc. 144A sr. unsec. notes
10.75%, 9/1/24		60,000	65,175
Dollar General Corp. sr. unsec. sub. notes 3.25%, 4/15/23		400,000	396,229
Ecolab, Inc. sr. unsec. unsub. bonds 2.70%, 11/1/26		1,390,000	1,303,751
Eldorado Resorts, Inc. company guaranty sr. unsec. unsub. notes
7.00%, 8/1/23		25,000	26,450
Ford Motor Co. sr. unsec. unsub. notes 4.346%, 12/8/26		1,440,000	1,424,428
Gartner, Inc. 144A company guaranty sr. unsec. notes
5.125%, 4/1/25		60,000	60,000
General Motors Financial Co., Inc. company guaranty sr. unsec.
notes 4.00%, 10/6/26		1,239,000	1,202,408
General Motors Financial Co., Inc. company guaranty sr. unsec.
notes 3.25%, 5/15/18		80,000	80,021
General Motors Financial Co., Inc. company guaranty sr. unsec.
unsub. notes 4.30%, 7/13/25		200,000	200,279
General Motors Financial Co., Inc. company guaranty sr. unsec.
unsub. notes 4.00%, 1/15/25		95,000	93,658
GLP Capital LP/GLP Financing II, Inc. company guaranty sr. unsec.
sub. notes 4.875%, 11/1/20		57,000	58,035
GLP Capital LP/GLP Financing II, Inc. company guaranty sr. unsec.
unsub. notes 5.375%, 4/15/26		40,000	40,600
Gray Television, Inc. 144A company guaranty sr. unsec. notes
5.875%, 7/15/26		85,000	82,663
Great Canadian Gaming Corp. 144A company guaranty sr. unsec.
notes 6.625%, 7/25/22 (Canada)	CAD	70,000	55,773
GW Honos Security Corp. 144A company guaranty sr. unsec. notes
8.75%, 5/15/25 (Canada)		$130,000	136,175
Hanesbrands, Inc. 144A company guaranty sr. unsec. unsub. notes
4.625%, 5/15/24		60,000	58,725
Hilton Worldwide Finance, LLC/Hilton Worldwide Finance Corp.
company guaranty sr. unsec. notes 4.875%, 4/1/27		1,000,000	988,750
Home Depot, Inc. (The) sr. unsec. unsub. notes 5.95%, 4/1/41		300,000	383,898
Home Depot, Inc. (The) sr. unsec. unsub. notes 2.625%, 6/1/22		475,000	467,902
Host Hotels & Resorts LP sr. unsec. unsub. notes 6.00%, 10/1/21 R		147,000	158,054
Host Hotels & Resorts LP sr. unsec. unsub. notes 5.25%, 3/15/22 R		658,000	694,190
Howard Hughes Corp. (The) 144A sr. unsec. notes 5.375%, 3/15/25		160,000	158,000
Hyatt Hotels Corp. sr. unsec. unsub. notes 4.85%, 3/15/26		675,000	706,164
Hyatt Hotels Corp. sr. unsec. unsub. notes 3.375%, 7/15/23		80,000	79,086
iHeartCommunications, Inc. company guaranty sr. notes 9.00%,
12/15/19 (In default) †		54,000	42,593
IHS Markit, Ltd. 144A company guaranty notes 4.75%, 2/15/25
(United Kingdom)		940,000	944,700

36 Dynamic Asset Allocation Conservative Fund

	Principal
CORPORATE BONDS AND NOTES (24.0%)* cont.	amount	Value
Consumer cyclicals cont.
IHS Markit, Ltd. 144A company guaranty sr. unsec. notes 4.00%,
3/1/26 (United Kingdom)	$25,000	$24,063
Jack Ohio Finance, LLC/Jack Ohio Finance 1 Corp. 144A company
guaranty notes 10.25%, 11/15/22	220,000	239,800
Jack Ohio Finance, LLC/Jack Ohio Finance 1 Corp. 144A company
guaranty sr. notes 6.75%, 11/15/21	155,000	160,038
Jacobs Entertainment, Inc. 144A notes 7.875%, 2/1/24	35,000	37,100
Jeld-Wen, Inc. 144A company guaranty sr. unsec. notes
4.875%, 12/15/27	60,000	56,700
Jeld-Wen, Inc. 144A company guaranty sr. unsec. notes
4.625%, 12/15/25	70,000	66,675
Jo-Ann Stores Holdings, Inc. 144A sr. unsec. notes 9.75%,
10/15/19 ‡‡	45,000	45,000
Lear Corp. sr. unsec. unsub. bonds 3.80%, 9/15/27	787,000	755,251
Lennar Corp. company guaranty sr. unsec. unsub. notes
4.75%, 11/15/22	60,000	60,375
Lennar Corp. 144A company guaranty sr. unsec. sub. notes
5.875%, 11/15/24	25,000	25,875
Lions Gate Entertainment Corp. 144A sr. unsec. unsub. notes
5.875%, 11/1/24	110,000	114,125
Live Nation Entertainment, Inc. 144A company guaranty sr. unsec.
notes 4.875%, 11/1/24	50,000	48,750
Live Nation Entertainment, Inc. 144A company guaranty sr. unsec.
sub. notes 5.625%, 3/15/26	65,000	65,813
Mattamy Group Corp. 144A sr. unsec. notes 6.875%,
12/15/23 (Canada)	25,000	25,688
Mattamy Group Corp. 144A sr. unsec. notes 6.50%,
10/1/25 (Canada)	75,000	75,656
Meredith Corp. 144A sr. unsec. notes 6.875%, 2/1/26	115,000	118,019
MGM Resorts International company guaranty sr. unsec. notes
6.75%, 10/1/20	50,000	53,125
MGM Resorts International company guaranty sr. unsec. unsub.
notes 8.625%, 2/1/19	65,000	67,891
MGM Resorts International company guaranty sr. unsec. unsub.
notes 6.625%, 12/15/21	45,000	48,431
Moody’s Corp. 144A sr. unsec. bonds 3.25%, 1/15/28	315,000	299,853
Navistar International Corp. 144A sr. unsec. notes 6.625%, 11/1/25	190,000	190,000
Neiman Marcus Group, LLC (The) company guaranty sr. notes
7.125%, 6/1/28	40,000	31,000
Neiman Marcus Group, Ltd. 144A company guaranty sr. unsec. sub.
notes 8.75% (9.5%), 10/15/21 ‡‡	62,850	39,753
Nexstar Broadcasting, Inc. 144A company guaranty sr. unsec.
notes 5.625%, 8/1/24	125,000	122,463
Nielsen Co. Luxembourg SARL (The) 144A company guaranty sr.
unsec. notes 5.00%, 2/1/25 (Luxembourg)	60,000	59,175
Nielsen Finance, LLC/Nielsen Finance Co. 144A company guaranty
sr. unsec. sub. notes 5.00%, 4/15/22	75,000	74,942
O’Reilly Automotive, Inc. company guaranty sr. unsec. sub. notes
3.55%, 3/15/26	310,000	303,181
Omnicom Group, Inc. company guaranty sr. unsec. unsub. notes
3.60%, 4/15/26	885,000	857,904

Dynamic Asset Allocation Conservative Fund 37

	Principal
CORPORATE BONDS AND NOTES (24.0%)* cont.	amount	Value
Consumer cyclicals cont.
Outfront Media Capital, LLC/Outfront Media Capital Corp.
company guaranty sr. unsec. sub. notes 5.875%, 3/15/25	$40,000	$40,550
Outfront Media Capital, LLC/Outfront Media Capital Corp.
company guaranty sr. unsec. sub. notes 5.625%, 2/15/24	42,000	42,053
Penn National Gaming, Inc. 144A sr. unsec. notes 5.625%, 1/15/27	75,000	72,304
Penske Automotive Group, Inc. company guaranty sr. unsec. sub.
notes 5.75%, 10/1/22	53,000	54,325
Penske Automotive Group, Inc. company guaranty sr. unsec. sub.
notes 5.50%, 5/15/26	55,000	54,038
Penske Automotive Group, Inc. company guaranty sr. unsec. sub.
notes 5.375%, 12/1/24	45,000	45,225
PetSmart, Inc. 144A sr. unsec. notes 7.125%, 3/15/23	40,000	22,700
PulteGroup, Inc. company guaranty sr. unsec. unsub. notes
7.875%, 6/15/32	115,000	137,425
PulteGroup, Inc. company guaranty sr. unsec. unsub. notes
5.50%, 3/1/26	205,000	211,253
QVC, Inc. company guaranty sr. notes 4.85%, 4/1/24	120,000	122,140
Rivers Pittsburgh Borrower LP/Rivers Pittsburgh Finance Corp.
144A sr. notes 6.125%, 8/15/21	130,000	124,800
S&P Global, Inc. company guaranty sr. unsec. unsub. notes
4.40%, 2/15/26	355,000	372,733
Sabre GLBL, Inc. 144A company guaranty sr. notes 5.375%, 4/15/23	80,000	80,700
Scientific Games International, Inc. company guaranty sr. unsec.
notes 10.00%, 12/1/22	320,000	344,600
Sinclair Television Group, Inc. 144A company guaranty sr. unsec.
sub. notes 5.625%, 8/1/24	210,000	208,425
Sirius XM Radio, Inc. 144A company guaranty sr. unsec. sub. notes
6.00%, 7/15/24	58,000	59,668
Sirius XM Radio, Inc. 144A sr. unsec. bonds 5.00%, 8/1/27	900,000	847,125
Six Flags Entertainment Corp. 144A company guaranty sr. unsec.
bonds 5.50%, 4/15/27	140,000	138,600
Six Flags Entertainment Corp. 144A company guaranty sr. unsec.
unsub. notes 4.875%, 7/31/24	175,000	170,406
Spectrum Brands, Inc. company guaranty sr. unsec. notes
5.75%, 7/15/25	35,000	35,700
Spectrum Brands, Inc. company guaranty sr. unsec. sub. notes
6.625%, 11/15/22	3,000	3,098
Spectrum Brands, Inc. company guaranty sr. unsec. unsub. notes
6.125%, 12/15/24	30,000	30,900
Standard Industries, Inc. 144A sr. unsec. notes 5.375%, 11/15/24	120,000	121,500
Standard Industries, Inc. 144A sr. unsec. notes 5.00%, 2/15/27	810,000	786,259
Standard Industries, Inc. 144A sr. unsec. notes 4.75%, 1/15/28	10,000	9,410
SugarHouse HSP Gaming Prop. Mezz LP/SugarHouse HSP
Gaming Finance Corp. 144A company guaranty sr. unsub. notes
5.875%, 5/15/25	90,000	85,725
Time Warner, Inc. company guaranty sr. unsec. unsub. bonds
3.80%, 2/15/27	875,000	845,976
Time Warner, Inc. company guaranty sr. unsec. unsub. bonds
2.95%, 7/15/26	463,000	424,035
Townsquare Media, Inc. 144A company guaranty sr. unsec. notes
6.50%, 4/1/23	15,000	14,100

38 Dynamic Asset Allocation Conservative Fund

	Principal
CORPORATE BONDS AND NOTES (24.0%)* cont.	amount	Value
Consumer cyclicals cont.
Toyota Motor Credit Corp. sr. unsec. unsub. bonds Ser. GMTN,
1.55%, 7/13/18	$525,000	$524,095
Toyota Motor Credit Corp. sr. unsec. unsub. notes Ser. MTN,
2.00%, 10/24/18	486,000	484,386
TRI Pointe Group, Inc./TRI Pointe Homes, Inc. company guaranty
sr. unsec. unsub. notes 5.875%, 6/15/24	90,000	91,323
Tribune Media Co. company guaranty sr. unsec. notes
5.875%, 7/15/22	40,000	40,550
Univision Communications, Inc. 144A company guaranty sr. sub.
notes 5.125%, 2/15/25	115,000	107,238
Walt Disney Co. (The) sr. unsec. notes 2.75%, 8/16/21	120,000	119,325
Walt Disney Co. (The) sr. unsec. unsub. notes 4.375%, 8/16/41	50,000	53,448
Werner FinCo LP/Werner FinCo, Inc. 144A company guaranty sr.
unsec. notes 8.75%, 7/15/25	190,000	194,275
WMG Acquisition Corp. 144A company guaranty sr. notes
5.00%, 8/1/23	80,000	80,100
WMG Acquisition Corp. 144A company guaranty sr. unsec. notes
5.50%, 4/15/26	30,000	30,150
Wolverine World Wide, Inc. 144A company guaranty sr. unsec.
bonds 5.00%, 9/1/26	70,000	68,250
Wyndham Hotels & Resorts, Inc. 144A company guaranty sr. unsec.
notes 5.375%, 4/15/26	85,000	85,000
Wyndham Worldwide Corp. sr. unsec. unsub. bonds 4.50%, 4/1/27	460,000	456,920
Wyndham Worldwide Corp. sr. unsec. unsub. notes 5.625%, 3/1/21	330,000	345,923
Wynn Las Vegas, LLC/Wynn Las Vegas Capital Corp. 144A company
guaranty sr. unsec. sub. notes 5.25%, 5/15/27	210,000	206,063
		29,023,242
Consumer staples (1.5%)
1011778 BC ULC/New Red Finance, Inc. 144A company guaranty
notes 5.00%, 10/15/25 (Canada)	130,000	123,988
1011778 BC ULC/New Red Finance, Inc. 144A company guaranty sr.
notes 4.625%, 1/15/22 (Canada)	25,000	25,063
1011778 BC ULC/New Red Finance, Inc. 144A company guaranty sr.
sub. notes 4.25%, 5/15/24 (Canada)	90,000	86,085
Altria Group, Inc. company guaranty sr. unsec. unsub. notes
4.00%, 1/31/24	128,000	130,896
Altria Group, Inc. company guaranty sr. unsec. unsub. notes
2.625%, 1/14/20	1,285,000	1,277,406
Anheuser-Busch InBev Finance, Inc. company guaranty sr. unsec.
unsub. bonds 4.90%, 2/1/46	1,658,000	1,788,171
Anheuser-Busch InBev Finance, Inc. company guaranty sr. unsec.
unsub. bonds 3.65%, 2/1/26	1,093,000	1,086,495
Anheuser-Busch InBev Finance, Inc. company guaranty sr. unsec.
unsub. notes 2.65%, 2/1/21	780,000	773,891
Anheuser-Busch InBev Worldwide, Inc. company guaranty sr.
unsec. unsub. notes 2.50%, 7/15/22	500,000	485,672
Ascend Learning, LLC 144A sr. unsec. notes 6.875%, 8/1/25	125,000	128,438
Ashtead Capital, Inc. 144A notes 4.375%, 8/15/27	885,000	840,750
BlueLine Rental Finance Corp./BlueLine Rental, LLC 144A
company guaranty sub. notes 9.25%, 3/15/24	190,000	203,714

Dynamic Asset Allocation Conservative Fund 39

		Principal
CORPORATE BONDS AND NOTES (24.0%)* cont.		amount	Value
Consumer staples cont.
Brand Energy & Infrastructure Services, Inc. 144A sr. unsec. notes
8.50%, 7/15/25		$210,000	$218,663
CEC Entertainment, Inc. company guaranty sr. unsec. sub. notes
8.00%, 2/15/22		85,000	75,225
Ceridian HCM Holding, Inc. 144A sr. unsec. notes 11.00%, 3/15/21		155,000	160,425
Coca-Cola Co. (The) sr. unsec. unsub. bonds 2.25%, 9/1/26		340,000	313,174
CVS Pass-Through Trust sr. notes 6.036%, 12/10/28		45,213	48,833
CVS Pass-Through Trust 144A sr. mtge. notes 4.704%, 1/10/36		237,754	239,670
Dean Foods Co. 144A company guaranty sr. unsec. notes
6.50%, 3/15/23		50,000	47,438
Diageo Investment Corp. company guaranty sr. unsec. notes
8.00%, 9/15/22		135,000	160,759
Diamond (BC) BV 144A sr. unsec. notes 5.625%, 8/15/25	EUR	100,000	117,812
ERAC USA Finance, LLC 144A company guaranty sr. unsec. bonds
4.50%, 2/15/45		$385,000	380,528
ERAC USA Finance, LLC 144A company guaranty sr. unsec. notes
7.00%, 10/15/37		300,000	391,002
ERAC USA Finance, LLC 144A company guaranty sr. unsec. notes
5.625%, 3/15/42		363,000	412,387
Fresh Market, Inc. (The) 144A company guaranty sr. notes
9.75%, 5/1/23		80,000	46,400
Golden Nugget, Inc. 144A company guaranty sr. unsec. sub. notes
8.75%, 10/1/25		170,000	176,375
Golden Nugget, Inc. 144A sr. unsec. notes 6.75%, 10/15/24		240,000	241,198
Itron, Inc. 144A company guaranty sr. unsec. notes 5.00%, 1/15/26		100,000	98,530
Kellogg Co. sr. unsec. unsub. notes 3.25%, 4/1/26		850,000	807,494
KFC Holding Co./Pizza Hut Holdings, LLC/Taco Bell of America, LLC
144A company guaranty sr. unsec. notes 5.25%, 6/1/26		80,000	79,700
KFC Holding Co./Pizza Hut Holdings, LLC/Taco Bell of America, LLC
144A company guaranty sr. unsec. notes 5.00%, 6/1/24		80,000	79,500
KFC Holding Co./Pizza Hut Holdings, LLC/Taco Bell of America, LLC
144A company guaranty sr. unsec. notes 4.75%, 6/1/27		60,000	57,750
Kraft Heinz Co. (The) company guaranty sr. unsec. FRN (BBA LIBOR
USD 3 Month + 0.82%), 2.631%, 8/10/22		730,000	732,322
Kraft Heinz Co. (The) company guaranty sr. unsec. notes Ser. 144A,
6.875%, 1/26/39		375,000	462,948
Kraft Heinz Co. (The) company guaranty sr. unsec. unsub. notes
6.50%, 2/9/40		350,000	414,866
Lamb Weston Holdings, Inc. 144A company guaranty sr. unsec.
unsub. notes 4.875%, 11/1/26		472,000	467,871
Lamb Weston Holdings, Inc. 144A company guaranty sr. unsec.
unsub. notes 4.625%, 11/1/24		25,000	24,781
Match Group, Inc. 144A sr. unsec. bonds 5.00%, 12/15/27		110,000	108,350
Molson Coors Brewing Co. company guaranty sr. unsec. unsub.
notes 1.90%, 3/15/19		970,000	960,386
Netflix, Inc. 144A sr. unsec. bonds 4.875%, 4/15/28		90,000	86,544
Newell Brands, Inc. sr. unsec. unsub. notes 4.20%, 4/1/26		1,125,000	1,113,767
PepsiCo, Inc. sr. unsec. unsub. bonds 3.45%, 10/6/46		405,000	372,256
Revlon Consumer Products Corp. company guaranty sr. unsec.
notes 6.25%, 8/1/24		200,000	123,250

40 Dynamic Asset Allocation Conservative Fund

	Principal
CORPORATE BONDS AND NOTES (24.0%)* cont.	amount	Value
Consumer staples cont.
Revlon Consumer Products Corp. company guaranty sr. unsec.
sub. notes 5.75%, 2/15/21	$17,000	$13,175
Rite Aid Corp. 144A company guaranty sr. unsec. unsub. notes
6.125%, 4/1/23	150,000	151,125
Walgreens Boots Alliance, Inc. sr. unsec. bonds 3.45%, 6/1/26	55,000	51,970
Walgreens Boots Alliance, Inc. sr. unsec. unsub. notes
3.30%, 11/18/21	400,000	398,288
		16,585,331
Energy (2.2%)
Alta Mesa Holdings LP/Alta Mesa Finance Services Corp. company
guaranty sr. unsec. notes 7.875%, 12/15/24	195,000	203,044
Anadarko Petroleum Corp. sr. unsec. unsub. bonds 6.95%, 6/15/19	185,000	193,483
Antero Resources Corp. company guaranty sr. unsec. notes
5.625%, 6/1/23	20,000	20,400
Antero Resources Corp. company guaranty sr. unsec. sub. notes
5.375%, 11/1/21	43,000	43,753
Antero Resources Corp. company guaranty sr. unsec. sub. notes
5.125%, 12/1/22	77,000	77,578
Apache Corp. sr. unsec. unsub. notes 5.10%, 9/1/40	45,000	46,129
Apache Corp. sr. unsec. unsub. notes 3.25%, 4/15/22	192,000	189,807
Ascent Resources Utica Holdings, LLC/ARU Finance Corp. 144A sr.
unsec. notes 10.00%, 4/1/22	60,000	64,800
Baytex Energy Corp. 144A company guaranty sr. unsec. sub. notes
5.125%, 6/1/21 (Canada)	40,000	37,400
BP Capital Markets PLC company guaranty sr. unsec. bonds
3.119%, 5/4/26 (United Kingdom)	445,000	430,605
BP Capital Markets PLC company guaranty sr. unsec. unsub. notes
3.279%, 9/19/27 (United Kingdom)	715,000	694,961
BP Capital Markets PLC company guaranty sr. unsec. unsub. notes
2.315%, 2/13/20 (United Kingdom)	325,000	323,582
BP Capital Markets PLC company guaranty sr. unsec. unsub. notes
1.768%, 9/19/19 (United Kingdom)	370,000	365,304
Calfrac Holdings LP 144A company guaranty sr. unsec. unsub.
notes 7.50%, 12/1/20	90,000	88,538
California Resources Corp. company guaranty sr. unsec. sub. notes
5.00%, 1/15/20	65,000	58,500
California Resources Corp. 144A company guaranty notes
8.00%, 12/15/22	55,000	43,175
Canadian Natural Resources, Ltd. sr. unsec. unsub. bonds 3.85%,
6/1/27 (Canada)	195,000	191,528
Cenovus Energy, Inc. sr. unsec. bonds 6.75%, 11/15/39 (Canada)	365,000	419,294
Cenovus Energy, Inc. sr. unsec. notes 4.25%, 4/15/27 (Canada)	370,000	360,655
Cheniere Corpus Christi Holdings, LLC company guaranty sr. notes
5.875%, 3/31/25	230,000	240,638
Cheniere Corpus Christi Holdings, LLC company guaranty sr. notes
5.125%, 6/30/27	450,000	446,625
Chesapeake Energy Corp. company guaranty sr. unsec. notes
5.75%, 3/15/23	20,000	18,025
Chesapeake Energy Corp. 144A company guaranty notes
8.00%, 12/15/22	63,000	66,701

Dynamic Asset Allocation Conservative Fund 41

	Principal
CORPORATE BONDS AND NOTES (24.0%)* cont.	amount	Value
Energy cont.
Chesapeake Energy Corp. 144A company guaranty sr. unsec.
bonds 8.00%, 6/15/27	$40,000	$38,200
Chesapeake Energy Corp. 144A company guaranty sr. unsec. notes
8.00%, 1/15/25	80,000	77,400
Chevron Corp. sr. unsec. unsub. notes 1.561%, 5/16/19	820,000	812,208
Concho Resources, Inc. company guaranty sr. unsec. notes
3.75%, 10/1/27	55,000	53,778
Continental Resources, Inc. company guaranty sr. unsec. bonds
4.90%, 6/1/44	145,000	138,838
Continental Resources, Inc. company guaranty sr. unsec. notes
3.80%, 6/1/24	50,000	48,125
Continental Resources, Inc. company guaranty sr. unsec. sub.
notes 5.00%, 9/15/22	25,000	25,344
Continental Resources, Inc. company guaranty sr. unsec. unsub.
notes 4.50%, 4/15/23	65,000	65,731
Covey Park Energy, LLC/Covey Park Finance Corp. 144A company
guaranty sr. unsec. notes 7.50%, 5/15/25	155,000	153,450
CrownRock LP/CrownRock Finance, Inc. 144A sr. unsec. notes
5.625%, 10/15/25	105,000	103,950
Denbury Resources, Inc. company guaranty sr. unsec. sub. notes
6.375%, 8/15/21	60,000	50,550
Denbury Resources, Inc. 144A company guaranty notes
9.00%, 5/15/21	114,000	116,850
Diamondback Energy, Inc. company guaranty sr. unsec. unsub.
notes 5.375%, 5/31/25	160,000	162,480
Diamondback Energy, Inc. company guaranty sr. unsec. unsub.
notes 4.75%, 11/1/24	45,000	44,494
Endeavor Energy Resources LP/EER Finance, Inc. 144A sr. unsec.
bonds 5.75%, 1/30/28	165,000	164,175
Endeavor Energy Resources LP/EER Finance, Inc. 144A sr. unsec.
notes 5.50%, 1/30/26	55,000	54,588
Energy Transfer Partners LP jr. unsec. sub. FRB Ser. B, 6.625%,
perpetual maturity	940,000	894,175
Energy Transfer Partners LP sr. unsec. unsub. bonds
6.125%, 12/15/45	120,000	124,544
Energy Transfer Partners LP sr. unsec. unsub. notes 6.50%, 2/1/42	140,000	150,428
Energy Transfer Partners LP sr. unsec. unsub. notes 5.20%, 2/1/22	120,000	125,997
Ensco PLC sr. unsec. notes 7.75%, 2/1/26 (United Kingdom)	75,000	68,813
EP Energy, LLC/Everest Acquisition Finance, Inc. company
guaranty sr. unsec. sub. notes 9.375%, 5/1/20	44,000	40,920
EP Energy, LLC/Everest Acquisition Finance, Inc. 144A company
guaranty notes 9.375%, 5/1/24	103,000	73,259
EP Energy, LLC/Everest Acquisition Finance, Inc. 144A company
guaranty notes 8.00%, 2/15/25	65,000	43,388
EP Energy, LLC/Everest Acquisition Finance, Inc. 144A company
guaranty sr. notes 8.00%, 11/29/24	30,000	30,150
EQT Corp. sr. unsec. unsub. notes 3.90%, 10/1/27	555,000	530,942
Extraction Oil & Gas, Inc. 144A sr. unsec. notes 5.625%, 2/1/26	130,000	122,850
Hess Corp. sr. unsec. unsub. notes 7.30%, 8/15/31	140,000	167,897
Hess Infrastructure Partners LP/Hess Infrastructure Partners
Finance Corp. 144A sr. unsec. notes 5.625%, 2/15/26	145,000	142,463

42 Dynamic Asset Allocation Conservative Fund

	Principal
CORPORATE BONDS AND NOTES (24.0%)* cont.	amount	Value
Energy cont.
Holly Energy Partners LP/Holly Energy Finance Corp. 144A
company guaranty sr. unsec. notes 6.00%, 8/1/24	$160,000	$163,200
Indigo Natural Resources, LLC 144A sr. unsec. notes
6.875%, 2/15/26	100,000	94,250
Jonah Energy, LLC/Jonah Energy Finance Corp. 144A company
guaranty sr. unsec. notes 7.25%, 10/15/25	80,000	72,000
Lukoil International Finance BV 144A company guaranty sr. unsec.
notes 4.563%, 4/24/23 (Russia)	200,000	201,500
Marathon Petroleum Corp. sr. unsec. unsub. notes 6.50%, 3/1/41	125,000	152,569
MEG Energy Corp. 144A company guaranty sr. unsec. notes 7.00%,
3/31/24 (Canada)	15,000	12,375
MEG Energy Corp. 144A company guaranty sr. unsec. notes
6.375%, 1/30/23 (Canada)	35,000	29,225
MEG Energy Corp. 144A notes 6.50%, 1/15/25 (Canada)	60,000	58,200
Motiva Enterprises, LLC 144A sr. unsec. notes 5.75%, 1/15/20	153,000	159,159
Murray Energy Corp. 144A notes 11.25%, 4/15/21	115,000	43,125
Nabors Industries, Inc. 144A company guaranty sr. unsec. notes
5.75%, 2/1/25	140,000	132,125
Newfield Exploration Co. sr. unsec. unsub. notes 5.75%, 1/30/22	80,000	83,800
Newfield Exploration Co. sr. unsec. unsub. notes 5.375%, 1/1/26	30,000	30,975
Noble Holding International, Ltd. company guaranty sr. unsec.
unsub. notes 7.75%, 1/15/24	115,000	106,663
Noble Holding International, Ltd. 144A company guaranty sr.
unsec. notes 7.875%, 2/1/26	40,000	39,400
Oasis Petroleum, Inc. company guaranty sr. unsec. sub. notes
6.875%, 1/15/23	25,000	25,375
Oasis Petroleum, Inc. company guaranty sr. unsec. unsub. notes
6.875%, 3/15/22	70,000	70,997
Occidental Petroleum Corp. sr. unsec. unsub. bonds
4.40%, 4/15/46	870,000	908,750
Pertamina Persero PT 144A sr. unsec. unsub. notes 4.30%,
5/20/23 (Indonesia)	200,000	201,789
Petrobras Global Finance BV company guaranty sr. unsec. unsub.
bonds 7.25%, 3/17/44 (Brazil)	508,000	518,160
Petrobras Global Finance BV company guaranty sr. unsec. unsub.
notes 6.25%, 3/17/24 (Brazil)	1,928,000	2,034,040
Petrobras Global Finance BV company guaranty sr. unsec. unsub.
notes 6.125%, 1/17/22 (Brazil)	108,000	115,155
Petrobras Global Finance BV 144A company guaranty sr. unsec.
bonds 5.999%, 1/27/28 (Brazil)	598,000	591,273
Petroleos de Venezuela SA 144A company guaranty sr. unsec.
notes 6.00%, 11/15/26 (Venezuela) (In default) †	270,000	72,563
Petroleos Mexicanos company guaranty sr. unsec. unsub. notes
5.50%, 1/21/21 (Mexico)	900,000	936,247
Petroleos Mexicanos company guaranty sr. unsec. unsub. notes
4.875%, 1/18/24 (Mexico)	150,000	152,175
Petroleos Mexicanos company guaranty sr. unsec. unsub. notes
4.50%, 1/23/26 (Mexico)	887,000	859,947
Petroleos Mexicanos 144A sr. unsec. bonds 6.35%,
2/12/48 (Mexico)	120,000	115,950
Philips 66 Partners LP sr. unsec. bonds 3.75%, 3/1/28	358,000	345,821

Dynamic Asset Allocation Conservative Fund 43

	Principal
CORPORATE BONDS AND NOTES (24.0%)* cont.	amount	Value
Energy cont.
QEP Resources, Inc. sr. unsec. notes 5.625%, 3/1/26	$90,000	$85,050
Range Resources Corp. company guaranty sr. unsec. sub. notes
5.75%, 6/1/21	175,000	178,500
Regency Energy Partners LP/Regency Energy Finance Corp.
company guaranty sr. unsec. unsub. notes 4.50%, 11/1/23	24,000	24,309
Rose Rock Midstream LP/Rose Rock Finance Corp. company
guaranty sr. unsec. sub. notes 5.625%, 11/15/23	30,000	28,350
Sabine Pass Liquefaction, LLC sr. bonds 4.20%, 3/15/28	355,000	349,837
Sabine Pass Liquefaction, LLC sr. notes 5.75%, 5/15/24	120,000	129,166
Sabine Pass Liquefaction, LLC sr. notes 5.00%, 3/15/27	352,000	365,696
SemGroup Corp. company guaranty sr. unsec. notes
6.375%, 3/15/25	30,000	28,650
SESI, LLC company guaranty sr. unsec. unsub. notes
7.125%, 12/15/21	45,000	45,844
SESI, LLC 144A company guaranty sr. unsec. notes 7.75%, 9/15/24	90,000	93,150
Seven Generations Energy, Ltd. 144A company guaranty sr. unsec.
notes 5.375%, 9/30/25 (Canada)	75,000	71,906
Seven Generations Energy, Ltd. 144A sr. unsec. bonds 6.75%,
5/1/23 (Canada)	35,000	36,006
Seventy Seven Energy, Inc. escrow sr. unsec. notes
6.50%, 7/15/22 F	15,000	2
Seventy Seven Operating, LLC escrow company guaranty sr.
unsec. unsub. notes 6.625%, 11/15/19 F	54,000	5
Shell International Finance BV company guaranty sr. unsec. unsub.
notes 2.875%, 5/10/26 (Netherlands)	980,000	944,466
Shell International Finance BV company guaranty sr. unsec. unsub.
notes 2.125%, 5/11/20 (Netherlands)	140,000	137,758
SM Energy Co. sr. unsec. notes 6.50%, 11/15/21	78,000	78,488
SM Energy Co. sr. unsec. sub. notes 5.00%, 1/15/24	40,000	37,100
SM Energy Co. sr. unsec. unsub. notes 6.75%, 9/15/26	60,000	59,400
SM Energy Co. sr. unsec. unsub. notes 6.50%, 1/1/23	20,000	19,800
SM Energy Co. sr. unsec. unsub. notes 6.125%, 11/15/22	75,000	75,000
Spectra Energy Partners LP sr. unsec. notes 3.375%, 10/15/26	340,000	320,898
Statoil ASA company guaranty sr. unsec. notes 5.10%,
8/17/40 (Norway)	170,000	199,287
Statoil ASA company guaranty sr. unsec. unsub. notes 2.90%,
11/8/20 (Norway)	488,000	487,403
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp. 144A
company guaranty sr. unsec. bonds 5.50%, 1/15/28	85,000	85,744
Targa Resources Partners LP/Targa Resources Partners Finance
Corp. company guaranty sr. unsec. notes 5.375%, 2/1/27	65,000	64,756
Targa Resources Partners LP/Targa Resources Partners Finance
Corp. company guaranty sr. unsec. notes 5.125%, 2/1/25	30,000	29,850
Targa Resources Partners LP/Targa Resources Partners
Finance Corp. 144A company guaranty sr. unsec. unsub. bonds
5.00%, 1/15/28	560,000	534,100
Transcanada Trust company guaranty jr. unsec. sub. FRB 5.30%,
3/15/77 (Canada)	410,000	404,875
Trinidad Drilling, Ltd. 144A company guaranty sr. unsec. notes
6.625%, 2/15/25 (Canada)	100,000	93,250

44 Dynamic Asset Allocation Conservative Fund

	Principal
CORPORATE BONDS AND NOTES (24.0%)* cont.	amount	Value
Energy cont.
USA Compression Partners LP/USA Compression Finance Corp.
144A sr. unsec. notes 6.875%, 4/1/26	$55,000	$55,825
Valero Energy Partners LP sr. unsec. unsub. notes
4.375%, 12/15/26	126,000	125,822
Vermilion Energy, Inc. 144A company guaranty sr. unsec. notes
5.625%, 3/15/25 (Canada)	50,000	48,875
Weatherford International, LLC 144A company guaranty sr. unsec.
notes 9.875%, 3/1/25	45,000	40,487
Weatherford International, Ltd. company guaranty sr. unsec. sub.
notes 9.875%, 2/15/24	130,000	118,625
Weatherford International, Ltd. company guaranty sr. unsec.
unsub. notes 8.25%, 6/15/23	25,000	21,799
Whiting Petroleum Corp. 144A sr. unsec. notes 6.625%, 1/15/26	65,000	65,488
Williams Cos., Inc. (The) sr. unsec. unsub. notes 8.75%, 3/15/32	40,000	53,000
Williams Cos., Inc. (The) sr. unsec. unsub. notes 7.75%, 6/15/31	4,000	4,880
Williams Partners LP sr. unsec. sub. notes 4.30%, 3/4/24	385,000	388,925
WPX Energy, Inc. sr. unsec. notes 8.25%, 8/1/23	30,000	33,600
WPX Energy, Inc. sr. unsec. notes 7.50%, 8/1/20	97,000	103,790
WPX Energy, Inc. sr. unsec. unsub. notes 6.00%, 1/15/22	112,000	115,080
		23,762,162
Financials (7.8%)
ABN AMRO Bank NV 144A sr. unsec. notes 2.45%,
6/4/20 (Netherlands)	605,000	596,122
AIG Global Funding 144A sr. notes 2.15%, 7/2/20	450,000	441,413
Air Lease Corp. sr. unsec. notes 2.50%, 3/1/21	15,000	14,703
Air Lease Corp. sr. unsec. unsub. notes 3.625%, 4/1/27	1,145,000	1,091,691
Alliance Data Systems Corp. 144A company guaranty sr. unsec.
notes 5.375%, 8/1/22	50,000	50,000
Alliant Holdings Intermediate, LLC 144A sr. unsec. notes
8.25%, 8/1/23	45,000	46,350
Ally Financial, Inc. company guaranty sr. unsec. notes
8.00%, 11/1/31	130,000	158,600
Ally Financial, Inc. company guaranty sr. unsec. unsub. notes
8.00%, 3/15/20	24,000	25,800
Ally Financial, Inc. sub. unsec. notes 5.75%, 11/20/25	460,000	473,938
Ally Financial, Inc. unsec. sub. notes 8.00%, 12/31/18	30,000	30,938
American Express Co. jr. unsec. sub. FRN Ser. C, 4.90%,
perpetual maturity	150,000	151,500
American Express Co. sr. unsec. bonds 8.125%, 5/20/19	515,000	545,386
American International Group, Inc. jr. unsec. sub. FRB
8.175%, 5/15/58	231,000	307,230
ANZ New Zealand Int’l, Ltd./London 144A company guaranty sr.
unsec. notes 2.875%, 1/25/22 (United Kingdom)	1,400,000	1,375,188
Australia & New Zealand Banking Group, Ltd. sr. unsec. notes
Ser. MTN, 2.125%, 8/19/20 (Australia)	755,000	738,170
Australia & New Zealand Banking Group, Ltd./United
Kingdom 144A jr. unsec. sub. FRB 6.75%, perpetual maturity
(United Kingdom)	200,000	212,500
AXA SA 144A jr. unsec. sub. FRN 6.379%, perpetual
maturity (France)	255,000	285,600
Banco Santander SA unsec. sub. notes 5.179%, 11/19/25 (Spain)	400,000	417,762

Dynamic Asset Allocation Conservative Fund 45

	Principal
CORPORATE BONDS AND NOTES (24.0%)* cont.	amount	Value
Financials cont.
Bank of America Corp. jr. unsec. sub. FRN Ser. AA, 6.10%,
perpetual maturity	$303,000	$318,150
Bank of America Corp. jr. unsec. sub. FRN Ser. Z, 6.50%,
perpetual maturity	25,000	26,878
Bank of America Corp. sr. unsec. unsub. bonds Ser. MTN,
3.248%, 10/21/27	2,355,000	2,219,628
Bank of America Corp. sr. unsec. unsub. notes Ser. MTN,
2.151%, 11/9/20	290,000	284,281
Bank of America Corp. unsec. sub. FRN (BBA LIBOR USD 3 Month +
0.76%), 2.885%, 9/15/26	100,000	95,085
Bank of America Corp. unsec. sub. notes 6.11%, 1/29/37	870,000	1,043,184
Bank of Montreal unsec. sub. FRN 3.803%, 12/15/32 (Canada)	85,000	80,526
Bank of Nova Scotia (The) sr. unsec. unsub. notes 2.70%,
3/7/22 (Canada)	280,000	275,033
Bank of Nova Scotia (The) sr. unsec. unsub. notes 2.35%,
10/21/20 (Canada)	780,000	767,558
Bank of Nova Scotia (The) sr. unsec. unsub. notes 2.05%,
10/30/18 (Canada)	509,000	507,874
Banque Federative du Credit Mutuel SA 144A sr. unsec. unsub.
notes 2.20%, 7/20/20 (France)	860,000	840,816
Barclays Bank PLC 144A unsec. sub. notes 10.179%, 6/12/21
(United Kingdom)	224,000	264,060
Berkshire Hathaway Finance Corp. company guaranty sr. unsec.
notes 4.30%, 5/15/43	151,000	157,584
BGC Partners, Inc. sr. unsec. notes 5.125%, 5/27/21	235,000	242,699
BPCE SA 144A unsec. sub. notes 5.15%, 7/21/24 (France)	200,000	208,792
BPCE SA 144A unsec. sub. notes 4.50%, 3/15/25 (France)	895,000	898,693
Camden Property Trust sr. unsec. unsub. notes 4.875%, 6/15/23 R	140,000	149,083
Cantor Fitzgerald LP 144A unsec. bonds 7.875%, 10/15/19	285,000	302,903
Cantor Fitzgerald LP 144A unsec. notes 6.50%, 6/17/22	328,000	357,330
Capital One Financial Corp. unsec. sub. notes 4.20%, 10/29/25	130,000	128,812
CBRE Services, Inc. company guaranty sr. unsec. notes
5.25%, 3/15/25	132,000	141,210
CBRE Services, Inc. company guaranty sr. unsec. unsub. notes
4.875%, 3/1/26	228,000	239,111
CIT Group, Inc. sr. unsec. notes 3.875%, 2/19/19	24,000	24,144
CIT Group, Inc. sr. unsec. sub. notes 5.00%, 8/1/23	72,000	73,710
CIT Group, Inc. sr. unsec. unsub. notes 5.25%, 3/7/25	301,000	308,170
CIT Group, Inc. sr. unsec. unsub. notes 5.00%, 8/15/22	45,000	46,069
CIT Group, Inc. 144A sr. unsec. notes 5.50%, 2/15/19	15,000	15,356
Citigroup, Inc. sr. unsec. FRB 3.668%, 7/24/28	405,000	393,870
Citigroup, Inc. sr. unsec. notes 2.65%, 10/26/20	885,000	874,429
Citigroup, Inc. sr. unsec. unsub. FRB 3.887%, 1/10/28	2,690,000	2,675,436
Citigroup, Inc. unsec. sub. bonds 4.75%, 5/18/46	275,000	279,439
Citigroup, Inc. unsec. sub. bonds 4.45%, 9/29/27	385,000	389,557
Citigroup, Inc. unsec. sub. notes 5.50%, 9/13/25	340,000	368,121
Citizens Bank NA/Providence RI sr. unsec. notes 2.25%, 3/2/20	990,000	973,038
CNO Financial Group, Inc. sr. unsec. unsub. notes 5.25%, 5/30/25	70,000	69,650
Commonwealth Bank of Australia 144A sr. unsec. notes 3.15%,
9/19/27 (Australia)	1,010,000	963,227

46 Dynamic Asset Allocation Conservative Fund

	Principal
CORPORATE BONDS AND NOTES (24.0%)* cont.	amount	Value
Financials cont.
Commonwealth Bank of Australia 144A sr. unsec. notes 2.25%,
3/10/20 (Australia)	$1,135,000	$1,118,974
Commonwealth Bank of Australia 144A unsec. notes 2.20%,
11/9/20 (Australia)	1,110,000	1,083,188
Cooperatieve Rabobank UA company guaranty sr. unsec. unsub.
bonds Ser. MTN, 5.25%, 5/24/41 (Netherlands)	590,000	703,740
Credit Acceptance Corp. company guaranty sr. unsec. notes
7.375%, 3/15/23	30,000	31,238
Credit Acceptance Corp. company guaranty sr. unsec. notes
6.125%, 2/15/21	67,000	67,482
Credit Agricole SA 144A unsec.sub. FRN 4.00%, 1/10/33 (France)	250,000	238,017
Credit Suisse Group AG 144A jr. unsec. sub. FRN 6.25%, perpetual
maturity (Switzerland)	225,000	230,906
Credit Suisse Group AG 144A sr. unsec. bonds 4.282%,
1/9/28 (Switzerland)	870,000	872,044
Danske Bank A/S 144A sr. unsec. notes 2.70%, 3/2/22 (Denmark)	1,275,000	1,245,351
Duke Realty LP company guaranty sr. unsec. unsub. notes
4.375%, 6/15/22 R	207,000	214,336
ESH Hospitality, Inc. 144A company guaranty sr. unsec. notes
5.25%, 5/1/25 R	90,000	87,552
Fairfax US, Inc. 144A company guaranty sr. unsec. notes
4.875%, 8/13/24	190,000	196,609
Fifth Third Bancorp jr. unsec. sub. FRB 5.10%, perpetual maturity	93,000	91,605
Five Corners Funding Trust 144A sr. unsec. bonds 4.419%, 11/15/23	345,000	357,753
Freedom Mortgage Corp. 144A sr. unsec. notes 8.125%, 11/15/24	120,000	123,000
GE Capital International Funding Co. Unlimited Co. company
guaranty sr. unsec. notes 3.373%, 11/15/25 (Ireland)	914,000	883,467
GE Capital International Funding Co. Unlimited Co. company
guaranty sr. unsec. notes 2.342%, 11/15/20 (Ireland)	1,080,000	1,054,402
goeasy, Ltd. 144A company guaranty sr. unsec. notes 7.875%,
11/1/22 (Canada)	75,000	80,415
Goldman Sachs Group, Inc. (The) sr. unsec. notes 7.50%, 2/15/19	1,105,000	1,148,770
Goldman Sachs Group, Inc. (The) sr. unsec. unsub. notes
3.85%, 1/26/27	2,035,000	2,009,391
Goldman Sachs Group, Inc. (The) sr. unsec. unsub. notes
2.60%, 12/27/20	1,870,000	1,842,027
Goldman Sachs Group, Inc. (The) sr. unsec. unsub. notes
2.55%, 10/23/19	615,000	611,661
Hartford Financial Services Group, Inc. (The) sr. unsec. unsub.
notes 5.125%, 4/15/22	160,000	170,544
Hospitality Properties Trust sr. unsec. notes 4.375%, 2/15/30 R	681,000	653,402
Hospitality Properties Trust sr. unsec. unsub. notes
4.50%, 3/15/25 R	35,000	35,364
HSBC Bank USA NA/New York NY unsec. sub. notes Ser. BKNT,
5.625%, 8/15/35 (United Kingdom)	250,000	301,909
HSBC USA, Inc. sr. unsec. unsub. notes 3.50%, 6/23/24	155,000	154,352
Hub Holdings, LLC/Hub Holdings Finance, Inc. 144A sr. unsec. sub.
notes 8.125%, 7/15/19 ‡‡	10,000	10,013
HUB International, Ltd. 144A sr. unsec. notes 7.875%, 10/1/21	77,000	79,695
Huntington National Bank (The) sr. unsec. notes 2.375%, 3/10/20	540,000	532,431

Dynamic Asset Allocation Conservative Fund 47

	Principal
CORPORATE BONDS AND NOTES (24.0%)* cont.	amount	Value
Financials cont.
Icahn Enterprises LP/Icahn Enterprises Finance Corp. company
guaranty sr. unsec. notes 6.75%, 2/1/24	$65,000	$66,138
Icahn Enterprises LP/Icahn Enterprises Finance Corp. company
guaranty sr. unsec. notes 6.25%, 2/1/22	65,000	66,138
Icahn Enterprises LP/Icahn Enterprises Finance Corp. company
guaranty sr. unsec. notes 6.00%, 8/1/20	30,000	30,600
Icahn Enterprises LP/Icahn Enterprises Finance Corp. company
guaranty sr. unsec. notes 5.875%, 2/1/22	57,000	57,143
ING Bank NV 144A unsec. sub. notes 5.80%, 9/25/23 (Netherlands)	355,000	383,909
Intelsat Connect Finance SA 144A company guaranty sr. unsec.
sub. notes 12.50%, 4/1/22 (Luxembourg)	4,000	3,070
International Lease Finance Corp. sr. unsec. unsub. notes
5.875%, 8/15/22	44,000	47,025
iStar, Inc. sr. unsec. notes 6.00%, 4/1/22 R	40,000	40,100
iStar, Inc. sr. unsec. unsub. notes 5.25%, 9/15/22 R	45,000	43,538
JPMorgan Chase & Co. jr. unsec. bonds 6.10%, perpetual maturity	80,000	84,000
JPMorgan Chase & Co. jr. unsec. sub. FRB Ser. Z, 5.30%,
perpetual maturity	376,000	386,152
JPMorgan Chase & Co. sr. unsec. unsub. FRB 3.964%, 11/15/48	2,495,000	2,401,386
JPMorgan Chase & Co. unsec. sub. bonds 3.625%, 12/1/27	2,650,000	2,541,032
KeyCorp sr. unsec. unsub. notes Ser. MTN, 2.30%, 12/13/18	618,000	616,264
KKR Group Finance Co. III, LLC 144A company guaranty sr. unsec.
unsub. bonds 5.125%, 6/1/44	250,000	257,120
KKR Group Finance Co., LLC 144A company guaranty sr. unsec.
unsub. notes 6.375%, 9/29/20	525,000	564,385
Liberty Mutual Group, Inc. 144A company guaranty jr. unsec. sub.
bonds 7.80%, 3/15/37	227,000	280,913
Lloyds Banking Group PLC unsec. sub. bonds 4.344%, 1/9/48
(United Kingdom)	292,000	272,114
Lloyds Banking Group PLC unsec. sub. notes 4.50%, 11/4/24
(United Kingdom)	425,000	427,394
Lloyds Banking Group PLC 144A jr. unsec. sub. FRN 6.657%,
perpetual maturity (United Kingdom)	105,000	117,141
LPL Holdings, Inc. 144A company guaranty sr. unsec. notes
5.75%, 9/15/25	145,000	143,144
Macquarie Bank, Ltd. 144A sr. unsec. notes 2.85%,
7/29/20 (Australia)	410,000	407,525
Macquarie Group Ltd. 144A sr. unsec. notes 7.625%,
8/13/19 (Australia)	830,000	877,869
Manufacturers & Traders Trust Co. sr. unsec. notes Ser. BKNT,
2.05%, 8/17/20	795,000	776,961
MetLife Capital Trust IV 144A jr. unsec. sub. notes 7.875%, 12/15/37	385,000	483,175
MetLife, Inc. sr. unsec. unsub. notes 4.75%, 2/8/21	210,000	218,677
Metropolitan Life Global Funding I 144A notes 1.55%, 9/13/19	260,000	255,573
Metropolitan Life Global Funding I 144A sr. notes 1.75%, 9/19/19	442,500	436,230
MGM Growth Properties Operating Partnership LP/MGP Finance
Co-Issuer, Inc. company guaranty sr. unsec. notes 5.625%, 5/1/24 R	40,000	41,200
MGM Growth Properties Operating Partnership LP/MGP Finance
Co-Issuer, Inc. company guaranty sr. unsec. notes 4.50%, 1/15/28 R	40,000	37,512
Mid-America Apartments LP sr. unsec. notes 4.30%, 10/15/23 R	230,000	238,903

48 Dynamic Asset Allocation Conservative Fund

	Principal
CORPORATE BONDS AND NOTES (24.0%)* cont.	amount	Value
Financials cont.
Mitsubishi UFJ Financial Group, Inc. sr. unsec. unsub. notes 3.85%,
3/1/26 (Japan)	$425,000	$425,611
Morgan Stanley sr. unsec. unsub. notes 4.375%, 1/22/47	715,000	731,680
Morgan Stanley sr. unsec. unsub. notes 3.625%, 1/20/27	2,470,000	2,417,668
Morgan Stanley sr. unsec. unsub. notes 2.65%, 1/27/20	725,000	720,534
National Australia Bank, Ltd. 144A sr. unsec. FRN (BBA LIBOR USD
3 Month + 0.69%), 2.747%, 12/9/19 (Australia)	1,200,000	1,207,968
National Australia Bank, Ltd., NY sr. unsec. notes 2.80%,
1/10/22 (Australia)	430,000	423,301
National Australia Bank, Ltd., NY sr. unsec. notes Ser. MTN, 2.125%,
5/22/20 (Australia)	865,000	847,961
National Australia Bank, Ltd./New York sr. unsec. notes 2.50%,
1/12/21 (Australia)	785,000	772,020
Nationstar Mortgage, LLC/Nationstar Capital Corp. company
guaranty sr. unsec. unsub. notes 6.50%, 7/1/21	125,000	126,875
Neuberger Berman Group, LLC/Neuberger Berman Finance Corp.
144A sr. unsec. notes 4.875%, 4/15/45	290,000	281,856
Nordea Bank AB 144A sr. unsec. unsub. notes 2.25%,
5/27/21 (Sweden)	650,000	631,704
OneAmerica Financial Partners, Inc. 144A sr. unsec. notes
7.00%, 10/15/33	1,129,000	1,409,776
Peachtree Corners Funding Trust 144A company guaranty sr.
unsec. unsub. bonds 3.976%, 2/15/25	745,000	750,864
PNC Bank NA sr. unsec. notes Ser. BKNT, 2.00%, 5/19/20	480,000	470,707
Protective Life Global Funding 144A notes 2.262%, 4/8/20	445,000	437,562
Provident Funding Associates LP/PFG Finance Corp. 144A sr.
unsec. notes 6.375%, 6/15/25	125,000	125,469
Prudential Financial, Inc. jr. unsec. sub. FRN 8.875%, 6/15/38	320,000	323,200
Prudential Financial, Inc. jr. unsec. sub. FRN 5.625%, 6/15/43	141,000	147,874
Prudential Financial, Inc. jr. unsec. sub. FRN 5.20%, 3/15/44	157,000	158,766
Realty Income Corp. sr. unsec. notes 4.65%, 8/1/23 R	120,000	125,676
Regions Financial Corp. sr. unsec. unsub. notes 2.75%, 8/14/22	630,000	612,096
Royal Bank of Canada sr. unsec. notes Ser. GMTN, 2.125%,
3/2/20 (Canada)	1,145,000	1,128,510
Royal Bank of Canada sr. unsec. unsub. notes Ser. GMTN, 2.20%,
7/27/18 (Canada)	525,000	524,498
Royal Bank of Canada unsec. sub. notes Ser. GMTN, 4.65%,
1/27/26 (Canada)	440,000	453,718
Royal Bank of Scotland Group PLC jr. unsec. sub. FRB 7.50%,
perpetual maturity (United Kingdom)	205,000	213,200
Royal Bank of Scotland Group PLC unsec. sub. notes 4.70%, 7/3/18
(United Kingdom)	505,000	506,790
Santander UK Group Holdings PLC 144A unsec. sub. notes 4.75%,
9/15/25 (United Kingdom)	430,000	432,823
Santander UK PLC 144A unsec. sub. notes 5.00%, 11/7/23
(United Kingdom)	525,000	544,040
Skandinaviska Enskilda Banken AB sr. unsec. notes 2.30%,
3/11/20 (Sweden)	3,865,000	3,812,641
Springleaf Finance Corp. company guaranty sr. unsec. unsub.
notes 8.25%, 12/15/20	40,000	43,550

Dynamic Asset Allocation Conservative Fund 49

	Principal
CORPORATE BONDS AND NOTES (24.0%)* cont.	amount	Value
Financials cont.
Springleaf Finance Corp. company guaranty sr. unsec. unsub.
notes 6.875%, 3/15/25	$90,000	$90,338
Springleaf Finance Corp. sr. unsec. unsub. notes 5.25%, 12/15/19	40,000	40,800
Starwood Property Trust, Inc. 144A sr. unsec. notes
4.75%, 3/15/25 R	110,000	107,113
Svenska Handelsbanken AB company guaranty sr. unsec. notes
1.95%, 9/8/20 (Sweden)	900,000	875,443
Swiss Re Treasury US Corp. 144A company guaranty sr. unsec.
notes 4.25%, 12/6/42	435,000	444,738
TMX Finance, LLC/TitleMax Finance Corp. 144A company guaranty
sr. notes 8.50%, 9/15/18	17,000	16,193
Toronto-Dominion Bank (The) unsec. sub. FRB 3.625%,
9/15/31 (Canada)	819,000	784,918
Travelport Corporate Finance PLC 144A company guaranty sr.
notes 6.00%, 3/15/26 (United Kingdom)	65,000	65,244
UBS AG/London 144A sr. unsec. notes 2.20%, 6/8/20
(United Kingdom)	530,000	519,523
UBS Group AG jr. unsec. sub. FRN 6.875%, perpetual
maturity (Switzerland)	589,000	619,549
UBS Group Funding Jersey, Ltd. 144A company guaranty sr. unsec.
notes 4.125%, 4/15/26 (Switzerland)	433,000	433,895
UBS Group Funding Jersey, Ltd. 144A company guaranty sr. unsec.
notes 3.00%, 4/15/21 (Switzerland)	1,760,000	1,739,068
USIS Merger Sub, Inc. 144A sr. unsec. notes 6.875%, 5/1/25	105,000	105,000
VEREIT Operating Partnership LP company guaranty sr. unsec.
notes 4.60%, 2/6/24 R	240,000	243,098
VEREIT Operating Partnership LP company guaranty sr. unsec.
unsub. bonds 4.875%, 6/1/26 R	140,000	141,925
VTB Bank OJSC Via VTB Capital SA 144A sr. unsec. notes 6.875%,
5/29/18 (Russia)	942,000	947,077
VTB Bank OJSC Via VTB Capital SA 144A unsec. sub. bonds 6.95%,
10/17/22 (Russia)	938,000	1,001,315
Wells Fargo & Co. jr. unsec. sub. FRB Ser. U, 5.875%,
perpetual maturity	285,000	299,606
Wells Fargo & Co. sr. unsec. notes Ser. GMTN, 2.60%, 7/22/20	1,130,000	1,119,213
Westpac Banking Corp. sr. unsec. unsub. notes 4.875%,
11/19/19 (Australia)	80,000	82,409
Westpac Banking Corp. sr. unsec. unsub. notes 2.15%,
3/6/20 (Australia)	2,135,000	2,102,782
Westpac Banking Corp. sr. unsec. unsub. notes 2.00%,
8/19/21 (Australia)	790,000	760,950
WP Carey, Inc. sr. unsec. unsub. notes 4.60%, 4/1/24 R	170,000	174,261
		86,321,762
Health care (2.0%)
AbbVie, Inc. sr. unsec. notes 3.60%, 5/14/25	105,000	103,480
AbbVie, Inc. sr. unsec. notes 2.90%, 11/6/22	525,000	512,527
AbbVie, Inc. sr. unsec. notes 2.50%, 5/14/20	590,000	582,366
Air Medical Merger Sub Corp. 144A sr. unsec. notes 6.375%, 5/15/23	165,000	156,750
Allergan Funding SCS company guaranty sr. unsec. notes 3.45%,
3/15/22 (Luxembourg)	176,000	174,495

50 Dynamic Asset Allocation Conservative Fund

	Principal
CORPORATE BONDS AND NOTES (24.0%)* cont.	amount	Value
Health care cont.
Allergan Funding SCS company guaranty sr. unsec. unsub. notes
3.80%, 3/15/25 (Luxembourg)	$525,000	$515,752
Amgen, Inc. sr. unsec. bonds 4.663%, 6/15/51	495,000	510,973
Amgen, Inc. sr. unsec. notes 3.45%, 10/1/20	500,000	504,839
Amgen, Inc. sr. unsec. unsub. notes 2.60%, 8/19/26	710,000	648,264
ASP AMC Merger Sub, Inc. 144A sr. unsec. notes 8.00%, 5/15/25	145,000	135,938
AstraZeneca PLC sr. unsec. unsub. notes 6.45%, 9/15/37
(United Kingdom)	99,000	128,381
Becton Dickinson and Co. sr. unsec. unsub. bonds 4.669%, 6/6/47	1,026,000	1,036,944
Becton Dickinson and Co. sr. unsec. unsub. bonds 3.70%, 6/6/27	881,000	850,584
Biogen, Inc. sr. unsec. sub. notes 3.625%, 9/15/22	705,000	711,683
BioScrip, Inc. company guaranty sr. unsec. notes 8.875%, 2/15/21	55,000	51,838
Centene Corp. sr. unsec. unsub. notes 6.125%, 2/15/24	90,000	93,663
Centene Corp. sr. unsec. unsub. notes 4.75%, 1/15/25	30,000	29,250
Centene Corp. sr. unsec. unsub. notes 4.75%, 5/15/22	65,000	65,813
CHS/Community Health Systems, Inc. company guaranty sr. notes
6.25%, 3/31/23	110,000	101,338
CHS/Community Health Systems, Inc. company guaranty sr.
unsec. notes 6.875%, 2/1/22	255,000	147,581
CHS/Community Health Systems, Inc. company guaranty sr.
unsec. unsub. notes 7.125%, 7/15/20	85,000	69,275
Cigna Corp. sr. unsec. unsub. notes 4.50%, 3/15/21	350,000	361,161
Concordia International Corp. 144A company guaranty sr. unsec.
notes 7.00%, 4/15/23 (Canada) (In default) †	60,000	4,200
CVS Health Corp. sr. unsec. notes 4.75%, 12/1/22	405,000	424,205
CVS Health Corp. sr. unsec. unsub. bonds 5.05%, 3/25/48	783,000	823,549
CVS Health Corp. sr. unsec. unsub. notes 4.78%, 3/25/38	2,347,000	2,378,755
CVS Health Corp. sr. unsec. unsub. notes 2.25%, 12/5/18	525,000	523,146
Endo DAC/Endo Finance, LLC/Endo Finco, Inc. 144A company
guaranty sr. unsec. unsub. notes 6.00%, 7/15/23 (Ireland)	240,000	181,200
Endo Finance, LLC/Endo Finco, Inc. 144A company guaranty sr.
unsec. unsub. notes 5.375%, 1/15/23	40,000	30,100
HCA, Inc. company guaranty sr. bonds 5.25%, 6/15/26	80,000	81,040
HCA, Inc. company guaranty sr. notes 6.50%, 2/15/20	160,000	167,800
HCA, Inc. company guaranty sr. sub. bonds 5.50%, 6/15/47	455,000	439,644
HCA, Inc. company guaranty sr. sub. notes 3.75%, 3/15/19	90,000	90,225
HCA, Inc. company guaranty sr. unsec. unsub. notes
7.50%, 2/15/22	14,000	15,383
Jaguar Holding Co. II/Pharmaceutical Product Development, LLC
144A company guaranty sr. unsec. notes 6.375%, 8/1/23	60,000	60,675
Johnson & Johnson sr. unsec. notes 5.15%, 7/15/18	329,000	331,802
Kinetic Concepts, Inc./KCI USA, Inc. 144A company guaranty sub.
notes 12.50%, 11/1/21	55,000	62,150
Mallinckrodt International Finance SA/Mallinckrodt CB,
LLC 144A company guaranty sr. unsec. unsub. notes 5.50%,
4/15/25 (Luxembourg)	40,000	30,600
Merck & Co., Inc. sr. unsec. unsub. notes 3.70%, 2/10/45	685,000	668,299
Merck & Co., Inc. sr. unsec. unsub. notes 1.30%, 5/18/18	453,000	452,470
Molina Healthcare, Inc. company guaranty sr. unsec. notes
5.375%, 11/15/22	50,000	49,375

Dynamic Asset Allocation Conservative Fund 51

	Principal
CORPORATE BONDS AND NOTES (24.0%)* cont.	amount	Value
Health care cont.
Molina Healthcare, Inc. 144A company guaranty sr. unsec. notes
4.875%, 6/15/25	$20,000	$18,650
Novartis Capital Corp. company guaranty sr. unsec. unsub. bonds
4.00%, 11/20/45	1,130,000	1,169,077
Omega Healthcare Investors, Inc. company guaranty sr. unsec.
notes 4.50%, 4/1/27 R	680,000	654,500
Omega Healthcare Investors, Inc. company guaranty sr. unsec.
unsub. notes 4.95%, 4/1/24 R	180,000	183,720
Ortho-Clinical Diagnostics, Inc./Ortho-Clinical Diagnostics
SA 144A sr. unsec. notes 6.625%, 5/15/22	73,000	71,175
Pfizer, Inc. sr. unsec. unsub. notes 3.00%, 12/15/26	530,000	513,280
Pfizer, Inc. sr. unsec. unsub. notes 1.70%, 12/15/19	905,000	892,980
Roche Holdings, Inc. 144A company guaranty sr. unsec. bonds
4.00%, 11/28/44 (Switzerland)	955,000	985,784
Service Corp. International sr. unsec. notes 5.375%, 1/15/22	54,000	55,079
Service Corp. International sr. unsec. notes 4.625%, 12/15/27	200,000	193,000
Service Corp. International sr. unsec. unsub. notes 5.375%, 5/15/24	284,000	295,090
Shire Acquisitions Investments Ireland DAC company guaranty sr.
unsec. unsub. notes 3.20%, 9/23/26 (Ireland)	643,000	599,788
Shire Acquisitions Investments Ireland DAC company guaranty sr.
unsec. unsub. notes 2.875%, 9/23/23 (Ireland)	538,000	513,618
Sotera Health Holdings, LLC 144A sr. unsec. notes 6.50%, 5/15/23	40,000	40,300
Tenet Healthcare Corp. company guaranty sr. sub. notes
6.00%, 10/1/20	60,000	62,025
Tenet Healthcare Corp. sr. unsec. notes 8.125%, 4/1/22	65,000	67,763
Teva Pharmaceutical Finance Netherlands III BV 144A company
guaranty sr. unsec. notes 6.75%, 3/1/28 (Netherlands)	200,000	197,526
UnitedHealth Group, Inc. sr. unsec. unsub. notes 3.95%, 10/15/42	540,000	525,884
UnitedHealth Group, Inc. sr. unsec. unsub. notes 2.75%, 2/15/23	535,000	522,007
Valeant Pharmaceuticals International, Inc. 144A company
guaranty sr. notes 5.50%, 11/1/25	30,000	29,205
Valeant Pharmaceuticals International, Inc. 144A company
guaranty sr. unsec. notes 9.25%, 4/1/26	100,000	99,620
Valeant Pharmaceuticals International, Inc. 144A company
guaranty sr. unsec. notes 9.00%, 12/15/25	85,000	84,469
Valeant Pharmaceuticals International, Inc. 144A company
guaranty sr. unsec. notes 6.125%, 4/15/25	130,000	112,190
Valeant Pharmaceuticals International, Inc. 144A company
guaranty sr. unsec. notes 5.875%, 5/15/23	118,000	104,134
Valeant Pharmaceuticals International, Inc. 144A company
guaranty sr. unsec. notes 5.625%, 12/1/21	4,000	3,820
Valeant Pharmaceuticals International, Inc. 144A company
guaranty sr. unsec. notes 5.50%, 3/1/23	25,000	21,875
Valeant Pharmaceuticals International, Inc. 144A company
guaranty sr. unsub. notes 7.00%, 3/15/24	115,000	119,888
Valeant Pharmaceuticals International, Inc. 144A company
guaranty sr. unsub. notes 6.50%, 3/15/22	40,000	41,300
WellCare Health Plans, Inc. sr. unsec. notes 5.25%, 4/1/25	55,000	55,206
		22,540,466

52 Dynamic Asset Allocation Conservative Fund

	Principal
CORPORATE BONDS AND NOTES (24.0%)* cont.	amount	Value
Technology (1.8%)
Alphabet, Inc. sr. unsec. notes 1.998%, 8/15/26	$320,000	$290,776
Analog Devices, Inc. sr. unsec. unsub. notes 2.85%, 3/12/20	845,000	843,619
Apple, Inc. sr. unsec. bonds 4.25%, 2/9/47	1,420,000	1,471,253
Apple, Inc. sr. unsec. notes 3.45%, 5/6/24	275,000	277,047
Apple, Inc. sr. unsec. notes 2.10%, 5/6/19	1,970,000	1,964,618
Apple, Inc. sr. unsec. unsub. notes 4.375%, 5/13/45	350,000	369,321
Apple, Inc. sr. unsec. unsub. notes 3.85%, 5/4/43	453,000	446,191
Apple, Inc. sr. unsec. unsub. notes 2.00%, 5/6/20	553,000	546,033
Avaya, Inc. 144A escrow notes 7.00%, 4/1/19	97,000	—
Broadcom Corp./Broadcom Cayman Finance, Ltd. company
guaranty sr. unsec. unsub. notes 3.875%, 1/15/27	667,000	648,713
Broadcom Corp./Broadcom Cayman Finance, Ltd. company
guaranty sr. unsec. unsub. notes 3.50%, 1/15/28	1,225,000	1,151,415
Cisco Systems, Inc. sr. unsec. unsub. notes 2.50%, 9/20/26	520,000	484,802
Diamond 1 Finance Corp./Diamond 2 Finance Corp. 144A
company guaranty sr. unsec. notes 7.125%, 6/15/24	305,000	326,188
Diamond 1 Finance Corp./Diamond 2 Finance Corp. 144A sr. bonds
8.35%, 7/15/46	144,000	182,906
Diamond 1 Finance Corp./Diamond 2 Finance Corp. 144A sr. notes
5.45%, 6/15/23	774,000	820,459
Diamond 1 Finance Corp./Diamond 2 Finance Corp. 144A sr. unsec.
notes 5.875%, 6/15/21	20,000	20,550
Fidelity National Information Services, Inc. sr. unsec. unsub. notes
5.00%, 10/15/25	76,000	81,160
First Data Corp. 144A company guaranty sr. unsec. unsub. notes
7.00%, 12/1/23	105,000	110,219
First Data Corp. 144A notes 5.75%, 1/15/24	160,000	161,000
First Data Corp. 144A sr. notes 5.375%, 8/15/23	60,000	61,050
IBM Corp. sr. unsec. unsub. notes 1.875%, 8/1/22	675,000	641,116
Inception Merger Sub, Inc./Rackspace Hosting, Inc. 144A sr. unsec.
notes 8.625%, 11/15/24	245,000	241,938
Infor Software Parent, LLC/Infor Software Parent, Inc. 144A
company guaranty sr. unsec. notes 7.125%, 5/1/21 ‡‡	220,000	222,286
Infor US, Inc. company guaranty sr. unsec. notes 6.50%, 5/15/22	150,000	152,625
Infor US, Inc. 144A company guaranty sr. notes 5.75%, 8/15/20	22,000	22,440
Iron Mountain, Inc. 144A company guaranty sr. unsec. bonds
5.25%, 3/15/28 R	50,000	47,063
Iron Mountain, Inc. 144A company guaranty sr. unsec. notes
4.875%, 9/15/27 R	165,000	153,038
Micron Technology, Inc. 144A sr. unsec. unsub. notes
5.25%, 1/15/24	65,000	67,194
Microsoft Corp. sr. unsec. unsub. bonds 3.30%, 2/6/27	1,050,000	1,042,408
Microsoft Corp. sr. unsec. unsub. bonds 2.40%, 8/8/26	750,000	697,934
Microsoft Corp. sr. unsec. unsub. notes 4.20%, 6/1/19	475,000	485,082
Microsoft Corp. sr. unsec. unsub. notes 1.55%, 8/8/21	1,385,000	1,329,937
Oracle Corp. sr. unsec. unsub. notes 5.375%, 7/15/40	310,000	370,173
Oracle Corp. sr. unsec. unsub. notes 3.25%, 11/15/27	442,000	431,111
Oracle Corp. sr. unsec. unsub. notes 2.65%, 7/15/26	548,000	512,383
Oracle Corp. sr. unsec. unsub. notes 2.50%, 10/15/22	200,000	194,930
Oracle Corp. sr. unsec. unsub. notes 2.25%, 10/8/19	1,580,000	1,570,686

Dynamic Asset Allocation Conservative Fund 53

	Principal
CORPORATE BONDS AND NOTES (24.0%)* cont.	amount	Value
Technology cont.
Plantronics, Inc. 144A company guaranty sr. unsec. notes
5.50%, 5/31/23	$70,000	$69,391
Solera, LLC /Solera Finance, Inc. 144A sr. unsec. notes
10.50%, 3/1/24	55,000	61,188
Tempo Acquisition, LLC/Tempo Acquisition Finance Corp. 144A sr.
unsec. notes 6.75%, 6/1/25	140,000	139,825
TTM Technologies, Inc. 144A company guaranty sr. unsec. notes
5.625%, 10/1/25	180,000	179,100
VMware, Inc. sr. unsec. notes 3.90%, 8/21/27	215,000	203,527
Western Digital Corp. company guaranty sr. unsec. notes
4.75%, 2/15/26	905,000	903,009
		19,995,704
Transportation (0.1%)
CSX Corp. sr. unsec. unsub. notes 4.10%, 3/15/44	370,000	358,682
Delta Air Lines, Inc. sr. notes Ser. A, 7.75%, 12/17/19	51,460	54,537
FedEx Corp. company guaranty sr. unsec. unsub. notes
2.625%, 8/1/22	75,000	73,287
Penske Truck Leasing Co. LP/PTL Finance Corp. 144A sr. unsec.
bonds 3.40%, 11/15/26	210,000	200,120
United Airlines, Inc. Pass-Through Trust pass-through certificates
Ser. 07-1, Class A, 6.636%, 7/2/22	65,389	68,620
United Airlines, Inc. Pass-Through Trust pass-through certificates
Ser. 14-2, Class A, 3.75%, 9/3/26	222,896	221,768
Watco Cos., LLC/Watco Finance Corp. 144A company guaranty sr.
unsec. notes 6.375%, 4/1/23	163,000	167,075
		1,144,089
Utilities and power (1.3%)
AES Corp./Virginia (The) sr. unsec. notes 5.50%, 4/15/25	440,000	455,400
AES Corp./Virginia (The) sr. unsec. notes 4.875%, 5/15/23	20,000	20,300
AES Corp./Virginia (The) sr. unsec. notes 4.50%, 3/15/23	45,000	45,819
AES Corp./Virginia (The) sr. unsec. unsub. bonds 5.125%, 9/1/27	45,000	45,788
American Transmission Systems, Inc. 144A sr. unsec. unsub. bonds
5.00%, 9/1/44	55,000	61,887
Appalachian Power Co. sr. unsec. unsub. notes 4.60%, 3/30/21	245,000	255,563
Arizona Public Services Co. sr. unsec. notes 4.50%, 4/1/42	60,000	64,942
Berkshire Hathaway Energy Co. 144A sr. unsec. bonds
3.80%, 7/15/48	575,000	548,105
Calpine Corp. sr. unsec. sub. notes 5.75%, 1/15/25	70,000	64,050
Calpine Corp. 144A company guaranty sr. notes 5.25%, 6/1/26	60,000	57,900
Calpine Corp. 144A company guaranty sr. sub. notes
5.875%, 1/15/24	10,000	10,100
Colorado Interstate Gas Co., LLC company guaranty sr. unsec.
notes 6.85%, 6/15/37	25,000	27,326
Commonwealth Edison Co. 1st mtge. bonds 5.90%, 3/15/36	208,000	256,005
Consolidated Edison Co. of New York, Inc. sr. unsec. notes
7.125%, 12/1/18	402,000	413,067
Consolidated Edison Co. of New York, Inc. sr. unsec. unsub. notes
4.20%, 3/15/42	205,000	211,066
Consolidated Edison, Inc. sr. unsec. unsub. notes Ser. A,
2.00%, 3/15/20	465,000	456,390
Duke Energy Corp. sr. unsec. notes 3.15%, 8/15/27	775,000	729,507

54 Dynamic Asset Allocation Conservative Fund

	Principal
CORPORATE BONDS AND NOTES (24.0%)* cont.	amount	Value
Utilities and power cont.
Dynegy, Inc. company guaranty sr. unsec. unsub. notes
7.625%, 11/1/24	$20,000	$21,575
Dynegy, Inc. 144A company guaranty sr. unsec. notes
8.125%, 1/30/26	60,000	66,225
El Paso Natural Gas Co., LLC company guaranty sr. unsec. unsub.
notes 8.375%, 6/15/32	50,000	65,531
Electricite de France (EDF) 144A sr. unsec. notes 6.50%,
1/26/19 (France)	245,000	251,830
Emera US Finance LP company guaranty sr. unsec. notes
3.55%, 6/15/26	235,000	224,424
Enbridge, Inc. sr. unsec. unsub. bonds 4.25%, 12/1/26 (Canada)	640,000	640,250
Energy Transfer Equity LP sr. sub. notes 5.875%, 1/15/24	915,000	944,738
Energy Transfer Equity LP sr. sub. notes 5.50%, 6/1/27	45,000	45,113
Enterprise Products Operating, LLC company guaranty sr. unsec.
unsub. bonds 4.25%, 2/15/48	1,175,000	1,145,214
FirstEnergy Corp. sr. unsec. unsub. bonds Ser. B, 3.90%, 7/15/27	276,000	271,051
FirstEnergy Corp. sr. unsec. unsub. bonds Ser. C, 4.85%, 7/15/47	459,000	482,796
FirstEnergy Transmission, LLC 144A sr. unsec. unsub. notes
5.45%, 7/15/44	785,000	900,903
GenOn Energy, Inc. sr. unsec. sub. notes 9.875%, 10/15/20
(In default) †	42,000	33,810
IPALCO Enterprises, Inc. sr. sub. notes 3.70%, 9/1/24	205,000	200,712
Kinder Morgan Energy Partners LP company guaranty sr. unsec.
notes 5.40%, 9/1/44	115,000	116,197
Kinder Morgan Energy Partners LP company guaranty sr. unsec.
notes 3.50%, 3/1/21	505,000	505,186
Kinder Morgan Energy Partners LP company guaranty sr. unsec.
unsub. notes 3.45%, 2/15/23	210,000	206,308
Kinder Morgan, Inc. company guaranty sr. unsec. unsub. notes
3.15%, 1/15/23	1,080,000	1,050,997
Kinder Morgan, Inc./DE company guaranty sr. unsec. notes
Ser. GMTN, 7.75%, 1/15/32	17,000	21,722
MidAmerican Funding, LLC sr. bonds 6.927%, 3/1/29	430,000	554,233
Nevada Power Co. mtge. notes 7.125%, 3/15/19	310,000	322,822
NextEra Energy Capital Holdings, Inc. company guaranty jr. unsec.
sub. FRB 4.80%, 12/1/77	315,000	301,613
NRG Energy, Inc. company guaranty sr. unsec. notes
7.25%, 5/15/26	75,000	79,313
NRG Energy, Inc. company guaranty sr. unsec. notes
6.625%, 1/15/27	115,000	117,588
NRG Energy, Inc. 144A company guaranty sr. unsec. bonds
5.75%, 1/15/28	40,000	39,200
NSTAR Electric Co. sr. unsec. unsub. notes 2.375%,
10/15/22 (Canada)	350,000	337,706
Oncor Electric Delivery Co., LLC sr. notes 5.30%, 6/1/42	110,000	132,513
Oncor Electric Delivery Co., LLC sr. notes 4.10%, 6/1/22	135,000	139,770
Oncor Electric Delivery Co., LLC sr. notes 3.75%, 4/1/45	560,000	548,722
PPL Capital Funding, Inc. company guaranty sr. unsec. unsub.
notes 4.20%, 6/15/22	295,000	303,410
PPL Capital Funding, Inc. company guaranty sr. unsec. unsub.
notes 3.40%, 6/1/23	15,000	14,909

Dynamic Asset Allocation Conservative Fund 55

	Principal
CORPORATE BONDS AND NOTES (24.0%)* cont.	amount	Value
Utilities and power cont.
Public Service Electric & Gas Co. sr. notes Ser. MTN, 5.50%, 3/1/40	$215,000	$261,951
Texas Competitive Electric Holdings Co., LLC/TCEH Finance, Inc.
escrow company guaranty sr. notes 11.50%, 10/1/20	54,000	405
		14,071,952
Total corporate bonds and notes (cost $264,801,473)		$264,099,618

U.S. GOVERNMENT AND AGENCY	Principal
MORTGAGE OBLIGATIONS (19.1%)*	amount	Value
U.S. Government Guaranteed Mortgage Obligations (5.7%)
Government National Mortgage Association Pass-Through Certificates
4.70%, with due dates from 5/20/67 to 8/20/67	$205,929	$222,920
4.629%, 6/20/67	100,175	108,064
4.494%, 3/20/67	104,198	111,361
4.00%, with due dates from 3/15/46 to 3/20/46	882,126	912,981
3.50%, with due dates from 7/20/47 to 11/20/47	60,957,045	61,590,425
		62,945,751
U.S. Government Agency Mortgage Obligations (13.4%)
Federal Home Loan Mortgage Corporation Pass-Through Certificates
4.00%, with due dates from 9/1/45 to 11/1/45	18,470,201	19,018,300
Federal National Mortgage Association Pass-Through Certificates
6.00%, TBA, 4/1/48	8,000,000	8,893,750
4.50%, TBA, 4/1/48	1,000,000	1,047,031
4.00%, 8/1/47	7,904,650	8,114,617
4.00%, TBA, 4/1/48	2,000,000	2,052,188
3.50%, with due dates from 1/1/47 to 6/1/56	50,252,037	50,398,032
3.00%, with due dates from 4/1/46 to 3/1/47	9,162,771	8,962,107
3.00%, 12/1/31	20,092,995	20,106,339
3.00%, TBA, 4/1/48	22,000,000	21,458,593
3.00%, TBA, 4/1/33	7,000,000	6,991,797
		147,042,754
Total U.S. government and agency mortgage obligations (cost $214,032,602)		$209,988,505

	Principal
MORTGAGE-BACKED SECURITIES (3.8%)*	amount	Value
Agency collateralized mortgage obligations (0.5%)
Bellemeade Re, Ltd. 144A FRB Ser. 17-1, Class M1, (1 Month
US LIBOR + 1.70%), 3.572%, 10/25/27 (Bermuda)	$514,187	$516,758
Federal Home Loan Mortgage Corporation
IFB Ser. 3408, Class EK, ((-4.024 x 1 Month US LIBOR) + 25.79%),
18.644%, 4/15/37	80,566	112,110
IFB Ser. 3249, Class PS, ((-3.3 x 1 Month US LIBOR) + 22.28%),
16.412%, 12/15/36	107,602	138,251
IFB Ser. 3065, Class DC, ((-3 x 1 Month US LIBOR) + 19.86%),
14.53%, 3/15/35	171,293	211,037
IFB Ser. 2990, Class LB, ((-2.556 x 1 Month US LIBOR) + 16.95%),
12.405%, 6/15/34	109,052	121,703
Structured Agency Credit Risk Debt FRN Ser. 14-HQ3, Class M3,
(1 Month US LIBOR + 4.75%), 6.622%, 10/25/24	314,372	349,915
IFB Ser. 3829, Class AS, IO, ((-1 x 1 Month US LIBOR) + 6.95%),
5.173%, 3/15/41	1,332,128	226,821

56 Dynamic Asset Allocation Conservative Fund

	Principal
MORTGAGE-BACKED SECURITIES (3.8%)* cont.	amount	Value
Agency collateralized mortgage obligations cont.
Federal Home Loan Mortgage Corporation
Structured Agency Credit Risk Debt FRN Ser. 15-DNA2, Class M2,
(1 Month US LIBOR + 2.60%), 4.472%, 12/25/27	$567,265	$579,853
Structured Agency Credit Risk Debt FRN Ser. 15-HQ1, Class M2,
(1 Month US LIBOR + 2.20%), 4.072%, 3/25/25	92,134	92,538
Structured Agency Credit Risk Debt FRN Ser. 16-DNA3, Class M1,
(1 Month US LIBOR + 1.10%), 2.972%, 12/25/28	27,138	27,161
Ser. 3391, PO, zero %, 4/15/37	7,012	5,818
Ser. 3300, PO, zero %, 2/15/37	38,767	32,794
Ser. 3206, Class EO, PO, zero %, 8/15/36	4,078	3,514
Ser. 3326, Class WF, zero %, 10/15/35 W	3,560	2,561
Federal National Mortgage Association
IFB Ser. 06-62, Class PS, ((-6 x 1 Month US LIBOR) + 39.90%),
28.671%, 7/25/36	26,564	43,359
IFB Ser. 06-8, Class HP, ((-3.667 x 1 Month US LIBOR) + 24.57%),
17.705%, 3/25/36	98,403	144,305
IFB Ser. 05-75, Class GS, ((-3 x 1 Month US LIBOR) + 20.25%),
14.636%, 8/25/35	41,845	50,111
IFB Ser. 05-106, Class JC, ((-3.101 x 1 Month US LIBOR) + 20.12%),
14.321%, 12/25/35	44,683	60,175
IFB Ser. 05-83, Class QP, ((-2.6 x 1 Month US LIBOR) + 17.39%),
12.528%, 11/25/34	19,148	21,955
Connecticut Avenue Securities FRB Ser. 16-C05, Class 2M1,
(1 Month US LIBOR + 1.35%), 3.222%, 1/25/29	107,287	107,746
Ser. 07-64, Class LO, PO, zero %, 7/25/37	15,327	13,761
Ser. 07-14, Class KO, PO, zero %, 3/25/37	20,951	17,036
Ser. 06-125, Class OX, PO, zero %, 1/25/37	2,078	1,703
Ser. 06-84, Class OT, PO, zero %, 9/25/36	2,734	2,237
Government National Mortgage Association
Ser. 17-162, Class QI, IO, 5.00%, 10/20/47	1,729,119	391,213
Ser. 10-9, Class UI, IO, 5.00%, 1/20/40	307,410	66,933
Ser. 10-9, Class QI, IO, 4.50%, 1/20/40	66,217	13,380
IFB Ser. 13-99, Class AS, IO, ((-1 x 1 Month US LIBOR) + 6.05%),
4.228%, 6/20/43	1,289,155	241,257
Ser. 14-116, Class IL, IO, 4.00%, 8/20/44	3,240,080	568,871
Ser. 16-123, Class LI, IO, 3.50%, 3/20/44	2,822,675	385,662
Ser. 13-14, IO, 3.50%, 12/20/42	835,328	125,433
Ser. 12-141, Class WI, IO, 3.50%, 11/20/41	1,275,302	149,198
Ser. 15-124, Class NI, IO, 3.50%, 6/20/39	1,491,176	124,613
Ser. 15-124, Class DI, IO, 3.50%, 1/20/38	1,145,131	133,981
Ser. 16-H16, Class EI, IO, 2.237%, 6/20/66 W	3,405,091	410,313
Ser. 15-H25, Class BI, IO, 1.759%, 10/20/65 W	3,110,634	311,997
Ser. 15-H26, Class EI, IO, 1.724%, 10/20/65 W	1,799,181	166,064
Ser. 06-36, Class OD, PO, zero %, 7/16/36	2,258	1,848
		5,973,985
Commercial mortgage-backed securities (2.1%)
Banc of America Commercial Mortgage Trust 144A
FRB Ser. 04-4, Class XC, IO, 0.052%, 7/10/42 W	105,137	14
FRB Ser. 07-5, Class XW, IO, 0.003%, 2/10/51 W	2,246,666	22

Dynamic Asset Allocation Conservative Fund 57

	Principal
MORTGAGE-BACKED SECURITIES (3.8%)* cont.	amount	Value
Commercial mortgage-backed securities cont.
Banc of America Merrill Lynch Commercial Mortgage, Inc. 144A
FRB Ser. 04-5, Class XC, IO, 0.434%, 11/10/41 W	$248,466	$1,500
FRB Ser. 05-1, Class XW, IO, zero %, 11/10/42 W	1,120,626	1
Bear Stearns Commercial Mortgage Securities Trust FRB
Ser. 04-PR3I, Class X1, IO, zero %, 2/11/41 W	57,650	6
Bear Stearns Commercial Mortgage Securities Trust 144A
FRB Ser. 06-PW11, Class B, 5.279%, 3/11/39 W	163,788	128,037
FRB Ser. 06-PW11, Class C, 5.279%, 3/11/39 (In default) † W	191,000	77,584
FRB Ser. 06-PW14, Class X1, IO, 0.418%, 12/11/38 W	283,126	4,105
CFCRE Commercial Mortgage Trust 144A FRB Ser. 11-C2, Class E,
5.755%, 12/15/47 W	411,000	399,027
Citigroup Commercial Mortgage Trust Ser. 14-GC21, Class AS,
4.026%, 5/10/47	178,000	179,925
Citigroup Commercial Mortgage Trust 144A FRB Ser. 06-C5,
Class XC, IO, 0.486%, 10/15/49 W	6,664,841	67
COBALT CMBS Commercial Mortgage Trust FRB Ser. 07-C3,
Class AJ, 5.812%, 5/15/46 W	233,115	236,679
COMM Mortgage Pass-Through Certificates FRB Ser. 14-CR14,
Class XA, IO, 0.78%, 2/10/47 W	22,341,194	589,808
COMM Mortgage Trust
FRB Ser. 14-CR18, Class C, 4.735%, 7/15/47 W	246,000	248,356
Ser. 13-CR11, Class AM, 4.715%, 8/10/50 W	233,000	245,719
Ser. 13-CR13, Class AM, 4.449%, 11/10/46 W	275,000	286,518
FRB Ser. 12-CR1, Class XA, IO, 1.876%, 5/15/45 W	3,453,186	215,911
FRB Ser. 13-LC13, Class XA, IO, 1.263%, 8/10/46 W	7,985,906	313,287
FRB Ser. 14-UBS4, Class XA, IO, 1.212%, 8/10/47 W	6,783,024	348,925
FRB Ser. 14-CR18, Class XA, IO, 1.212%, 7/15/47 W	3,171,304	143,089
FRB Ser. 14-CR17, Class XA, IO, 1.118%, 5/10/47 W	4,845,923	211,113
FRB Ser. 14-UBS6, Class XA, IO, 1.011%, 12/10/47 W	4,843,489	215,196
COMM Mortgage Trust 144A
FRB Ser. 10-C1, Class D, 6.126%, 7/10/46 W	476,000	489,611
FRB Ser. 13-CR9, Class D, 4.267%, 7/10/45 W	337,000	279,821
Ser. 13-LC13, Class E, 3.719%, 8/10/46 W	274,000	185,259
FRB Ser. 06-C8, Class XS, IO, 0.62%, 12/10/46 W	3,440,786	160
Credit Suisse First Boston Mortgage Securities Corp. 144A FRB
Ser. 03-C3, Class AX, IO, 2.075%, 5/15/38 W	134,696	16
CSAIL Commercial Mortgage Trust FRB Ser. 15-C1, Class C,
4.298%, 4/15/50 W	314,000	312,299
DBUBS Mortgage Trust 144A FRB Ser. 11-LC3A, Class D,
5.341%, 8/10/44 W	973,000	1,017,404
GMAC Commercial Mortgage Securities, Inc. Trust 144A FRB
Ser. 05-C1, Class X1, IO, 0.987%, 5/10/43 W	76,027	5
GS Mortgage Securities Trust
FRB Ser. 14-GC22, Class C, 4.646%, 6/10/47 W	555,000	550,820
FRB Ser. 13-GC10, Class XA, IO, 1.549%, 2/10/46 W	6,852,998	421,048
GS Mortgage Securities Trust 144A
FRB Ser. 10-C1, Class D, 6.052%, 8/10/43 W	277,000	286,626
FRB Ser. 12-GC6, Class D, 5.653%, 1/10/45 W	503,000	470,209
FRB Ser. 12-GC6, Class E, 5.00%, 1/10/45 W	478,000	388,673
FRB Ser. 13-GC12, Class D, 4.443%, 6/10/46 W	186,000	159,240

58 Dynamic Asset Allocation Conservative Fund

	Principal
MORTGAGE-BACKED SECURITIES (3.8%)* cont.	amount	Value
Commercial mortgage-backed securities cont.
JPMBB Commercial Mortgage Securities Trust
FRB Ser. 13-C14, Class C, 4.57%, 8/15/46 W	$554,000	$551,247
FRB Ser. 14-C22, Class C, 4.559%, 9/15/47 W	281,000	274,899
FRB Ser. 14-C19, Class XA, IO, 1.137%, 4/15/47 W	7,089,713	170,040
FRB Ser. 14-C25, Class XA, IO, 0.962%, 11/15/47 W	4,161,557	180,349
JPMorgan Chase Commercial Mortgage Securities Trust
FRB Ser. 05-LDP5, Class F, 5.705%, 12/15/44 W	313,937	310,722
FRB Ser. 13-LC11, Class XA, IO, 1.329%, 4/15/46 W	3,394,918	179,693
FRB Ser. 06-LDP8, Class X, IO, 0.287%, 5/15/45 W	349,457	5
JPMorgan Chase Commercial Mortgage Securities Trust 144A
FRB Ser. 12-C6, Class E, 5.137%, 5/15/45 W	553,000	488,145
FRB Ser. 12-LC9, Class D, 4.372%, 12/15/47 W	119,000	119,489
FRB Ser. 12-LC9, Class E, 4.372%, 12/15/47 W	387,000	360,098
FRB Ser. 05-CB12, Class X1, IO, 0.374%, 9/12/37 W	654,462	1,138
FRB Ser. 06-LDP6, Class X1, IO, zero %, 4/15/43 W	191,703	2
LB Commercial Mortgage Trust 144A Ser. 99-C1, Class G,
6.41%, 6/15/31	7,038	7,044
LB-UBS Commercial Mortgage Trust 144A
FRB Ser. 05-C7, Class XCL, IO, 0.355%, 11/15/40 W	740,327	3,291
FRB Ser. 05-C2, Class XCL, IO, 0.195%, 4/15/40 W	288,090	19
LSTAR Commercial Mortgage Trust 144A FRB Ser. 15-3, Class B,
3.112%, 4/20/48 W	508,000	473,329
Merrill Lynch Mortgage Trust 144A
FRB Ser. 04-KEY2, Class XC, IO, 0.535%, 8/12/39 W	199,581	1,049
FRB Ser. 05-MCP1, Class XC, IO, 0.002%, 6/12/43 W	272,883	—
Mezz Cap Commercial Mortgage Trust 144A
FRB Ser. 05-C3, Class X, IO, 5.893%, 5/15/44 W	9,406	419
FRB Ser. 06-C4, Class X, IO, 5.424%, 7/15/45 W	62,445	2,498
FRB Ser. 07-C5, Class X, IO, 5.045%, 12/15/49 W	298,066	13,264
Morgan Stanley Bank of America Merrill Lynch Trust
Ser. 12-C6, Class AS, 3.476%, 11/15/45	552,000	551,454
FRB Ser. 14-C17, Class XA, IO, 1.209%, 8/15/47 W	4,489,184	197,053
Morgan Stanley Bank of America Merrill Lynch Trust 144A FRB
Ser. 12-C6, Class D, 4.575%, 11/15/45 W	265,000	265,362
Morgan Stanley Capital I Trust
Ser. 07-HQ11, Class C, 5.558%, 2/12/44 W	225,000	11,250
Ser. 07-HQ11, Class AJ, 5.508%, 2/12/44 W	147,373	146,341
Morgan Stanley Capital I Trust 144A
FRB Ser. 08-T29, Class B, 6.238%, 1/11/43 W	422,000	426,220
FRB Ser. 11-C3, Class D, 5.156%, 7/15/49 W	92,000	93,440
TIAA Real Estate CDO, Ltd. 144A Ser. 03-1A, Class E,
8.00%, 12/28/38	362,783	27,209
UBS-Barclays Commercial Mortgage Trust 144A
FRB Ser. 12-C2, Class D, 4.895%, 5/10/63 W	319,000	314,810
FRB Ser. 12-C4, Class XA, IO, 1.654%, 12/10/45 W	1,822,164	108,825
FRB Ser. 12-C2, Class XA, IO, 1.34%, 5/10/63 W	13,192,462	610,920
Wachovia Bank Commercial Mortgage Trust FRB Ser. 05-C21,
Class D, 5.296%, 10/15/44 W	371,000	369,120

Dynamic Asset Allocation Conservative Fund 59

	Principal
MORTGAGE-BACKED SECURITIES (3.8%)* cont.	amount	Value
Commercial mortgage-backed securities cont.
Wachovia Bank Commercial Mortgage Trust 144A
FRB Ser. 06-C26, Class XC, IO, 0.051%, 6/15/45 W	$597,638	$120
FRB Ser. 05-C18, Class XC, IO, zero %, 4/15/42 W	235,509	24
Wells Fargo Commercial Mortgage Trust
FRB Ser. 13-LC12, Class AS, 4.291%, 7/15/46 W	218,000	226,038
FRB Ser. 13-LC12, Class C, 4.291%, 7/15/46 W	409,000	385,646
Ser. 12-LC5, Class AS, 3.539%, 10/15/45	369,000	370,387
FRB Ser. 14-LC16, Class XA, IO, 1.355%, 8/15/50 W	3,686,171	186,889
FRB Ser. 16-LC25, Class XA, IO, 1.082%, 12/15/59 W	3,435,815	207,997
Wells Fargo Commercial Mortgage Trust 144A FRB Ser. 13-LC12,
Class D, 4.291%, 7/15/46 W	507,000	424,314
WF-RBS Commercial Mortgage Trust
Ser. 14-C19, Class C, 4.646%, 3/15/47 W	93,000	93,474
Ser. 13-C18, Class AS, 4.387%, 12/15/46 W	629,000	655,550
Ser. 13-UBS1, Class AS, 4.306%, 3/15/46 W	195,000	198,681
Ser. 12-C8, Class AS, 3.66%, 8/15/45	229,000	232,597
Ser. 13-C12, Class AS, 3.56%, 3/15/48	275,000	276,738
Ser. 13-C11, Class AS, 3.311%, 3/15/45	117,000	115,757
WF-RBS Commercial Mortgage Trust 144A
FRB Ser. 11-C3, Class D, 5.686%, 3/15/44 W	682,000	659,232
FRB Ser. 11-C5, Class C, 5.671%, 11/15/44 W	241,000	255,309
FRB Ser. 11-C5, Class E, 5.671%, 11/15/44 W	911,000	903,390
FRB Ser. 11-C2, Class D, 5.652%, 2/15/44 W	755,000	746,123
Ser. 11-C4, Class E, 5.24%, 6/15/44 W	297,000	275,634
FRB Ser. 12-C9, Class D, 4.795%, 11/15/45 W	291,000	277,918
FRB Ser. 13-C15, Class D, 4.481%, 8/15/46 W	153,000	129,793
FRB Ser. 12-C10, Class XA, IO, 1.58%, 12/15/45 W	2,308,629	137,428
FRB Ser. 12-C9, Class XB, IO, 0.70%, 11/15/45 W	6,676,000	195,607
		21,619,470
Residential mortgage-backed securities (non-agency) (1.2%)
BankUnited Trust FRB Ser. 05-1, Class 1A1, (1 Month US LIBOR
+ 0.30%), 2.172%, 9/25/45	196,739	187,886
Citigroup Mortgage Loan Trust, Inc. FRB Ser. 05-2, Class 1A2A,
3.788%, 5/25/35 W	599,131	612,208
Countrywide Alternative Loan Trust
FRB Ser. 06-OA10, Class 1A1, (1 Month US LIBOR + 0.96%),
2.243%, 8/25/46	219,576	190,067
FRB Ser. 06-OA7, Class 1A2, (1 Month US LIBOR + 0.94%),
2.223%, 6/25/46	665,917	580,239
FRB Ser. 05-59, Class 1A1, (1 Month US LIBOR + 0.33%),
2.152%, 11/20/35	558,662	542,211
FRB Ser. 06-OA10, Class 4A1, (1 Month US LIBOR + 0.19%),
2.062%, 8/25/46	814,267	688,292
FRB Ser. 05-27, Class 1A1, 1.942%, 8/25/35 W	146,849	124,858
Federal Home Loan Mortgage Corporation Structured Agency
Credit Risk Debt FRN Ser. 16-HQA2, Class M3, (1 Month US LIBOR
+ 5.15%), 7.022%, 11/25/28	280,000	332,517

60 Dynamic Asset Allocation Conservative Fund

	Principal
MORTGAGE-BACKED SECURITIES (3.8%)* cont.	amount	Value
Residential mortgage-backed securities (non-agency) cont.
Federal National Mortgage Association
Connecticut Avenue Securities FRB Ser. 16-C03, Class 2M2,
(1 Month US LIBOR + 5.90%), 7.772%, 10/25/28	$931,750	$1,092,941
Connecticut Avenue Securities FRB Ser. 15-C04, Class 1M2,
(1 Month US LIBOR + 5.70%), 7.572%, 4/25/28	1,180,400	1,366,675
Connecticut Avenue Securities FRB Ser. 15-C04, Class 2M2,
(1 Month US LIBOR + 5.55%), 7.422%, 4/25/28	1,674,766	1,885,442
Connecticut Avenue Securities FRB Ser. 15-C03, Class 2M2,
(1 Month US LIBOR + 5.00%), 6.872%, 7/25/25	266,393	296,214
Connecticut Avenue Securities FRB Ser. 15-C01, Class 1M2,
(1 Month US LIBOR + 4.30%), 6.172%, 2/25/25	138,210	151,749
Connecticut Avenue Securities FRB Ser. 16-C06, Class 1M2,
(1 Month US LIBOR + 4.25%), 6.122%, 4/25/29	50,000	56,411
Connecticut Avenue Securities FRB Ser. 15-C02, Class 1M2,
(1 Month US LIBOR + 4.00%), 5.872%, 5/25/25	272,069	297,222
Long Beach Mortgage Loan Trust FRB Ser. 04-1, Class A2, (1 Month
US LIBOR + 0.80%), 2.672%, 2/25/34	455,593	442,294
Merrill Lynch Mortgage Investors Trust FRB Ser. 05-A2, Class A2,
3.525%, 2/25/35 W	207,315	211,632
Morgan Stanley ABS Capital I, Inc. Trust FRB Ser. 04-HE6, Class M1,
(1 Month US LIBOR + 0.83%), 2.697%, 8/25/34	347,274	346,580
Morgan Stanley Resecuritization Trust 144A Ser. 15-R4, Class CB1,
0.598%, 8/26/47	100,000	96,240
Park Place Securities, Inc. Asset-Backed Pass-Through Certificates
FRB Ser. 04-WCW2, Class M3, (1 Month US LIBOR + 1.05%),
2.922%, 10/25/34	290,000	289,287
Structured Asset Mortgage Investments II Trust
FRB Ser. 07-AR7, Class 1A1, (1 Month US LIBOR + 0.85%),
2.722%, 5/25/47	664,515	605,562
FRB Ser. 07-AR1, Class 2A1, (1 Month US LIBOR + 0.18%),
2.052%, 1/25/37	231,787	214,879
Vericrest Opportunity Loan Transferee LXIII, LLC 144A Ser. 17-NP10,
Class A1, 3.00%, 10/25/47	499,682	494,685
WaMu Mortgage Pass-Through Certificates Trust
FRB Ser. 05-AR10, Class 1A3, 3.324%, 9/25/35 W	456,302	458,083
FRB Ser. 04-AR3, Class A2, 3.268%, 6/25/34 W	414,830	423,399
FRB Ser. 05-AR12, Class 1A8, 3.237%, 10/25/35 W	749,920	750,562
FRB Ser. 05-AR9, Class A1C3, (1 Month US LIBOR + 0.96%),
2.832%, 7/25/45	343,676	340,549
FRB Ser. 05-AR11, Class A1B3, (1 Month US LIBOR + 0.40%),
2.272%, 8/25/45	405,401	399,320
Wells Fargo Mortgage Backed Securities Trust FRB Ser. 05-AR4,
Class 1A3, 3.973%, 4/25/35 W	178,623	181,206
		13,659,210
Total mortgage-backed securities (cost $41,057,582)		$41,252,665

	Principal
COMMODITY LINKED NOTES (0.9%)*†††	amount	Value
Goldman Sachs International 144A notes zero %, 2019 (Indexed to the
S&P GSCI Excess Return Index multiplied by 3)	$9,200,000	$9,869,760
Total commodity Linked Notes (cost $9,200,000)		$9,869,760

Dynamic Asset Allocation Conservative Fund 61

FOREIGN GOVERNMENT AND AGENCY		Principal
BONDS AND NOTES (0.7%)*		amount	Value
Argentina (Republic of) sr. unsec. unsub. bonds 7.625%,
4/22/46 (Argentina)		$495,000	$491,906
Argentina (Republic of) sr. unsec. unsub. bonds 6.625%,
7/6/28 (Argentina)		210,000	208,425
Argentina (Republic of) 144A sr. unsec. notes 7.125%,
8/1/27 (Argentina)		185,000	182,880
Brazil (Federal Republic of) unsec. notes 10.00%, 1/1/21
(Brazil) (units)	BRL	4,564	1,484,184
Buenos Aires (Province of) sr. unsec. unsub. bonds Ser. REGS,
7.875%, 6/15/27 (Argentina)		$180,000	187,070
Buenos Aires (Province of) 144A sr. unsec. unsub. bonds 7.875%,
6/15/27 (Argentina)		300,000	311,784
Buenos Aires (Province of) 144A sr. unsec. unsub. notes 10.875%,
1/26/21 (Argentina)		685,000	756,767
Buenos Aires (Province of) 144A sr. unsec. unsub. notes 9.125%,
3/16/24 (Argentina)		157,000	174,961
Colombia (Republic of) sr. unsec. notes 3.875%,
4/25/27 (Colombia)		705,000	691,807
Cordoba (Province of) 144A sr. unsec. unsub. notes 7.125%,
6/10/21 (Argentina)		150,000	157,500
Indonesia (Republic of) 144A sr. unsec. notes 5.25%,
1/17/42 (Indonesia)		320,000	336,449
Indonesia (Republic of) 144A sr. unsec. notes 4.75%,
1/8/26 (Indonesia)		200,000	208,750
Indonesia (Republic of) 144A sr. unsec. unsub. notes 5.95%,
1/8/46 (Indonesia)		200,000	232,000
Indonesia (Republic of) 144A sr. unsec. unsub. notes 4.35%,
1/8/27 (Indonesia)		825,000	838,007
Indonesia (Republic of) 144A sr. unsec. unsub. notes 3.375%,
4/15/23 (Indonesia)		200,000	195,750
Russia (Federation of) 144A sr. unsec. notes 4.375%,
3/21/29 (Russia)		1,000,000	987,180
Sri Lanka (Republic of) 144A sr. unsec. unsub. bonds 6.85%,
11/3/25 (Sri Lanka)		200,000	207,166
Total foreign government and agency bonds and notes (cost $8,509,148)			$7,652,586

	Principal
ASSET-BACKED SECURITIES (0.5%)*	amount	Value
Loan Depot Station Place Agency Securitization Trust 144A FRB
Ser. 17-LD1, Class A, (1 Month US LIBOR + 0.80%), 2.672%, 11/25/50	$1,099,000	$1,099,000
Station Place Securitization Trust 144A
FRB Ser. 18-1, Class A, (1 Month US LIBOR + 0.90%),
2.475%, 4/24/19	2,311,000	2,311,000
FRB Ser. 17-6, Class A, (1 Month US LIBOR + 0.70%),
2.303%, 11/24/18	1,898,000	1,898,000
Total asset-backed securities (cost $5,308,000)		$5,308,000

62 Dynamic Asset Allocation Conservative Fund

	Principal
SENIOR LOANS (0.2%)*c	amount	Value
Avaya, Inc. bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month
+ 4.75%), 6.536%, 12/15/24	$194,513	$195,850
Brand Industrial Services, Inc. bank term loan FRN (BBA LIBOR
USD 3 Month + 4.25%), 6.003%, 6/21/24	183,613	184,964
California Resources Corp. bank term loan FRN (BBA LIBOR USD
3 Month + 4.75%), 6.572%, 11/17/22	120,000	121,875
CPG International, Inc. bank term loan FRN (BBA LIBOR USD
3 Month + 3.75%), 5.593%, 5/5/24	42,917	43,293
Forterra Finance, LLC bank term loan FRN (BBA LIBOR USD
3 Month + 3.00%), 4.877%, 10/25/23	69,559	64,110
FTS International, Inc. bank term loan FRN Ser. B, (BBA LIBOR USD
3 Month + 4.75%), 6.627%, 4/16/21	126,235	126,340
Gates Global, LLC bank term loan FRN Ser. B, (BBA LIBOR USD
3 Month + 2.75%), 5.052%, 3/31/24	48,678	48,927
Getty Images, Inc. bank term loan FRN Ser. B, (BBA LIBOR USD
3 Month + 3.50%), 5.802%, 10/18/19	27,640	26,454
KCA Deutag US Finance, LLC bank term loan FRN (BBA LIBOR USD
3 Month + 5.25%), 7.654%, 5/16/20	109,509	107,866
Navistar, Inc. bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month
+ 3.50%), 5.21%, 11/6/24	255,000	256,594
Neiman Marcus Group, Ltd., Inc. bank term loan FRN (BBA LIBOR
USD 3 Month + 3.25%), 4.941%, 10/25/20	66,229	57,081
Revlon Consumer Products Corp. bank term loan FRN Ser. B, (BBA
LIBOR USD 3 Month + 3.50%), 5.377%, 9/7/23	143,074	112,988
Robertshaw Holdings Corp. bank term loan FRN (BBA LIBOR USD
3 Month + 8.00%), 9.873%, 2/15/26	75,000	75,000
Robertshaw Holdings Corp. bank term loan FRN (BBA LIBOR USD
3 Month + 3.50%), 5.373%, 2/15/25	80,000	80,600
Titan Acquisition, Ltd. (United Kingdom) bank term loan FRN
Ser. B, (BBA LIBOR USD 3 Month + 3.00%), 5.202%, 3/16/25
(United Kingdom)	190,000	189,584
Total senior loans (cost $1,700,356)		$1,691,526

INVESTMENT COMPANIES (—%)*	Shares	Value
SPDR S&P 500 ETF Trust S	424	$111,576
Total investment companies (cost $115,248)		$111,576

CONVERTIBLE PREFERRED STOCKS (—%)*	Shares	Value
EPR Properties Ser. C, $1.438 cv. pfd. R	3,415	$83,019
Nine Point Energy 6.75% cv. pfd.	11	12,138
Total convertible preferred stocks (cost $73,389)		$95,157

	Principal
CONVERTIBLE BONDS AND NOTES (—%)*	amount	Value
Jazz US Holdings, Inc. cv. company guaranty sr. unsec. notes
8.00%, 12/31/18	$25,000	$67,763
Total convertible bonds and notes (cost $24,376)		$67,763

Dynamic Asset Allocation Conservative Fund 63

PREFERRED STOCKS (—%)*	Shares	Value
GMAC Capital Trust I Ser. 2, $1.91 cum. ARP	2,035	$52,869
Total preferred stocks (cost $50,875)		$52,869

	Expiration	Strike
WARRANTS (—%)*	date	price	Warrants	Value
Halcon Resources Corp.	9/9/20	$14.04	722	$368
Total warrants (cost $—)				$368

	Principal amount/
SHORT-TERM INVESTMENTS (14.0%)*		shares	Value
Putnam Cash Collateral Pool, LLC 1.89% [d]	Shares	11,348,146	$11,348,146
Putnam Short Term Investment Fund 1.82% L	Shares	130,098,545	130,098,545
State Street Institutional U.S. Government Money Market Fund,
Premier Class 1.58% P	Shares	180,000	180,000
U.S. Treasury Bills 1.405%, 4/5/18 # ∆ §		$8,610,000	8,608,833
U.S. Treasury Bills 1.442%, 4/19/18 #		824,000	823,367
U.S. Treasury Bills 1.443%, 5/10/18 # ∆ §		2,603,000	2,598,527
U.S. Treasury Bills 1.523%, 6/21/18 ∆		82,000	81,692
Total short-term investments (cost $153,739,515)			$153,739,110

TOTAL INVESTMENTS
Total investments (cost $1,080,894,915)	$1,151,251,310

Key to holding’s currency abbreviations

BRL	Brazilian Real
CAD	Canadian Dollar
EUR	Euro

Key to holding’s abbreviations

ARP	Adjustable Rate Preferred Stock: the rate shown is the current interest rate at the close of the reporting period
BKNT	Bank Note
bp	Basis Points
DAC	Designated Activity Company
ETF	Exchange Traded Fund
FRB	Floating Rate Bonds: the rate shown is the current interest rate at the close of the reporting period. Rates may be subject to a cap or floor. For certain securities, the rate may represent a fixed rate currently in place at the close of the reporting period.
FRN	Floating Rate Notes: the rate shown is the current interest rate or yield at the close of the reporting period. Rates may be subject to a cap or floor. For certain securities, the rate may represent a fixed rate currently in place at the close of the reporting period.
GDR	Global Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank
GMTN	Global Medium Term Notes
IFB	Inverse Floating Rate Bonds, which are securities that pay interest rates that vary inversely to changes in the market interest rates. As interest rates rise, inverse floaters produce less current income. The rate shown is the current interest rate at the close of the reporting period. Rates may be subject to a cap or floor.
IO	Interest Only
MTN	Medium Term Notes
OJSC	Open Joint Stock Company
OTC	Over-the-counter
PO	Principal Only

64 Dynamic Asset Allocation Conservative Fund

REGS	Securities sold under Regulation S may not be offered, sold or delivered within the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.
SDR	Swedish Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank
SPDR	S&P Depository Receipts
TBA	To Be Announced Commitments

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from October 1, 2017 through March 31, 2018 (the reporting period). Within the following notes to the portfolio, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures.

* Percentages indicated are based on net assets of $1,099,720,098.

††† The value of the commodity linked notes, which are marked to market daily, may be based on a multiple of the performance of the index. The multiple (or leverage) will increase the volatility of the note’s value relative to the change in the underlying index.

† This security is non-income-producing.

‡‡ Income may be received in cash or additional securities at the discretion of the issuer. The rate shown in parenthesis is the rate paid in kind, if applicable.

# This security, in part or in entirety, was pledged and segregated with the broker to cover margin requirements for futures contracts at the close of the reporting period. Collateral at period end totaled $5,952,460 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 9).

∆ This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivative contracts at the close of the reporting period. Collateral at period end totaled $1,549,718 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 9).

§ This security, in part or in entirety, was pledged and segregated with the custodian for collateral on the initial margin on certain centrally cleared derivative contracts at the close of the reporting period. Collateral at period end totaled $1,499,156 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 9).

c Senior loans are exempt from registration under the Securities Act of 1933, as amended, but contain certain restrictions on resale and cannot be sold publicly. These loans pay interest at rates which adjust periodically. The interest rates shown for senior loans are the current interest rates at the close of the reporting period. Senior loans are also subject to mandatory and/or optional prepayment which cannot be predicted. As a result, the remaining maturity may be substantially less than the stated maturity shown (Notes 1 and 7).

d Affiliated company. See Notes 1 and 5 to the financial statements regarding securities lending. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

F This security is valued by Putnam Management at fair value following procedures approved by the Trustees. Securities are classified as Level 3 for ASC 820 based on the securities’ valuation inputs. At the close of the reporting period, fair value pricing was also used for certain foreign securities in the portfolio (Note 1).

L Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

P This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period (Note 1).

R Real Estate Investment Trust.

S Security on loan, in part or in entirety, at the close of the reporting period (Note 1).

W The rate shown represents the weighted average coupon associated with the underlying mortgage pools. Rates may be subject to a cap or floor.

At the close of the reporting period, the fund maintained liquid assets totaling $42,996,250 to cover certain derivative contracts and delayed delivery securities.

Dynamic Asset Allocation Conservative Fund 65

Unless otherwise noted, the rates quoted in Short-term investments security descriptions represent the weighted average yield to maturity.

Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

See Note 1 to the financial statements regarding TBA commitments.

The dates shown on debt obligations are the original maturity dates.

FORWARD CURRENCY CONTRACTS at 3/31/18 (aggregate face value $142,590,980) (Unaudited)
						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type*	date	Value	face value	(depreciation)
Bank of America N.A.
	Australian Dollar	Buy	4/18/18	$1,652,205	$1,715,714	$(63,509)
	British Pound	Buy	6/20/18	843,088	835,386	7,702
	Euro	Sell	6/20/18	4,597,353	4,610,095	12,742
	Hong Kong Dollar	Buy	5/16/18	264,800	265,998	(1,198)
	Mexican Peso	Buy	4/11/18	957,670	922,557	35,113
	Mexican Peso	Sell	4/11/18	957,670	920,659	(37,011)
	New Zealand Dollar	Buy	4/18/18	860,722	879,332	(18,610)
	New Zealand Dollar	Sell	4/18/18	860,722	870,841	10,119
	Norwegian Krone	Sell	6/20/18	112,329	112,144	(185)
	Russian Ruble	Buy	6/20/18	819,232	835,046	(15,814)
	Russian Ruble	Sell	6/20/18	819,232	821,240	2,008
	Swedish Krona	Sell	6/20/18	1,659,151	1,680,579	21,428
Barclays Bank PLC
	Australian Dollar	Buy	4/18/18	1,990,296	2,033,372	(43,076)
	British Pound	Sell	6/20/18	1,809,614	1,744,221	(65,393)
	Canadian Dollar	Sell	4/18/18	726,196	696,442	(29,754)
	Euro	Buy	6/20/18	2,194,236	2,175,906	18,330
	Japanese Yen	Sell	5/16/18	5,582	5,444	(138)
	Swedish Krona	Sell	6/20/18	1,669,966	1,682,370	12,404
Citibank, N.A.
	Australian Dollar	Buy	4/18/18	855,749	919,406	(63,657)
	Brazilian Real	Buy	4/3/18	2,063,215	2,057,184	6,031
	Brazilian Real	Sell	4/3/18	2,063,215	2,039,706	(23,509)
	Brazilian Real	Buy	7/3/18	817,988	830,973	(12,985)
	Brazilian Real	Sell	7/3/18	817,988	830,237	12,249
	British Pound	Buy	6/20/18	144,971	159,955	(14,984)
	Canadian Dollar	Buy	4/18/18	831,481	831,137	344
	Canadian Dollar	Sell	4/18/18	831,481	860,369	28,888
	Danish Krone	Sell	6/20/18	366,343	368,469	2,126
	Euro	Buy	6/20/18	1,174,334	1,157,938	16,396
	Japanese Yen	Sell	5/16/18	3,789,736	3,724,158	(65,578)
	New Zealand Dollar	Sell	4/18/18	1,697,595	1,697,866	271
	Swedish Krona	Sell	6/20/18	1,661,210	1,682,789	21,579

66 Dynamic Asset Allocation Conservative Fund

FORWARD CURRENCY CONTRACTS at 3/31/18 (aggregate face value $142,590,980) (Unaudited) cont.
						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type*	date	Value	face value	(depreciation)
Credit Suisse International
	Australian Dollar	Buy	4/18/18	$811,126	$831,937	$(20,811)
	British Pound	Sell	6/20/18	845,622	800,127	(45,495)
	Euro	Buy	6/20/18	1,551,136	1,541,687	9,449
	Japanese Yen	Sell	5/16/18	800,072	774,009	(26,063)
	New Zealand Dollar	Buy	4/18/18	851,616	853,289	(1,673)
	New Zealand Dollar	Sell	4/18/18	851,616	856,995	5,379
	Swedish Krona	Sell	6/20/18	1,618,005	1,638,986	20,981
Goldman Sachs International
	Australian Dollar	Buy	4/18/18	2,524,851	2,617,339	(92,488)
	Brazilian Real	Buy	4/3/18	2,103,349	2,096,884	6,465
	Brazilian Real	Sell	4/3/18	2,103,349	2,075,145	(28,204)
	Brazilian Real	Buy	7/3/18	817,958	830,612	(12,654)
	Brazilian Real	Sell	7/3/18	817,958	821,166	3,208
	British Pound	Sell	6/20/18	3,127,591	3,064,032	(63,559)
	Canadian Dollar	Buy	4/18/18	2,521,851	2,521,627	224
	Canadian Dollar	Sell	4/18/18	2,521,851	2,531,436	9,585
	Chinese Yuan (Offshore)	Buy	5/16/18	812,278	814,492	(2,214)
	Euro	Buy	6/20/18	3,209,311	3,194,176	15,135
	Japanese Yen	Sell	5/16/18	107,305	89,336	(17,969)
	Mexican Peso	Buy	4/11/18	4,156,845	3,891,753	265,092
	Mexican Peso	Sell	4/11/18	4,156,845	3,946,802	(210,043)
	New Zealand Dollar	Sell	4/18/18	731,939	695,009	(36,930)
	Norwegian Krone	Buy	6/20/18	823,070	837,816	(14,746)
	Swedish Krona	Sell	6/20/18	1,449,786	1,462,467	12,681
HSBC Bank USA, National Association
	Australian Dollar	Buy	4/18/18	817,040	815,796	1,244
	British Pound	Sell	6/20/18	847,311	830,378	(16,933)
	Canadian Dollar	Buy	4/18/18	831,326	868,986	(37,660)
	Canadian Dollar	Sell	4/18/18	831,326	843,275	11,949
	Euro	Buy	6/20/18	1,973,970	1,962,591	11,379
	Mexican Peso	Buy	4/18/18	85,832	78,747	7,085
	Mexican Peso	Sell	4/18/18	85,832	85,031	(801)
	New Zealand Dollar	Buy	4/18/18	822,492	826,988	(4,496)
	New Zealand Dollar	Sell	4/18/18	822,492	827,308	4,816
	Swedish Krona	Sell	6/20/18	1,643,914	1,666,081	22,167
JPMorgan Chase Bank N.A.
	Australian Dollar	Buy	4/18/18	2,769,932	2,848,046	(78,114)
	British Pound	Sell	6/20/18	787,774	772,049	(15,725)
	Canadian Dollar	Sell	4/18/18	420,515	355,110	(65,405)
	Euro	Buy	6/20/18	1,442,983	1,428,078	14,905
	Japanese Yen	Sell	5/16/18	664,625	648,615	(16,010)
	Mexican Peso	Buy	4/11/18	510,408	489,933	20,475
	Mexican Peso	Sell	4/11/18	510,408	487,562	(22,846)
	New Zealand Dollar	Sell	4/18/18	396,250	370,487	(25,763)

Dynamic Asset Allocation Conservative Fund 67

FORWARD CURRENCY CONTRACTS at 3/31/18 (aggregate face value $142,590,980) (Unaudited) cont.
						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type*	date	Value	face value	(depreciation)
	JPMorgan Chase Bank N.A. cont.
	Norwegian Krone	Buy	6/20/18	$820,449	$832,597	$(12,148)
	Russian Ruble	Buy	6/20/18	819,228	835,801	(16,573)
	Russian Ruble	Sell	6/20/18	819,230	819,001	(229)
	Singapore Dollar	Buy	5/16/18	184,899	185,390	(491)
	Swedish Krona	Sell	6/20/18	955,354	947,199	(8,155)
	Swiss Franc	Sell	6/20/18	1,996,905	2,036,349	39,444
	Royal Bank of Scotland PLC (The)
	Australian Dollar	Buy	4/18/18	3,426,836	3,522,557	(95,721)
	Canadian Dollar	Buy	4/18/18	950,430	956,142	(5,712)
	Canadian Dollar	Sell	4/18/18	950,430	977,795	27,365
	Euro	Buy	6/20/18	2,803,800	2,784,283	19,517
	Japanese Yen	Sell	5/16/18	347,636	323,133	(24,503)
	New Zealand Dollar	Sell	4/18/18	819,529	815,766	(3,763)
	Swedish Krona	Sell	6/20/18	1,634,748	1,654,761	20,013
	State Street Bank and Trust Co.
	Australian Dollar	Buy	4/18/18	2,587,523	2,641,816	(54,293)
	British Pound	Sell	6/20/18	1,704,756	1,669,871	(34,885)
	Canadian Dollar	Sell	4/18/18	1,221,561	1,207,952	(13,609)
	Euro	Buy	6/20/18	2,182,480	2,153,434	29,046
	Japanese Yen	Buy	5/16/18	303,891	342,486	(38,595)
	New Zealand Dollar	Buy	4/18/18	872,502	857,277	15,225
	New Zealand Dollar	Sell	4/18/18	872,502	864,152	(8,350)
	Norwegian Krone	Buy	6/20/18	828,288	828,259	29
	Swedish Krona	Sell	6/20/18	2,501,319	2,538,384	37,065
	Turkish Lira	Sell	6/20/18	5,548	5,699	151
UBS AG
	Australian Dollar	Buy	4/18/18	2,012,339	2,049,822	(37,483)
	Canadian Dollar	Buy	4/18/18	834,820	860,911	(26,091)
	Canadian Dollar	Sell	4/18/18	834,820	835,252	432
	Euro	Buy	6/20/18	3,543,668	3,522,637	21,031
	Japanese Yen	Buy	5/16/18	1,694,358	1,708,692	(14,334)
	Japanese Yen	Sell	5/16/18	1,728,930	1,704,057	(24,873)
	New Zealand Dollar	Sell	4/18/18	2,170,162	2,121,454	(48,708)
	Norwegian Krone	Buy	6/20/18	820,449	832,615	(12,166)
	Swedish Krona	Buy	6/20/18	838,000	861,579	(23,579)
	WestPac Banking Corp.
	Australian Dollar	Buy	4/18/18	1,640,992	1,664,617	(23,625)
	Euro	Buy	6/20/18	1,679,211	1,669,524	9,687
	Unrealized appreciation					868,954
	Unrealized depreciation					(1,839,889)
Total						$(970,935)

* The exchange currency for all contracts listed is the United States Dollar.

68 Dynamic Asset Allocation Conservative Fund

FUTURES CONTRACTS OUTSTANDING at 3/31/18 (Unaudited)
					Unrealized
	Number of	Notional		Expiration	appreciation/
	contracts	amount	Value	date	(depreciation)
MSCI EAFE Index Mini (Short)	280	$28,031,290	$28,008,400	Jun-18	$536,889
Russell 2000 Index E-Mini (Long)	310	23,706,112	23,733,600	Jun-18	(1,087,110)
S&P 500 Index E-Mini (Long)	378	49,912,443	49,952,700	Jun-18	(449,166)
S&P 500 Index E-Mini (Short)	826	109,067,931	109,155,900	Jun-18	6,024,315
S&P Mid Cap 400 Index E-Mini (Long)	4	751,508	753,240	Jun-18	(24,008)
S&P Mid Cap 400 Index E-Mini (Short)	64	12,024,128	12,051,840	Jun-18	460,055
Tokyo Price Index (Long)	77	12,330,999	12,421,456	Jun-18	50,330
U.S. Treasury Bond 30 yr (Long)	117	17,155,125	17,155,125	Jun-18	347,111
U.S. Treasury Bond Ultra 30 yr (Long)	241	38,672,969	38,672,969	Jun-18	1,157,161
U.S. Treasury Bond Ultra 30 yr (Short)	3	481,406	481,406	Jun-18	(14,443)
U.S. Treasury Note 2 yr (Long)	465	98,863,360	98,863,360	Jun-18	(22,003)
U.S. Treasury Note 2 yr (Short)	43	9,142,203	9,142,203	Jun-18	3,274
U.S. Treasury Note 5 yr (Long)	855	97,864,102	97,864,102	Jun-18	222,736
U.S. Treasury Note 5 yr (Short)	37	4,235,055	4,235,055	Jun-18	(9,324)
U.S. Treasury Note 10 yr (Long)	329	39,855,266	39,855,266	Jun-18	288,673
U.S. Treasury Note 10 yr (Short)	375	45,427,734	45,427,734	Jun-18	(328,871)
U.S. Treasury Note Ultra 10 yr (Short)	27	3,506,203	3,506,203	Jun-18	(41,819)
Unrealized appreciation					9,090,544
Unrealized depreciation					(1,976,744)
Total					$7,113,800

TBA SALE COMMITMENTS OUTSTANDING at 3/31/18 (proceeds receivable $5,879,805) (Unaudited)
	Principal	Settlement
Agency	amount	date	Value
Federal National Mortgage Association, 4.00%, 4/1/48	$1,000,000	4/12/18	$1,026,094
Federal National Mortgage Association, 3.50%, 4/1/48	1,000,000	4/12/18	1,002,109
Federal National Mortgage Association, 3.00%, 4/1/48	4,000,000	4/12/18	3,901,563
Total			$5,929,766

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 3/31/18 (Unaudited)
		Upfront
		premium				Unrealized
		received	Termination	Payments	Payments	appreciation/
Notional amount	Value	(paid)	date	made by fund	received by fund	(depreciation)
$24,507,000	$234,189 E	$(215,362)	6/20/28	3 month USD-	2.90% —	$18,825
				LIBOR-BBA —	Semiannually
				Quarterly
21,430,000	204,785 E	187,673	6/20/28	2.90% —	3 month USD-	(17,112)
				Semiannually	LIBOR-BBA —
					Quarterly
511,000	293	(7)	4/3/28	3 month USD-	2.7845% —	287
				LIBOR-BBA —	Semiannually
				Quarterly
54,538,700	25,633 E	(24,699)	6/20/20	2.605% —	3 month USD-	934
				Semiannually	LIBOR-BBA —
					Quarterly

Dynamic Asset Allocation Conservative Fund 69

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 3/31/18 (Unaudited) cont.
		Upfront
		premium				Unrealized
		received	Termination	Payments	Payments	appreciation/
Notional amount	Value	(paid)	date	made by fund	received by fund	(depreciation)
$79,867,300	$37,538 E	$29,600	6/20/20	3 month USD-	2.605% —	$(7,937)
				LIBOR-BBA —	Semiannually
				Quarterly
7,828,900	33,038 E	(16,677)	6/20/48	3 month USD-	2.85% —	16,361
				LIBOR-BBA —	Semiannually
				Quarterly
1,928,200	8,137 E	4,038	6/20/48	2.85% —	3 month USD-	(4,099)
				Semiannually	LIBOR-BBA —
					Quarterly
7,392,000	7,540 E	(5,441)	6/20/23	3 month USD-	2.75% —	2,099
				LIBOR-BBA —	Semiannually
				Quarterly
34,559,800	35,251 E	24,456	6/20/23	2.75% —	3 month USD-	(10,795)
				Semiannually	LIBOR-BBA —
					Quarterly
Total		$(16,419)				$(1,437)

E Extended effective date.

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 3/31/18 (Unaudited)
Upfront
		premium	Termina-	Payments	Total return	Unrealized
Swap counterparty/		received	tion	received (paid)	received by	appreciation/
Notional amount	Value	(paid)	date	by fund	or paid by fund	(depreciation)
Barclays Bank PLC
$7,235	$7,080	$—	1/12/42	4.00% (1 month	Synthetic TRS	$(99)
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
73,526	71,720	—	1/12/41	4.00% (1 month	Synthetic TRS	(1,199)
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
21,669	21,137	—	1/12/41	4.00% (1 month	Synthetic TRS	(353)
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
528	527	—	1/12/38	6.50% (1 month	Synthetic TRS	6
				USD-LIBOR) —	Index 6.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
110,905	110,971	—	1/12/40	4.50% (1 month	Synthetic MBX	208
				USD-LIBOR) —	Index 4.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
19,167	19,355	—	1/12/39	(6.00%) 1 month	Synthetic MBX	(223)
				USD-LIBOR —	Index 6.00% 30 year
				Monthly	Fannie Mae pools —
Monthly

70 Dynamic Asset Allocation Conservative Fund

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 3/31/18 (Unaudited) cont.
Upfront
		premium	Termina-	Payments	Total return	Unrealized
Swap counterparty/		received	tion	received (paid)	received by	appreciation/
Notional amount	Value	(paid)	date	by fund	or paid by fund	(depreciation)
Barclays Bank PLC cont.
$19,608	$19,326	$—	1/12/41	(5.00%) 1 month	Synthetic TRS	$94
				USD-LIBOR —	Index 5.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
10,868	10,660	—	1/12/43	3.50% (1 month	Synthetic TRS	(128)
				USD-LIBOR) —	Index 3.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
23,896	23,910	—	1/12/40	5.00% (1 month	Synthetic MBX	49
				USD-LIBOR) —	Index 5.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
685,881	686,377	—	1/12/41	5.00% (1 month	Synthetic MBX	1,508
				USD-LIBOR) —	Index 5.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
220,896	222,639	—	1/12/38	(6.50%) 1 month	Synthetic MBX	(2,189)
				USD-LIBOR —	Index 6.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
Citibank, N.A.
220,920	221,079	—	1/12/41	5.00% (1 month	Synthetic MBX	486
				USD-LIBOR) —	Index 5.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
37,597,931	36,354,323	—	11/27/18	3 month USD-	Russell 1000 Total	1,318,276
				LIBOR-BBA plus	Return Index —
				0.35% — Quarterly	Quarterly
44,852,726	43,900,458	—	11/27/18	(3 month USD-	A basket	(945,211)
				LIBOR-BBA	(CGPUTQL2) of
				plus 0.37%) —	common stocks —
				Quarterly	Quarterly*
Credit Suisse International
28,987	28,218	—	1/12/45	3.50% (1 month	Synthetic TRS	(558)
				USD-LIBOR) —	Index 3.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
Goldman Sachs International
9,407	9,390	—	1/12/39	6.00% (1 month	Synthetic TRS	88
				USD-LIBOR) —	Index 6.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
1,650	1,649	—	1/12/38	6.50% (1 month	Synthetic TRS	18
				USD-LIBOR) —	Index 6.50% 30 year
				Monthly	Fannie Mae pools —
Monthly

Dynamic Asset Allocation Conservative Fund 71

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 3/31/18 (Unaudited) cont.
		Upfront
		premium	Termina-	Payments	Total return	Unrealized
Swap counterparty/		received	tion	received (paid)	received by	appreciation/
Notional amount	Value	(paid)	date	by fund	or paid by fund	(depreciation)
Goldman Sachs International cont.
$17,991	$17,604	$—	1/12/42	4.00% (1 month	Synthetic TRS	$(246)
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
					Monthly
17,991	17,604	—	1/12/42	4.00% (1 month	Synthetic TRS	(246)
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
					Monthly
73,896	72,043	—	1/12/40	4.00% (1 month	Synthetic TRS	(1,209)
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
					Monthly
10,759	10,844	—	1/12/38	(6.50%) 1 month	Synthetic MBX	(107)
				USD-LIBOR —	Index 6.50% 30 year
				Monthly	Fannie Mae pools —
					Monthly
12,950	13,052	—	1/12/38	(6.50%) 1 month	Synthetic MBX	(128)
				USD-LIBOR —	Index 6.50% 30 year
				Monthly	Fannie Mae pools —
					Monthly
238,463	240,344	—	1/12/38	(6.50%) 1 month	Synthetic MBX	(2,363)
				USD-LIBOR —	Index 6.50% 30 year
				Monthly	Fannie Mae pools —
					Monthly
JPMorgan Securities LLC
95,194	92,857	—	1/12/41	(4.00%) 1 month	Synthetic TRS	1,552
				USD-LIBOR —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
					Monthly
43,217	42,288	—	1/12/42	(4.00%) 1 month	Synthetic TRS	591
				USD-LIBOR —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
					Monthly
Upfront premium received		—		Unrealized appreciation		1,322,876
Upfront premium (paid)		—		Unrealized depreciation		(954,259)
Total		$—		Total		$368,617

* The 50 largest components, and any individual component greater than 1% of basket value, are shown below.

A BASKET (CGPUTQL2) OF COMMON STOCKS
				Percentage
Common stocks	Sector	Shares	Value	value
JPMorgan Chase & Co.	Financials	11,533	$1,268,337	2.89%
Alphabet, Inc. Class A	Information Technology	976	1,012,672	2.31%
Raytheon Co.	Industrials	3,995	862,216	1.96%
Northrop Grumman Corp.	Industrials	2,449	855,109	1.95%
Apple, Inc.	Information Technology	5,077	851,747	1.94%
McDonald’s Corp.	Consumer Discretionary	5,271	824,208	1.88%

72 Dynamic Asset Allocation Conservative Fund

A BASKET (CGPUTQL2) OF COMMON STOCKS cont.
				Percentage
Common stocks	Sector	Shares	Value	value
Time Warner, Inc.	Consumer Discretionary	8,697	$822,574	1.87%
PNC Financial Services Group, Inc.	Financials	5,255	794,775	1.81%
(The)
Texas Instruments, Inc.	Information Technology	7,602	789,796	1.80%
eBay, Inc.	Information Technology	19,586	788,145	1.80%
Intuit, Inc.	Information Technology	4,509	781,645	1.78%
Constellation Brands, Inc. Class A	Consumer Staples	3,427	781,044	1.78%
Cognizant Technology Solutions Corp.	Information Technology	9,691	780,149	1.78%
Class A
American Express Co.	Financials	8,280	772,386	1.76%
Danaher Corp.	Health Care	7,885	772,041	1.76%
Humana, Inc.	Health Care	2,707	727,827	1.66%
Exxon Mobil Corp.	Energy	8,960	668,486	1.52%
Pfizer, Inc.	Health Care	18,771	666,169	1.52%
American Electric Power Co., Inc.	Utilities	9,563	655,899	1.49%
TJX Cos., Inc. (The)	Consumer Discretionary	7,878	642,492	1.46%
Occidental Petroleum Corp.	Energy	9,861	640,560	1.46%
Honeywell International, Inc.	Industrials	4,331	625,826	1.43%
Lowe’s Cos., Inc.	Consumer Discretionary	7,017	615,725	1.40%
Kimberly-Clark Corp.	Consumer Staples	5,304	584,127	1.33%
Johnson & Johnson	Health Care	4,453	570,632	1.30%
Baxter International, Inc.	Health Care	7,835	509,615	1.16%
Allstate Corp. (The)	Financials	5,341	506,357	1.15%
Duke Energy Corp.	Utilities	6,463	500,677	1.14%
Marathon Petroleum Corp.	Energy	6,742	492,901	1.12%
Microsoft Corp.	Information Technology	5,352	488,511	1.11%
General Dynamics Corp.	Industrials	2,165	478,151	1.09%
Norfolk Southern Corp.	Industrials	3,510	476,636	1.09%
Walt Disney Co. (The)	Consumer Discretionary	4,688	470,901	1.07%
HP, Inc.	Information Technology	20,270	444,328	1.01%
Fidelity National Information	Information Technology	4,589	441,968	1.01%
Services, Inc.
Applied Materials, Inc.	Information Technology	7,732	429,985	0.98%
Verizon Communications, Inc.	Telecommunication	8,917	426,398	0.97%
	Services
Red Hat, Inc.	Information Technology	2,806	419,455	0.96%
Facebook, Inc. Class A	Information Technology	2,587	413,337	0.94%
F5 Networks, Inc.	Information Technology	2,857	413,111	0.94%
Harris Corp.	Industrials	2,464	397,442	0.91%
NetApp, Inc.	Information Technology	6,409	395,350	0.90%
Sysco Corp.	Consumer Staples	6,481	388,614	0.89%
Crown Holdings, Inc.	Materials	7,408	375,937	0.86%
Ross Stores, Inc.	Consumer Discretionary	4,583	357,380	0.81%
Waste Management, Inc.	Industrials	4,226	355,510	0.81%
CME Group, Inc.	Financials	2,073	335,314	0.76%
Travelers Cos., Inc. (The)	Financials	2,413	335,060	0.76%

Dynamic Asset Allocation Conservative Fund 73

A BASKET (CGPUTQL2) OF COMMON STOCKS cont.
				Percentage
Common stocks	Sector	Shares	Value	value
Kinder Morgan, Inc.	Energy	21,926	$330,208	0.75%
Zoetis, Inc.	Health Care	3,945	329,476	0.75%

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 3/31/18 (Unaudited)
		Upfront
		premium			Termi-	Payments	Unrealized
Swap counterparty/		received	Notional		nation	received	appreciation/
Referenced debt*	Rating***	(paid)**	amount	Value	date	by fund	(depreciation)
Bank of America N.A.
CMBX NA BBB–.6	BBB–/P	$957	$14,000	$2,062	5/11/63	300 bp —	$(1,097)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	1,868	31,000	4,566	5/11/63	300 bp —	(2,680)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	3,828	62,000	9,133	5/11/63	300 bp —	(5,269)
Index						Monthly
Citigroup Global Markets, Inc.
CMBX NA BB.6	BB/P	54,887	223,000	53,342	5/11/63	500 bp —	1,762
Index						Monthly
Credit Suisse International
CMBX NA A.6	A/P	4,736	95,000	4,190	5/11/63	200 bp —	584
Index						Monthly
CMBX NA A.6	A/P	146,617	2,889,000	127,405	5/11/63	200 bp —	20,336
Index						Monthly
CMBX NA BBB–.6	BBB–/P	12,917	102,000	15,025	5/11/63	300 bp —	(2,048)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	33,787	316,000	46,547	5/11/63	300 bp —	(12,576)
Index						Monthly
CMBX NA BBB–.7	BBB–/P	20,844	282,000	32,909	1/17/47	300 bp —	(11,901)
Index						Monthly
CMBX NA BBB–.7	BBB–/P	50,984	645,000	75,272	1/17/47	300 bp —	(23,912)
Index						Monthly
Goldman Sachs International
CMBX NA A.6	A/P	192	3,000	132	5/11/63	200 bp —	61
Index						Monthly
CMBX NA A.6	A/P	1,584	52,000	2,293	5/11/63	200 bp —	(689)
Index						Monthly
CMBX NA A.6	A/P	7,315	142,000	6,262	5/11/63	200 bp —	1,108
Index						Monthly
CMBX NA A.6	A/P	9,523	145,000	6,395	5/11/63	200 bp —	3,185
Index						Monthly
CMBX NA A.6	A/P	10,374	210,000	9,261	5/11/63	200 bp —	1,195
Index						Monthly
CMBX NA A.6	A/P	8,351	270,000	11,907	5/11/63	200 bp —	(3,451)
Index						Monthly
CMBX NA A.6	A/P	12,141	387,000	17,067	5/11/63	200 bp —	(4,775)
Index						Monthly
CMBX NA A.6	A/P	20,305	399,000	17,596	5/11/63	200 bp —	2,864
Index						Monthly

74 Dynamic Asset Allocation Conservative Fund

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 3/31/18 (Unaudited) cont.
		Upfront
		premium			Termi-	Payments	Unrealized
Swap counterparty/		received	Notional		nation	received	appreciation/
Referenced debt*	Rating***	(paid)**	amount	Value	date	by fund	(depreciation)
Goldman Sachs International cont.
CMBX NA A.6	A/P	$28,986	$481,000	$21,212	5/11/63	200 bp —	$7,961
Index						Monthly
CMBX NA A.7	A-/P	34,586	686,000	19,002	1/17/47	200 bp —	15,851
Index						Monthly
CMBX NA BBB–.6	BBB–/P	317	4,000	589	5/11/63	300 bp —	(270)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	545	8,000	1,178	5/11/63	300 bp —	(629)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	4,655	43,000	6,334	5/11/63	300 bp —	(1,653)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	2,226	46,000	6,776	5/11/63	300 bp —	(4,523)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	3,077	59,000	8,691	5/11/63	300 bp —	(5,579)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	5,992	71,000	10,458	5/11/63	300 bp —	(4,425)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	9,260	84,000	12,373	5/11/63	300 bp —	(3,064)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	8,861	105,000	15,467	5/11/63	300 bp —	(6,545)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	9,758	113,000	16,645	5/11/63	300 bp —	(6,821)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	23,742	195,000	28,724	5/11/63	300 bp —	(4,868)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	55,992	597,000	87,938	5/11/63	300 bp —	(31,597)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	57,205	761,000	112,095	5/11/63	300 bp —	(54,446)
Index						Monthly
CMBX NA BBB–.7	BBB–/P	2,927	42,000	4,901	1/17/47	300 bp —	(1,949)
Index						Monthly
CMBX NA BBB–.7	BBB–/P	5,300	62,000	7,235	1/17/47	300 bp —	(1,900)
Index						Monthly
CMBX NA BBB–.7	BBB–/P	5,793	68,000	7,936	1/17/47	300 bp —	(2,103)
Index						Monthly
CMBX NA BBB–.7	BBB–/P	33,315	423,000	49,364	1/17/47	300 bp —	(15,802)
Index						Monthly
JPMorgan Securities LLC
CMBX NA A.6	A/P	241	4,000	176	5/11/63	200 bp —	66
Index						Monthly
CMBX NA A.6	A/P	1,020	31,000	1,367	5/11/63	200 bp —	(335)
Index						Monthly
CMBX NA A.6	A/P	3,176	62,000	2,734	5/11/63	200 bp —	465
Index						Monthly
CMBX NA A.6	A/P	3,764	85,000	3,749	5/11/63	200 bp —	48
Index						Monthly
CMBX NA A.6	A/P	7,140	141,000	6,218	5/11/63	200 bp —	977
Index						Monthly

Dynamic Asset Allocation Conservative Fund 75

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 3/31/18 (Unaudited) cont.
		Upfront
		premium			Termi-	Payments	Unrealized
Swap counterparty/		received	Notional		nation	received	appreciation/
Referenced debt*	Rating***	(paid)**	amount	Value	date	by fund	(depreciation)
JPMorgan Securities LLC cont.
CMBX NA A.6	A/P	$9,475	$208,000	$9,173	5/11/63	200 bp —	$383
Index						Monthly
CMBX NA A.6	A/P	16,401	265,000	11,687	5/11/63	200 bp —	4,818
Index						Monthly
CMBX NA A.6	A/P	12,675	387,000	17,067	5/11/63	200 bp —	(4,241)
Index						Monthly
CMBX NA A.6	A/P	12,158	402,000	17,728	5/11/63	200 bp —	(5,414)
Index						Monthly
CMBX NA A.6	A/P	11,875	414,000	18,257	5/11/63	200 bp —	(6,221)
Index						Monthly
CMBX NA A.6	A/P	14,522	440,000	19,404	5/11/63	200 bp —	(4,711)
Index						Monthly
CMBX NA A.6	A/P	26,127	444,000	19,580	5/11/63	200 bp —	6,719
Index						Monthly
CMBX NA A.6	A/P	13,594	483,000	21,300	5/11/63	200 bp —	(7,519)
Index						Monthly
CMBX NA A.6	A/P	24,160	531,000	23,417	5/11/63	200 bp —	949
Index						Monthly
CMBX NA A.6	A/P	35,837	741,000	32,678	5/11/63	200 bp —	3,447
Index						Monthly
CMBX NA A.7	A-/P	13,244	302,000	8,365	1/17/47	200 bp —	4,996
Index						Monthly
CMBX NA BBB–.6	BBB–/P	3,574	23,000	3,388	5/11/63	300 bp —	199
Index						Monthly
CMBX NA BBB–.6	BBB–/P	4,823	43,000	6,334	5/11/63	300 bp —	(1,486)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	4,723	43,000	6,334	5/11/63	300 bp —	(1,586)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	6,203	44,000	6,481	5/11/63	300 bp —	(253)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	6,250	50,000	7,365	5/11/63	300 bp —	(1,086)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	6,809	60,000	8,838	5/11/63	300 bp —	(1,994)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	7,044	64,000	9,427	5/11/63	300 bp —	(2,346)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	11,810	107,000	15,761	5/11/63	300 bp —	(3,889)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	47,501	270,000	39,771	5/11/63	300 bp —	7,887
Index						Monthly
CMBX NA BBB–.6	BBB–/P	202,509	1,691,000	249,084	5/11/63	300 bp —	(45,589)
Index						Monthly
Morgan Stanley & Co. International PLC
CMBX NA BBB–.6	BBB–/P	12,034	87,000	12,815	5/11/63	300 bp —	(730)
Index						Monthly
CMBX NA A.6	A/P	9,976	165,000	7,277	5/11/63	200 bp —	2,764
Index						Monthly

76 Dynamic Asset Allocation Conservative Fund

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 3/31/18 (Unaudited) cont.
		Upfront
		premium			Termi-	Payments	Unrealized
Swap counterparty/		received	Notional		nation	received	appreciation/
Referenced debt*	Rating***	(paid)**	amount	Value	date	by fund	(depreciation)
Morgan Stanley & Co. International PLC cont.
CMBX NA A.6	A/P	$20,665	$400,000	$17,640	5/11/63	200 bp —	$3,181
Index						Monthly
CMBX NA BB.6	BB/P	17,681	72,000	17,222	5/11/63	500 bp —	529
Index						Monthly
CMBX NA BB.6	BB/P	35,237	143,000	34,206	5/11/63	500 bp —	1,170
Index						Monthly
Upfront premium received		1,295,995		Unrealized appreciation			93,505
Upfront premium (paid)		—		Unrealized depreciation			(301,972)
Total		$1,295,995		Total			$(208,467)

* Payments related to the referenced debt are made upon a credit default event.

** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

*** Ratings for an underlying index represent the average of the ratings of all the securities included in that index. The Moody’s, Standard & Poor’s or Fitch ratings are believed to be the most recent ratings available at March 31, 2018. Securities rated by Fitch are indicated by “/F.” Securities rated by Putnam are indicated by “/P.” The Putnam rating categories are comparable to the Standard & Poor’s classifications.

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION PURCHASED at 3/31/18 (Unaudited)
	Upfront
	premium			Termi-	Payments	Unrealized
Swap counterparty/	received	Notional		nation	(paid)	appreciation/
Referenced debt*	(paid)**	amount	Value	date	by fund	(depreciation)
Citigroup Global Markets, Inc.
CMBX NA BB.7 Index	$(45,006)	$223,000	$42,928	1/17/47	(500 bp) —	$(2,295)
					Monthly
CMBX NA BB.7 Index	(5,340)	34,000	6,545	1/17/47	(500 bp) —	1,172
					Monthly
CMBX NA BB.7 Index	(5,552)	34,000	6,545	1/17/47	(500 bp) —	960
					Monthly
Credit Suisse International
CMBX NA BB.7 Index	(124,191)	755,000	145,338	1/17/47	(500 bp) —	20,416
					Monthly
CMBX NA BB.7 Index	(38,184)	207,000	39,848	1/17/47	(500 bp) —	1,462
					Monthly
CMBX NA BB.7 Index	(2,136)	121,000	28,943	5/11/63	(500 bp) —	26,690
					Monthly
Goldman Sachs International
CMBX NA BB.6 Index	(15,140)	148,000	35,402	5/11/63	(500 bp) —	20,117
					Monthly
CMBX NA BB.7 Index	(3,481)	23,000	4,428	1/17/47	(500 bp) —	925
					Monthly
CMBX NA BB.6 Index	(18,117)	124,000	29,661	5/11/63	(500 bp) —	11,423
					Monthly
CMBX NA BB.7 Index	(64,416)	381,000	73,343	1/17/47	(500 bp) —	8,556
					Monthly

Dynamic Asset Allocation Conservative Fund 77

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION PURCHASED at 3/31/18 (Unaudited) cont.
	Upfront
	premium			Termi-	Payments	Unrealized
Swap counterparty/	received	Notional		nation	(paid)	appreciation/
Referenced debt*	(paid)**	amount	Value	date	by fund	(depreciation)
Goldman Sachs International cont.
CMBX NA BB.7 Index	$(50,559)	$249,000	$47,933	1/17/47	(500 bp) —	$(2,869)
					Monthly
CMBX NA BB.7 Index	(11,305)	69,000	13,283	1/17/47	(500 bp) —	1,910
					Monthly
JPMorgan Securities LLC
CMBX NA BB.6 Index	(8,773)	61,000	14,591	5/11/63	(500 bp) —	5,759
					Monthly
CMBX NA BB.6 Index	(5,185)	39,000	9,329	5/11/63	(500 bp) —	4,106
					Monthly
CMBX NA BB.7 Index	(24,823)	145,000	27,913	1/17/47	(500 bp) —	2,949
					Monthly
CMBX NA BB.7 Index	(20,788)	128,000	24,640	1/17/47	(500 bp) —	3,727
					Monthly
CMBX NA BB.7 Index	(10,175)	65,000	12,513	1/17/47	(500 bp) —	2,275
					Monthly
CMBX NA BB.7 Index	(11,869)	61,000	11,743	1/17/47	(500 bp) —	(185)
					Monthly
CMBX NA BB.7 Index	(6,299)	35,000	6,738	1/17/47	(500 bp) —	404
					Monthly
CMBX NA BB.7 Index	(5,340)	34,000	6,545	1/17/47	(500 bp) —	1,172
					Monthly
CMBX NA BBB–.7 Index	(4,910)	44,000	5,135	1/17/47	(300 bp) —	199
					Monthly
CMBX NA BBB–.7 Index	(2,409)	23,000	2,684	1/17/47	(300 bp) —	261
					Monthly
Merrill Lynch International
CMBX NA BB.7 Index	(11,869)	61,000	11,743	1/17/47	(500 bp) —	(186)
					Monthly
CMBX NA BB.7 Index	(11,891)	61,000	11,743	1/17/47	(500 bp) —	(208)
					Monthly
CMBX NA BB.7 Index	(6,163)	34,000	6,545	1/17/47	(500 bp) —	349
					Monthly
Morgan Stanley & Co. International PLC
CMBX NA BBB–.7 Index	(8,864)	87,000	10,153	1/17/47	(300 bp) —	1,238
					Monthly
CMBX NA BB.7 Index	(28,758)	143,000	27,528	1/17/47	(500 bp) —	(1,370)
					Monthly
CMBX NA BB.7 Index	(23,139)	120,000	23,100	1/17/47	(500 bp) —	(123)
					Monthly
CMBX NA BB.7 Index	(14,531)	72,000	13,860	1/17/47	(500 bp) —	(741)
					Monthly
Upfront premium received	—		Unrealized appreciation			116,070
Upfront premium (paid)	(589,213)		Unrealized depreciation			(7,977)
Total	$(589,213)		Total			$108,093

* Payments related to the referenced debt are made upon a credit default event.

** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

78 Dynamic Asset Allocation Conservative Fund

CENTRALLY CLEARED CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD
at 3/31/18 (Unaudited)
		Upfront
		premium			Termi-	Payments	Unrealized
		received	Notional		nation	received	appreciation/
Referenced debt *	Rating***	(paid)**	amount	Value	date	by fund	(depreciation)
NA HY Series 30	B+/P	$(979,619)	$16,457,000	$992,818	6/20/23	500 bp —	$22,341
Index						Quarterly
NA Investment	BBB+/P	(1,107,873)	68,300,000	1,127,292	6/20/23	100 bp —	34,597
Grade Index						Quarterly
Total		$(2,087,492)					$56,938

* Payments related to the referenced debt are made upon a credit default event.

** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

*** Ratings are presented for credit default contracts in which the fund has sold protection on the underlying referenced debt. Ratings for an underlying index represent the average of the ratings of all the securities included in that index. The Moody’s, Standard & Poor’s or Fitch ratings are believed to be the most recent ratings available at March 31, 2018. Securities rated by Fitch are indicated by “/F.” Securities rated by Putnam are indicated by “/P.” The Putnam rating categories are comparable to the Standard & Poor’s classifications.

CENTRALLY CLEARED CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION PURCHASED
at 3/31/18 (Unaudited)

	Upfront
	premium			Termi-	Payments	Unrealized
Referenced	received	Notional		nation	(paid)	appreciation/
debt*	(paid)**	amount	Value	date	by fund	(depreciation)
NA HY Series 30	$1,542,379	$24,718,000	$1,491,188	6/20/23	(500 bp) —	$37,459
Index					Quarterly
Total	$1,542,379					$37,459

* Payments related to the referenced debt are made upon a credit default event.

** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

Dynamic Asset Allocation Conservative Fund 79

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Common stocks*:
Basic materials	$6,900,083	$8,906,470	$—
Capital goods	31,250,782	4,834,246	—
Communication services	9,645,029	5,098,383	617
Conglomerates	2,622,052	2,989,494	—
Consumer cyclicals	51,354,515	11,926,095	—
Consumer staples	26,182,920	10,684,157	—
Energy	19,109,679	4,898,710	3,402
Financials	63,713,460	24,539,678	—
Government	—	11,798	—
Health care	45,647,006	8,963,172	—
Technology	85,063,883	4,451,656	—
Transportation	7,765,567	4,391,289	—
Utilities and power	13,581,828	2,785,836	—
Total common stocks	362,836,804	94,480,984	4,019

Asset-backed securities	—	5,308,000	—
Commodity linked notes	—	9,869,760	—
Convertible bonds and notes	—	67,763	—
Convertible preferred stocks	—	95,157	—
Corporate bonds and notes	—	264,099,611	7
Foreign government and agency bonds and notes	—	7,652,586	—
Investment companies	111,576	—	—
Mortgage-backed securities	—	41,252,665	—
Preferred stocks	52,869	—	—
Senior loans	—	1,691,526	—
U.S. government and agency mortgage obligations	—	209,988,505	—
Warrants	368	—	—
Short-term investments	130,278,545	23,460,565	—
Totals by level	$493,280,162	$657,967,122	$4,026

80 Dynamic Asset Allocation Conservative Fund

		Valuation inputs
Other financial instruments:	Level 1	Level 2	Level 3
Forward currency contracts	$—	$(970,935)	$—
Futures contracts	7,113,800	—	—
TBA sale commitments	—	(5,929,766)	—
Interest rate swap contracts	—	14,982	—
Total return swap contracts	—	368,617	—
Credit default swap contracts	—	(167,646)	—
Totals by level	$7,113,800	$(6,684,748)	$—

* Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.

During the reporting period, transfers within the fair value hierarchy, if any (other than certain transfers involving non-U.S. equity securities as described in Note 1), did not represent, in the aggregate, more than 1% of the fund’s net assets measured as of the end of the period. Transfers are accounted for using the end of period pricing valuation method.

At the start and close of the reporting period, Level 3 investments in securities represented less than 1% of the fund’s net assets and were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

Dynamic Asset Allocation Conservative Fund 81

Statement of assets and liabilities 3/31/18 (Unaudited)

ASSETS
Investment in securities, at value, including $11,236,245 of securities on loan (Notes 1 and 9):
Unaffiliated issuers (identified cost $939,448,224)	$1,009,804,619
Affiliated issuers (identified cost $141,446,691) (Notes 1 and 5)	141,446,691
Cash	16,153
Foreign currency (cost $98,556) (Note 1)	98,316
Dividends, interest and other receivables	5,597,053
Receivable for shares of the fund sold	2,677,448
Receivable for investments sold	4,588,925
Receivable for sales of delayed delivery securities (Note 1)	996,499
Receivable for variation margin on futures contracts (Note 1)	1,639,285
Receivable for variation margin on centrally cleared swap contracts (Note 1)	186,613
Unrealized appreciation on forward currency contracts (Note 1)	868,954
Unrealized appreciation on OTC swap contracts (Note 1)	1,532,451
Premium paid on OTC swap contracts (Note 1)	589,213
Prepaid assets	71,136
Total assets	1,170,113,356

LIABILITIES
Payable for investments purchased	6,953,699
Payable for purchases of delayed delivery securities (Note 1)	36,069,727
Payable for shares of the fund repurchased	1,828,288
Payable for compensation of Manager (Note 2)	489,684
Payable for custodian fees (Note 2)	49,748
Payable for investor servicing fees (Note 2)	362,721
Payable for Trustee compensation and expenses (Note 2)	209,312
Payable for administrative services (Note 2)	6,265
Payable for distribution fees (Note 2)	449,161
Payable for variation margin on futures contracts (Note 1)	1,786,507
Payable for variation margin on centrally cleared swap contracts (Note 1)	155,411
Unrealized depreciation on OTC swap contracts (Note 1)	1,264,208
Premium received on OTC swap contracts (Note 1)	1,295,995
Unrealized depreciation on forward currency contracts (Note 1)	1,839,889
TBA sale commitments, at value (proceeds receivable $5,879,805) (Note 1)	5,929,766
Collateral on securities loaned, at value (Note 1)	11,348,146
Collateral on certain derivative contracts, at value (Notes 1 and 9)	180,000
Other accrued expenses	174,731
Total liabilities	70,393,258

Net assets	$1,099,720,098

(Continued on next page)

82 Dynamic Asset Allocation Conservative Fund

Statement of assets and liabilities cont.

REPRESENTED BY
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$1,015,644,621
Undistributed net investment income (Note 1)	12,528,528
Accumulated net realized loss on investments and foreign currency transactions (Note 1)	(5,266,591)
Net unrealized appreciation of investments and assets and liabilities in foreign currencies	76,813,540
Total — Representing net assets applicable to capital shares outstanding	$1,099,720,098

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
Net asset value and redemption price per class A share
($472,737,687 divided by 44,365,845 shares)	$10.66
Offering price per class A share (100/94.25 of $10.66)*	$11.31
Net asset value and offering price per class B share ($17,370,966 divided by 1,643,756 shares)**	$10.57
Net asset value and offering price per class C share ($136,050,761 divided by 12,937,307 shares)**	$10.52
Net asset value and redemption price per class M share ($7,960,267 divided by 755,779 shares)	$10.53
Offering price per class M share (100/96.50 of $10.53)*	$10.91
Net asset value, offering price and redemption price per class P share
($104,371,093 divided by 9,760,999 shares)	$10.69
Net asset value, offering price and redemption price per class R share
($10,456,658 divided by 954,401 shares)	$10.96
Net asset value, offering price and redemption price per class R5 share
($6,006,730 divided by 561,616 shares)	$10.70
Net asset value, offering price and redemption price per class R6 share
($117,242,696 divided by 10,958,612 shares)	$10.70
Net asset value, offering price and redemption price per class Y share
($227,523,240 divided by 21,274,458 shares)	$10.69

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

Dynamic Asset Allocation Conservative Fund 83

Statement of operations Six months ended 3/31/18 (Unaudited)

INVESTMENT INCOME
Interest (net of foreign tax of $1,254) (including interest income of $896,264 from investments
in affiliated issuers) (Note 5)	$10,796,599
Dividends (net of foreign tax of $100,644)	4,752,870
Securities lending (net of expenses) (Notes 1 and 5)	14,974
Total investment income	15,564,443

EXPENSES
Compensation of Manager (Note 2)	2,939,563
Investor servicing fees (Note 2)	730,175
Custodian fees (Note 2)	43,664
Trustee compensation and expenses (Note 2)	19,997
Distribution fees (Note 2)	1,449,156
Administrative services (Note 2)	19,700
Other	276,516
Total expenses	5,478,771
Expense reduction (Note 2)	(2,086)
Net expenses	5,476,685

Net investment income	10,087,758

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Securities from unaffiliated issuers (Notes 1 and 3)	18,373,288
Foreign currency transactions (Note 1)	1,858
Forward currency contracts (Note (1)	(1,937,921)
Futures contracts (Note 1)	(18,938,816)
Swap contracts (Note 1)	37,597
Written options (Note 1)	358,686
Total net realized loss	(2,105,308)
Change in net unrealized appreciation (depreciation) on:
Securities in unaffiliated issuers and TBA sale commitments	(12,825,854)
Assets and liabilities in foreign currencies	(110)
Forward currency contracts	(1,179,891)
Futures contracts	8,325,812
Swap contracts	1,028,933
Written options	(25,219)
Total change in net unrealized depreciation	(4,676,329)

Net loss on investments	(6,781,637)

Net increase in net assets resulting from operations	3,306,121

The accompanying notes are an integral part of these financial statements.

84 Dynamic Asset Allocation Conservative Fund

Statement of changes in net assets

INCREASE (DECREASE) IN NET ASSETS	Six months ended 3/31/18*	Year ended 9/30/17
Operations
Net investment income	$10,087,758	$18,550,947
Net realized gain (loss) on investments
and foreign currency transactions	(2,105,308)	15,137,351
Net unrealized appreciation (depreciation) of investments
and assets and liabilities in foreign currencies	(4,676,329)	37,271,064
Net increase in net assets resulting from operations	3,306,121	70,959,362
Distributions to shareholders (Note 1):
From ordinary income
Net investment income
Class A	(4,283,869)	(7,776,401)
Class B	(94,627)	(170,422)
Class C	(718,386)	(1,130,620)
Class M	(52,722)	(130,718)
Class P	(1,113,366)	(1,658,733)
Class R	(83,788)	(156,156)
Class R5	(61,895)	(8,702)
Class R6	(1,213,188)	(1,880,808)
Class Y	(2,300,040)	(3,773,039)
Net realized short-term gain on investments
Class A	(676,001)	—
Class B	(26,062)	—
Class C	(192,699)	—
Class M	(11,116)	—
Class P	(144,272)	—
Class R	(15,918)	—
Class R5	(8,492)	—
Class R6	(158,258)	—
Class Y	(323,178)	—
From net realized long-term gain on investments
Class A	(2,704,005)	(2,688,295)
Class B	(104,249)	(114,269)
Class C	(770,796)	(704,891)
Class M	(44,464)	(94,080)
Class P	(577,088)	(412,004)
Class R	(63,671)	(61,311)
Class R5	(33,966)	(3,296)
Class R6	(633,034)	(502,358)
Class Y	(1,292,710)	(951,385)
Increase in capital from settlement payments	2,286	—
Increase (decrease) from capital share transactions (Note 4)	(10,863,828)	57,054,205
Total increase (decrease) in net assets	(25,257,281)	105,796,079

NET ASSETS
Beginning of period	1,124,977,379	1,019,181,300
End of period (including undistributed net investment
income of $12,528,528 and $12,362,651, respectively)	$1,099,720,098	$1,124,977,379

* Unaudited.

The accompanying notes are an integral part of these financial statements.

Dynamic Asset Allocation Conservative Fund 85

Financial highlights (For a common share outstanding throughout the period)

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS						RATIOS AND SUPPLEMENTAL DATA
												Ratio of	Ratio of net
	Net asset		Net realized			From						expenses	investment
	value,		and unrealized	Total from	From	net realized		Non-recurring	Net asset	Total return	Net assets,	to average	income (loss)	Portfolio
	beginning	Net investment	gain (loss) on	investment	net investment	gain on	Total	reimburse-	value, end	at net asset	end of period	net assets	to average	turnover
Period ended	of period	income (loss)[a]	investments	operations	income	investments	distributions	ments	of period	value (%)[b]	(in thousands)	(%)[c]	net assets (%)	(%)
Class A
March 31, 2018**	$10.79	.10	(.05)	.05	(.10)	(.08)	(.18)	—[h]	$10.66	.35*	$472,738	.49*	.88*	91d*
September 30, 2017	10.32	.18	.52	.70	(.17)	(.06)	(.23)	—	10.79	6.82	490,389	1.01	1.74	327[d]
September 30, 2016	10.46	.15	.48	.63	(.19)	(.58)	(.77)	—	10.32	6.37	519,767	1.04[g]	1.44[g]	614[d]
September 30, 2015	11.14	.15	.03	.18	(.19)	(.67)	(.86)	—	10.46	1.58	463,857	1.02	1.41	559[d]
September 30, 2014	10.35	.20	.77	.97	(.18)	—	(.18)	—	11.14	9.45	431,523	1.03	1.83	583[d]
September 30, 2013	9.88	.20	.43	.63	(.16)	—	(.16)	—	10.35	6.46	384,651	1.05	1.99	305[e]
Class B
March 31, 2018**	$10.71	.05	(.05)	—[i]	(.06)	(.08)	(.14)	—[h]	$10.57	(.12)*	$17,371	.87*	.50*	91d*
September 30, 2017	10.23	.10	.53	.63	(.09)	(.06)	(.15)	—	10.71	6.17	19,195	1.76	.98	327[d]
September 30, 2016	10.39	.07	.47	.54	(.12)	(.58)	(.70)	—	10.23	5.43	21,084	1.79[g]	.68[g]	614[d]
September 30, 2015	11.06	.07	.04	.11	(.11)	(.67)	(.78)	—	10.39	.94	20,513	1.77	.65	559[d]
September 30, 2014	10.28	.12	.76	.88	(.10)	—	(.10)	—	11.06	8.58	23,367	1.78	1.08	583[d]
September 30, 2013	9.81	.12	.44	.56	(.09)	—	(.09)	—	10.28	5.72	25,472	1.80	1.24	305[e]
Class C
March 31, 2018**	$10.66	.06	(.06)	—[i]	(.06)	(.08)	(.14)	—[h]	$10.52	(.11)*	$136,051	.87*	.52*	91d*
September 30, 2017	10.19	.10	.52	.62	(.09)	(.06)	(.15)	—	10.66	6.12	133,084	1.76	1.00	327[d]
September 30, 2016	10.35	.07	.47	.54	(.12)	(.58)	(.70)	—	10.19	5.47	129,657	1.79[g]	.68[g]	614[d]
September 30, 2015	11.02	.07	.04	.11	(.11)	(.67)	(.78)	—	10.35	.97	79,407	1.77	.66	559[d]
September 30, 2014	10.25	.12	.75	.87	(.10)	—	(.10)	—	11.02	8.55	60,957	1.78	1.08	583[d]
September 30, 2013	9.78	.12	.44	.56	(.09)	—	(.09)	—	10.25	5.74	51,129	1.80	1.24	305[e]
Class M
March 31, 2018**	$10.67	.07	(.06)	.01	(.07)	(.08)	(.15)	—[h]	$10.53	—*j	$7,960	.74*	.64*	91d*
September 30, 2017	10.20	.12	.52	.64	(.11)	(.06)	(.17)	—	10.67	6.34	9,561	1.51	1.14	327[d]
September 30, 2016	10.35	.09	.48	.57	(.14)	(.58)	(.72)	—	10.20	5.83	16,801	1.54[g]	.93[g]	614[d]
September 30, 2015	11.03	.10	.03	.13	(.14)	(.67)	(.81)	—	10.35	1.10	10,541	1.52	.91	559[d]
September 30, 2014	10.26	.14	.76	.90	(.13)	—	(.13)	—	11.03	8.82	10,057	1.53	1.33	583[d]
September 30, 2013	9.79	.15	.43	.58	(.11)	—	(.11)	—	10.26	5.98	9,333	1.55	1.49	305[e]
Class P
March 31, 2018**	$10.83	.12	(.06)	.06	(.12)	(.08)	(.20)	—[h]	$10.69	.44*	$104,371	.30*	1.09*	91d*
September 30, 2017	10.35	.23	.52	.75	(.21)	(.06)	(.27)	—	10.83	7.31	102,483.61		2.19	327[d]
September 30, 2016#	10.35	.01	.01	.02	(.02)	—	(.02)	—	10.35	.18*	71,630	.05*	.14*	614[d]
Class R
March 31, 2018**	$11.09	.08	(.05)	.03	(.08)	(.08)	(.16)	—[h]	$10.96	.21*	$10,457	.62*	.76*	91d*
September 30, 2017	10.60	.16	.53	.69	(.14)	(.06)	(.20)	—	11.09	6.57	12,207	1.26	1.52	327[d]
September 30, 2016	10.73	.12	.50	.62	(.17)	(.58)	(.75)	—	10.60	6.05	11,033	1.29[g]	1.16[g]	614[d]
September 30, 2015	11.40	.13	.03	.16	(.16)	(.67)	(.83)	—	10.73	1.38	5,256	1.27	1.16	559[d]
September 30, 2014	10.60	.18	.78	.96	(.16)	—	(.16)	—	11.40	9.07	5,786	1.28	1.58	583[d]
September 30, 2013	10.11	.18	.45	.63	(.14)	—	(.14)	—	10.60	6.26	4,461	1.30	1.74	305[e]

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

86 Dynamic Asset Allocation Conservative Fund	Dynamic Asset Allocation Conservative Fund 87

Financial highlights cont.

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS						RATIOS AND SUPPLEMENTAL DATA
												Ratio of	Ratio of net
	Net asset		Net realized			From						expenses	investment
	value,		and unrealized	Total from	From	net realized		Non-recurring	Net asset	Total return	Net assets,	to average	income (loss)	Portfolio
	beginning	Net investment	gain (loss) on	investment	net investment	gain on	Total	reimburse-	value, end	at net asset	end of period	net assets	to average	turnover
Period ended	of period	income (loss)[a]	investments	operations	income	investments	distributions	ments	of period	value (%)[b]	(in thousands)	(%)[c]	net assets (%)	(%)
Class R5
March 31, 2018**	$10.83	.11	(.05)	.06	(.11)	(.08)	(.19)	—[h]	$10.70	.48*	$6,007	.35*	1.04*	91d*
September 30, 2017	10.35	.19	.54	.73	(.19)	(.06)	(.25)	—	10.83	7.17	105.72		1.84	327[d]
September 30, 2016	10.49	.18	.48	.66	(.22)	(.58)	(.80)	—	10.35	6.68	828	.73[g]	1.74[g]	614[d]
September 30, 2015	11.16	.19	.04	.23	(.23)	(.67)	(.90)	—	10.49	1.98	237.73		1.71	559[d]
September 30, 2014	10.38	.24[f]	.76	1.00	(.22)	—	(.22)	—	11.16	9.68	316.74		2.20[f]	583[d]
September 30, 2013	9.90	.24	.44	.68	(.20)	—	(.20)	—	10.38	6.87	11.74		2.30	305[e]
Class R6
March 31, 2018**	$10.84	.12	(.07)	.05	(.11)	(.08)	(.19)	—[h]	$10.70	.42*	$117,243	.32*	1.07*	91d*
September 30, 2017	10.35	.23	.52	.75	(.20)	(.06)	(.26)	—	10.84	7.36	113,578.65		2.16	327[d]
September 30, 2016	10.50	.18	.48	.66	(.23)	(.58)	(.81)	—	10.35	6.64	71,314	.66[g]	1.78[g]	614[d]
September 30, 2015	11.17	.20	.03	.23	(.23)	(.67)	(.90)	—	10.50	2.04	16,011.66		1.80	559[d]
September 30, 2014	10.38	.24	.77	1.01	(.22)	—	(.22)	—	11.17	9.80	3,256.67		2.21	583[d]
September 30, 2013	9.90	.23	.45	.68	(.20)	—	(.20)	—	10.38	6.94	2,981.67		2.20	305[e]
Class Y
March 31, 2018**	$10.83	.11	(.06)	.05	(.11)	(.08)	(.19)	—[h]	$10.69	.36*	$227,523	.37*	1.01*	91d*
September 30, 2017	10.35	.21	.52	.73	(.19)	(.06)	(.25)	—	10.83	7.14	244,376.76		2.04	327[d]
September 30, 2016	10.50	.17	.48	.65	(.22)	(.58)	(.80)	—	10.35	6.51	177,068	.79[g]	1.68[g]	614[d]
September 30, 2015	11.17	.18	.04	.22	(.22)	(.67)	(.89)	—	10.50	1.92	133,945.77		1.66	559[d]
September 30, 2014	10.38	.23	.77	1.00	(.21)	—	(.21)	—	11.17	9.69	77,419.78		2.07	583[d]
September 30, 2013	9.90	.23	.44	.67	(.19)	—	(.19)	—	10.38	6.80	66,787.80		2.27	305[e]

* Not annualized.

** Unaudited.

# For the period August 31, 2016 (commencement of operations) to September 30, 2016.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and/or brokerage service arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

d Portfolio turnover includes TBA purchase and sale commitments.

e Portfolio turnover excludes TBA purchase and sale commitments. Including TBA purchase and sale commitments to conform with current year presentation, the portfolio turnover would have been the following:

Portfolio turnover %
September 30, 2013	640%

f The net investment income ratio and per share amount shown for the period ending September 30, 2014 may not correspond with the expected class specific differences for the period due to the timing of subscriptions into the class.

g Reflects a voluntary waiver of certain fund expenses in effect during the period. As a result of such waiver, the expenses of each class reflect a reduction of less than 0.01% as a percentage of average net assets.

h Reflects a non-recurring reimbursement pursuant to a settlement between the Securities and Exchange Commission (the SEC) and Countrywide Financial which amounted to less than $0.01 per share outstanding on November 29, 2017.

i Amount represents less than $0.01 per share.

j Amount represents less than 0.01%.

The accompanying notes are an integral part of these financial statements.

88 Dynamic Asset Allocation Conservative Fund	Dynamic Asset Allocation Conservative Fund 89

Notes to financial statements 3/31/18 (Unaudited)

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from October 1, 2017 through March 31, 2018.

Putnam Dynamic Asset Allocation Conservative Fund (the fund) is a diversified series of Putnam Asset Allocation Funds (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The goal of the fund is to seek total return consistent with preservation of capital. Total return is composed of capital appreciation and income. The fund is one of three Putnam Dynamic Asset Allocation Funds, each of which has a unique strategic, or typical, allocation between equity and fixed-income investments. Using qualitative analysis and quantitative techniques, Putnam Management adjusts portfolio allocations from time to time within a certain range for the fund to try to optimize the fund’s performance consistent with its goal. The fund invests mainly in fixed-income investments, including U.S. and foreign government obligations, corporate obligations and securitized debt instruments (such as mortgage-backed investments). Putnam Management may consider, among other factors, credit, interest rate and prepayment risks, as well as general market conditions, when deciding whether to buy or sell fixed-income investments. The fund also invests, to a lesser extent, in equity securities (growth or value stocks or both) of U.S. and foreign companies of any size. Putnam Management may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell equity investments. Putnam Management may also select other investments that do not fall within these asset classes. The fund typically uses to a significant extent derivatives, such as futures, options, certain foreign currency transactions, warrants and swap contracts, for both hedging and non-hedging purposes.

The fund offers class A, class B, class C, class M, class P, class R, class R5, class R6 and class Y shares. The fund registered class T shares in February 2017, however, as of the date of this report, class T shares had not commenced operations and are not available for purchase. Purchases of class B shares are closed to new and existing investors except by exchange from class B shares of another Putnam fund or through dividend and/or capital gains reinvestment. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively. Class A shares generally are not subject to a contingent deferred sales charge, and class M, class P, class R, class R5, class R6 and class Y shares are not subject to a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, are not subject to a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares are subject to a one-year 1.00% contingent deferred sales charge and generally convert to class A shares after approximately ten years. Prior to April 1, 2018, class C shares did not convert to class A shares. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class P, class R5, class R6 and class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee and in the case of class P, class R5 and class R6 shares, bear a lower investor servicing fee, which is identified in Note 2. Class P shares are only available to other Putnam funds and other accounts managed by Putnam Management or its affiliates. Class R5, class R6 and class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the fund’s Agreement and Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

90 Dynamic Asset Allocation Conservative Fund

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Market quotations are not considered to be readily available for certain debt obligations (including short-term investments with remaining maturities of 60 days or less) and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.

Many securities markets and exchanges outside the U.S. close prior to the scheduled close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the scheduled close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value certain foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. The foreign equity securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At the close of the reporting period, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other

Dynamic Asset Allocation Conservative Fund 91

multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. Certain securities may be valued on the basis of a price provided by a single source. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain. All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

The fund earned certain fees in connection with its senior loan purchasing activities. These fees are treated as market discount and are amortized into income in the Statement of operations.

Securities purchased or sold on a delayed delivery basis may be settled at a future date beyond customary settlement time; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the fair value of the underlying securities or if the counterparty does not perform under the contract.

Stripped securities The fund may invest in stripped securities which represent a participation in securities that may be structured in classes with rights to receive different portions of the interest and principal. Interest-only securities receive all of the interest and principal-only securities receive all of the principal. If the interest-only securities experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, principal-only securities increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The fair value of these securities is highly sensitive to changes in interest rates.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Options contracts The fund uses options contracts to hedge against changes in values of securities it owns, owned or expects to own.

The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

92 Dynamic Asset Allocation Conservative Fund

Exchange-traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. OTC traded options are valued using prices supplied by dealers.

Options on swaps are similar to options on securities except that the premium paid or received is to buy or grant the right to enter into a previously agreed upon interest rate or credit default contract. Forward premium swap option contracts include premiums that have extended settlement dates. The delayed settlement of the premiums is factored into the daily valuation of the option contracts. In the case of interest rate cap and floor contracts, in return for a premium, ongoing payments between two parties are based on interest rates exceeding a specified rate, in the case of a cap contract, or falling below a specified rate in the case of a floor contract.

Written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Futures contracts The fund uses futures contracts to manage exposure to market risk, to hedge prepayment risk, to hedge interest rate risk, to gain exposure to interest rates and to equitize cash.

The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.”

Futures contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk and to gain exposure to currencies.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Interest rate swap contracts The fund entered into OTC and/or centrally cleared interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, to hedge interest rate risk, to gain exposure on interest rates and to hedge prepayment risk.

An OTC and centrally cleared interest rate swap can be purchased or sold with an upfront premium. For OTC interest rate swap contracts, an upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. OTC and centrally cleared interest rate swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change is recorded as an unrealized gain or loss on OTC interest rate swaps. Daily fluctuations in the value of centrally cleared interest rate swaps are settled through a central clearing agent and are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Payments, including upfront premiums, received or made are recorded as realized gains or losses at the reset date or the closing of the contract. Certain OTC and centrally cleared interest rate swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract.

The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults, in the case of OTC interest rate contracts, or the central clearing agency or a

Dynamic Asset Allocation Conservative Fund 93

clearing member defaults, in the case of centrally cleared interest rate swap contracts, on its respective obligation to perform under the contract. The fund’s maximum risk of loss from counterparty risk or central clearing risk is the fair value of the contract. This risk may be mitigated for OTC interest rate swap contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared interest rate swap contracts through the daily exchange of variation margin. There is minimal counterparty risk with respect to centrally cleared interest rate swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC and centrally cleared interest rate swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Total return swap contracts The fund entered into OTC and/or centrally cleared total return swap contracts, which are arrangements to exchange a market-linked return for a periodic payment, both based on a notional principal amount, to hedge sector exposure, to manage exposure to specific sectors or industries, to manage exposure to specific securities, to gain exposure to a basket of securities, to gain exposure to specific markets or countries and to gain exposure to specific sectors or industries.

To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. OTC and/or centrally cleared total return swap contracts are marked to market daily based upon quotations from an independent pricing service or market maker. Any change is recorded as an unrealized gain or loss on OTC total return swaps. Daily fluctuations in the value of centrally cleared total return swaps are settled through a central clearing agent and are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain OTC and/or centrally cleared total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk or central clearing risk is the fair value of the contract. This risk may be mitigated for OTC total return swap contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared total return swap contracts through the daily exchange of variation margin. There is minimal counterparty risk with respect to centrally cleared total return swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC and/or centrally cleared total return swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Credit default contracts The fund entered into OTC and/or centrally cleared credit default contracts to hedge credit risk, to hedge market risk and to gain exposure on individual names and/or baskets of securities.

In OTC and centrally cleared credit default contracts, the protection buyer typically makes a periodic stream of payments to a counterparty, the protection seller, in exchange for the right to receive a contingent payment upon the occurrence of a credit event on the reference obligation or all other equally ranked obligations of the reference entity. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. For OTC credit default contracts, an upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. Centrally cleared credit default contracts provide the same rights to the protection buyer and seller except the payments between parties, including upfront premiums, are settled through a central clearing agent through variation margin payments. Upfront and periodic payments received or paid by the fund for OTC and centrally cleared credit default contracts are recorded as realized gains or losses at the reset date or close of the contract. The OTC and centrally cleared credit default contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change in value of OTC credit default contracts is recorded as an unrealized gain or loss. Daily fluctuations in the value of centrally cleared credit default contracts are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Upon the occurrence of a credit event, the difference between the par value and fair value of the reference obligation, net of any proportional amount of the upfront payment, is recorded as a realized gain or loss.

In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index or the possibility that

94 Dynamic Asset Allocation Conservative Fund

the fund may be unable to close out its position at the same time or at the same price as if it had purchased the underlying reference obligations. In certain circumstances, the fund may enter into offsetting OTC and centrally cleared credit default contracts which would mitigate its risk of loss. Risks of loss may exceed amounts recognized on the Statement of assets and liabilities. The fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk may be mitigated for OTC credit default contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared credit default contracts through the daily exchange of variation margin. Counterparty risk is further mitigated with respect to centrally cleared credit default swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Where the fund is a seller of protection, the maximum potential amount of future payments the fund may be required to make is equal to the notional amount.

OTC and centrally cleared credit default contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

TBA commitments The fund may enter into TBA (to be announced) commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price and par amount have been established, the actual securities have not been specified. However, it is anticipated that the amount of the commitments will not significantly differ from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date.

The fund may also enter into TBA sale commitments to hedge its portfolio positions, to sell mortgage-backed securities it owns under delayed delivery arrangements or to take a short position in mortgage-backed securities. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, either equivalent deliverable securities or an offsetting TBA purchase commitment deliverable on or before the sale commitment date are held as “cover” for the transaction, or other liquid assets in an amount equal to the notional value of the TBA sale commitment are segregated. If the TBA sale commitment is closed through the acquisition of an offsetting TBA purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.

TBA commitments, which are accounted for as purchase and sale transactions, may be considered securities themselves, and involve a risk of loss due to changes in the value of the security prior to the settlement date as well as the risk that the counterparty to the transaction will not perform its obligations. Counterparty risk is mitigated by having a master agreement between the fund and the counterparty.

Unsettled TBA commitments are valued at their fair value according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in fair value is recorded by the fund as an unrealized gain or loss. Based on market circumstances, Putnam Management will determine whether to take delivery of the underlying securities or to dispose of the TBA commitments prior to settlement.

TBA purchase commitments outstanding at period end, if any, are listed within the fund’s portfolio and TBA sale commitments outstanding at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements that govern OTC derivative and foreign exchange contracts and Master Securities Forward Transaction Agreements that govern transactions involving mortgage-backed and other asset-backed securities that may result in delayed delivery (Master Agreements) with certain counterparties entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

With respect to ISDA Master Agreements, termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable

Dynamic Asset Allocation Conservative Fund 95

to counterparties may occur upon a decline in the counterparty’s long-term or short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $1,722,684 on open derivative contracts subject to the Master Agreements. Collateral posted by the fund at period end for these agreements totaled $1,549,718 and may include amounts related to unsettled agreements.

Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the fair value of the securities loaned. The fair value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The remaining maturities of the securities lending transactions are considered overnight and continuous. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending, net of expenses, is included in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the fund received cash collateral of $11,348,146 and the value of securities loaned amounted to $11,236,245.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $317.5 million unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to 1.25% plus the higher of (1) the Federal Funds rate and (2) the overnight LIBOR for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit plus a $25,000 flat fee and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.21% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

Tax cost of investments includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be final tax cost basis adjustments, but closely approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. The aggregate identified cost on a tax basis is $1,077,187,798,

96 Dynamic Asset Allocation Conservative Fund

resulting in gross unrealized appreciation and depreciation of $103,333,175 and $28,840,611, respectively, or net unrealized appreciation of $74,492,564.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of all open-end mutual funds sponsored by Putnam Management (excluding net assets of funds that are invested in, or that are invested in by, other Putnam funds to the extent necessary to avoid “double counting” of those assets). Such annual rates may vary as follows:

0.680%	of the first $5 billion,	0.480%	of the next $50 billion,
0.630%	of the next $5 billion,	0.460%	of the next $50 billion,
0.580%	of the next $10 billion,	0.450%	of the next $100 billion and
0.530%	of the next $10 billion,	0.445%	of any excess thereafter.

For the reporting period, the management fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.261% of the fund’s average net assets.

Putnam Management has contractually agreed, through January 30, 2019, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. PIL did not manage any portion of the assets of the fund during the reporting period. If Putnam Management were to engage the services of PIL, Putnam Management would pay a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The Putnam Advisory Company, LLC (PAC), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund, as designated from time to time by Putnam Management or PIL. PAC did not manage any portion of the assets of the fund during the reporting period. If Putnam Management or PIL were to engage the services of PAC, Putnam Management or PIL, as applicable, would pay a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.35% of the average net assets of the portion of the fund’s assets for which PAC is engaged as sub-adviser.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing for class A, class B, class C, class M,

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class R and class Y shares that included (1) a per account fee for each direct and underlying non-defined contribution account (retail account) of the fund; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Putnam Investor Services, Inc. has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts for these share classes will not exceed an annual rate of 0.25% of the fund’s average assets attributable to such accounts.

Class P shares paid a monthly fee based on the average net assets of class P shares at an annual rate of 0.01%.

Class R5 shares paid a monthly fee based on the average net assets of class R5 shares at an annual rate of 0.12%.

Class R6 shares paid a monthly fee based on the average net assets of class R6 shares at an annual rate of 0.05%.

During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$376,566	Class R	8,884
Class B	14,327	Class R5	3,640
Class C	105,700	Class R6	29,336
Class M	6,409	Class Y	180,073
Class P	5,240	Total	$730,175

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were reduced by $1,457 under the expense offset arrangements and by $629 under the brokerage/service arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $859, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to the following share classes pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to the following amounts (Maximum %) of the average net assets attributable to each class. The Trustees have approved payment by the fund at the following annual rate (Approved %) of the average net assets attributable to each class. During the reporting period, the class-specific expenses related to distribution fees were as follows:

98 Dynamic Asset Allocation Conservative Fund

	Maximum %	Approved %	Amount
Class A	0.35%	0.25%	$610,654
Class B	1.00%	1.00%	92,954
Class C	1.00%	1.00%	685,523
Class M	1.00%	0.75%	31,187
Class R	1.00%	0.50%	28,838
Total			$1,449,156

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $59,303 and $1,310 from the sale of class A and class M shares, respectively, and received $2,371 and $1,586 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received no monies on class A redemptions.

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales
Investments in securities, including TBA commitments (Long-term)	$945,563,626	$965,097,464
U.S. government securities (Long-term)	—	—
Total	$945,563,626	$965,097,464

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales of long-term securities from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	SIX MONTHS ENDED 3/31/18		YEAR ENDED 9/30/17
Class A	Shares	Amount	Shares	Amount
Shares sold	3,683,815	$39,961,444	8,586,465	$89,488,138
Shares issued in connection with
reinvestment of distributions	672,663	7,324,761	954,798	9,880,273
	4,356,478	47,286,205	9,541,263	99,368,411
Shares repurchased	(5,423,029)	(58,849,329)	(14,493,201)	(150,187,107)
Net decrease	(1,066,551)	$(11,563,124)	(4,951,938)	$(50,818,696)

	SIX MONTHS ENDED 3/31/18		YEAR ENDED 9/30/17
Class B	Shares	Amount	Shares	Amount
Shares sold	49,195	$528,943	254,875	$2,613,721
Shares issued in connection with
reinvestment of distributions	19,043	206,035	25,534	261,019
	68,238	734,978	280,409	2,874,740
Shares repurchased	(217,253)	(2,334,292)	(547,866)	(5,654,408)
Net decrease	(149,015)	$(1,599,314)	(267,457)	$(2,779,668)

Dynamic Asset Allocation Conservative Fund 99

	SIX MONTHS ENDED 3/31/18		YEAR ENDED 9/30/17
Class C	Shares	Amount	Shares	Amount
Shares sold	1,787,425	$19,165,077	3,351,968	$34,516,163
Shares issued in connection with
reinvestment of distributions	147,186	1,584,951	166,248	1,694,035
	1,934,611	20,750,028	3,518,216	36,210,198
Shares repurchased	(1,486,445)	(15,903,608)	(3,755,408)	(38,569,410)
Net increase (decrease)	448,166	$4,846,420	(237,192)	$(2,359,212)

	SIX MONTHS ENDED 3/31/18		YEAR ENDED 9/30/17
Class M	Shares	Amount	Shares	Amount
Shares sold	65,711	$703,989	245,767	$2,506,211
Shares issued in connection with
reinvestment of distributions	9,751	105,049	21,797	221,531
	75,462	809,038	267,564	2,727,742
Shares repurchased	(215,592)	(2,323,678)	(1,019,002)	(10,404,644)
Net decrease	(140,130)	$(1,514,640)	(751,438)	$(7,676,902)

	SIX MONTHS ENDED 3/31/18		YEAR ENDED 9/30/17
Class P	Shares	Amount	Shares	Amount
Shares sold	1,623,197	$17,701,381	5,142,063	$53,859,429
Shares issued in connection with
reinvestment of distributions	168,158	1,834,726	198,958	2,070,737
	1,791,355	19,536,107	5,341,021	55,930,166
Shares repurchased	(1,492,887)	(16,253,098)	(2,798,537)	(29,192,187)
Net increase	298,468	$3,283,009	2,542,484	$26,737,979

	SIX MONTHS ENDED 3/31/18		YEAR ENDED 9/30/17
Class R	Shares	Amount	Shares	Amount
Shares sold	93,854	$1,048,947	369,519	$3,959,926
Shares issued in connection with
reinvestment of distributions	11,982	134,213	16,956	180,326
	105,836	1,183,160	386,475	4,140,252
Shares repurchased	(251,761)	(2,819,714)	(327,238)	(3,526,401)
Net increase (decrease)	(145,925)	$(1,636,554)	59,237	$613,851

	SIX MONTHS ENDED 3/31/18		YEAR ENDED 9/30/17
Class R5	Shares	Amount	Shares	Amount
Shares sold	609,478	$6,620,865	14,461	$151,861
Shares issued in connection with
reinvestment of distributions	9,549	104,353	1,164	11,998
	619,027	6,725,218	15,625	163,859
Shares repurchased	(67,118)	(729,029)	(85,938)	(899,081)
Net increase (decrease)	551,909	$5,996,189	(70,313)	$(735,222)

100 Dynamic Asset Allocation Conservative Fund

	SIX MONTHS ENDED 3/31/18		YEAR ENDED 9/30/17
Class R6	Shares	Amount	Shares	Amount
Shares sold	1,792,818	$19,567,324	5,767,036	$59,912,281
Shares issued in connection with
reinvestment of distributions	183,367	2,004,480	228,784	2,383,166
	1,976,185	21,571,804	5,995,820	62,295,447
Shares repurchased	(1,499,523)	(16,346,061)	(2,402,105)	(25,227,225)
Net increase	476,662	$5,225,743	3,593,715	$37,068,222

	SIX MONTHS ENDED 3/31/18		YEAR ENDED 9/30/17
Class Y	Shares	Amount	Shares	Amount
Shares sold	3,160,905	$34,510,075	10,613,227	$110,665,497
Shares issued in connection with
reinvestment of distributions	326,978	3,572,623	416,960	4,342,050
	3,487,883	38,082,698	11,030,187	115,007,547
Shares repurchased	(4,774,973)	(51,984,255)	(5,577,003)	(58,003,694)
Net increase (decrease)	(1,287,090)	$(13,901,557)	5,453,184	$57,003,853

Note 5: Affiliated transactions

Transactions during the reporting period with any company which is under common ownership or control were as follows:

					Shares
					outstanding
					and fair
	Fair value as	Purchase	Sale	Investment	value as
Name of affiliate	of 9/30/17	cost	proceeds	income	of 3/31/18
Short-term investments
Putnam Cash Collateral
Pool, LLC*	$8,012,325	$48,663,700	$45,327,879	$64,963	$11,348,146
Putnam Short Term
Investment Fund**	135,891,108	162,161,273	167,953,836	896,264	130,098,545
Total Short-term
investments	$143,903,433	$210,824,973	$213,281,715	$961,227	$141,446,691

* No management fees are charged to Putnam Cash Collateral Pool, LLC (Note 1). Investment income shown is included in securities lending income on the Statement of operations. There were no realized or unrealized gains or losses during the period.

** Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management. There were no realized or unrealized gains or losses during the period.

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations. The fund may invest a significant portion of its assets in securitized debt instruments, including mortgage-backed and asset-backed investments. The yields and values of these investments are sensitive to changes in interest rates, the rate of principal payments on the underlying assets and the market’s perception of the issuers. The market for these investments may be volatile and limited, which may make them difficult to buy or sell.

Dynamic Asset Allocation Conservative Fund 101

Note 7: Senior loan commitments

Senior loans are purchased or sold on a when-issued or delayed delivery basis and may be settled a month or more after the trade date, which from time to time can delay the actual investment of available cash balances; interest income is accrued based on the terms of the securities. Senior loans can be acquired through an agent, by assignment from another holder of the loan, or as a participation interest in another holder’s portion of the loan. When the fund invests in a loan or participation, the fund is subject to the risk that an intermediate participant between the fund and the borrower will fail to meet its obligations to the fund, in addition to the risk that the borrower under the loan may default on its obligations.

Note 8: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was based on an average of the holdings at the end of each fiscal quarter:

Purchased currency options (contract amount)	$12,800,000
Written currency options (contract amount)	$12,800,000
Futures contracts (number of contracts)	4,000
Forward currency contracts (contract amount)	$214,700,000
Centrally cleared interest rate swap contracts (notional)	$246,100,000
OTC total return swap contracts (notional)	$85,300,000
OTC credit default contracts (notional)	$23,300,000
Centrally cleared credit default contracts (notional)	$110,000,000
Warrants (number of warrants)	700

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period
	ASSET DERIVATIVES		LIABILITY DERIVATIVES
Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Fair value	liabilities location	Fair value
Receivables, Net
	assets — Unrealized		Payables, Net assets —
Credit contracts	appreciation	$2,841,736*	Unrealized depreciation	$3,009,382*
Foreign exchange
contracts	Receivables	868,954	Payables	1,839,889
Investments,
Receivables, Net
	assets — Unrealized		Payables, Net assets —
Equity contracts	appreciation	8,390,233*	Unrealized depreciation	2,505,495*
Receivables, Net
	assets — Unrealized		Payables, Net assets —
Interest rate contracts	appreciation	2,324,247*	Unrealized depreciation	711,218*
Total		$14,425,170		$8,065,984

* Includes cumulative appreciation/depreciation of futures contracts and/or centrally cleared swaps as reported in the fund’s portfolio. Only current day’s variation margin is reported within the Statement of assets and liabilities.

102 Dynamic Asset Allocation Conservative Fund

The following is a summary of realized and change in unrealized gains or losses of derivative instruments in the Statement of operations for the reporting period (Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments
Derivatives not accounted			Forward
for as hedging instruments			currency
under ASC 815	Options	Futures	contracts	Swaps	Total
Credit contracts	$—	$—	$—	$743,438	$743,438
Foreign exchange contracts	(191,132)	—	(1,937,921)	—	(2,129,053)
Equity contracts	—	(10,548,013)	—	(758,722)	(11,306,735)
Interest rate contracts	—	(8,390,803)	—	52,881	(8,337,922)
Total	$(191,132)	$(18,938,816)	$(1,937,921)	$37,597	$(21,030,272)

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss)
on investments
Derivatives not
accounted for as
hedging				Forward
instruments under				currency
ASC 815	Warrants	Options	Futures	contracts	Swaps	Total
Credit contracts	$—	$—	$—	$—	$(203,186)	$(203,186)
Foreign exchange
contracts	—	37,075	—	(1,179,891)	—	(1,142,816)
Equity contracts	(29)	—	5,078,778	—	1,268,267	6,347,016
Interest rate
contracts	—	—	3,247,034	—	(36,148)	3,210,886
Total	$(29)	$37,075	$8,325,812	$(1,179,891)	$1,028,933	$8,211,900

Dynamic Asset Allocation Conservative Fund 103

Note 9: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	Bank of America N.A.	Barclays Bank PLC	Barclays Capital, Inc. (clearing broker)	Citibank, N.A.	Citigroup Global Markets, Inc.	Credit Suisse International	Goldman Sachs International	HSBC Bank USA, National Association	JPMorgan Chase Bank N.A.	JPMorgan Securities LLC	Merrill Lynch International	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Morgan Stanley & Co. International PLC	Royal Bank of Scotland PLC (The)	State Street Bank and Trust Co.	UBS AG	WestPac Banking Corp.	Total
Assets:
Centrally cleared interest rate
swap contracts§	$ —	$—	$ 124,209	$—	$—	$—	$—	$—	$—	$—	$ —	$ —	$—	$—	$ —	$—	$—	$124,209
OTC Total return swap contracts*#	—	1,865	—	1,318,762	—	—	106	—	—	2,143	—	—	—	—	—	—	—	1,322,876
OTC Credit default contracts —
protection sold*#	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
OTC Credit default contracts —
protection purchased*#	—	—	—	—	55,735	213,079	203,080	—	—	121,238	29,878	—	74,296	—	—	—	—	697,306
Centrally cleared credit default contracts§	—	—	62,404	—	—	—	—	—	—	—	—	—	—	—	—	—	—	62,404
Futures contracts§	—	—	—	—	—	—	—	—	—	—	—	1,639,285	—	—	—	—	—	1,639,285
Forward currency contracts#	89,112	30,734	—	87,884	—	35,809	312,390	58,640	74,824	—	—	—	—	66,895	81,516	21,463	9,687	868,954
Total Assets	$89,112	$32,599	$186,613	$1,406,646	$55,735	$248,888	$515,576	$58,640	$74,824	$123,381	$29,878	$1,639,285	$74,296	$66,895	$81,516	$21,463	$9,687	$4,715,034
Liabilities:
Centrally cleared interest rate
swap contracts§	—	—	120,807	—	—	—	—	—	—	—	—	—	—	—	—	—	—	120,807
OTC Total return swap contracts*#	—	4,191	—	945,211	—	558	4,299	—	—	—	—	—	—	—	—	—	—	954,259
OTC Credit default contracts —
protection sold*#	15,699	—	—	—	53,125	299,402	485,186	—	—	562,371	—	—	88,679	—	—	—	—	1,504,462
OTC Credit default contracts —
protection purchased*#	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Centrally cleared credit default contracts§	—	—	34,604	—	—	—	—	—	—	—	—	—	—	—	—	—	—	34,604
Futures contracts§	—	—	—	—	—	—	—	—	—	—	—	1,786,507	—	—	—	—	—	1,786,507
Forward currency contracts#	136,327	138,361	—	180,713	—	94,042	478,807	59,890	261,459	—	—	—	—	129,699	149,732	187,234	23,625	1,839,889
Total Liabilities	$152,026	$142,552	$155,411	$1,125,924	$53,125	$394,002	$968,292	$59,890	$261,459	$562,371	$—	$1,786,507	$88,679	$129,699	$149,732	$187,234	$23,625	$6,240,528
Total Financial and Derivative
Net Assets	$(62,914)	$(109,953)	$31,202	$280,722	$2,610	$(145,114)	$(452,716)	$(1,250)	$(186,635)	$(438,990)	$29,878	$(147,222)	$(14,383)	$(62,804)	$(68,216)	$(165,771)	$(13,938)	$(1,525,494)
Total collateral received (pledged)†##	$(62,914)	$(109,953)	$—	$180,000	$—	$(68,869)	$(452,716)	$(1,250)	$(112,785)	$(432,204)	$—	$—	$(14,383)	$—	$—	$(140,732)	$—
Net amount	$—	$—	$31,202	$100,722	$2,610	$(76,245)	$—	$—	$(73,850)	$(6,786)	$29,878	$(147,222)	$—	$(62,804)	$(68,216)	$(25,039)	$(13,938)
Controlled collateral received (including TBA
commitments)**	$—	$—	$—	$180,000	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$180,000
Uncontrolled collateral received	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Collateral (pledged) (including
TBA commitments)**	$(91,972)	$(121,768)	$—	$—	$—	$(68,869)	$(458,427)	$(100,968)	$(112,785)	$(432,204)	$—	$—	$(21,993)	$—	$—	$(140,732)	$—	$(1,549,718)

* Excludes premiums, if any. Included in unrealized appreciation and depreciation on OTC swap contracts on the Statement of assets and liabilities.

** Included with Investments in securities on the Statement of assets and liabilities.

104 Dynamic Asset Allocation Conservative Fund	Dynamic Asset Allocation Conservative Fund 105

† Additional collateral may be required from certain brokers based on individual agreements.

# Covered by master netting agreement (Note 1).

## Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

§ Includes current day’s variation margin only as reported on the Statement of assets and liabilities, which is not collateralized. Cumulative appreciation/(depreciation) for futures contracts and centrally cleared swap contracts is represented in the tables listed after the fund’s portfolio. Collateral pledged for initial margin on futures contracts and centrally cleared swap contracts, which is not included in the table above, amounted to $5,952,460 and $1,499,156, respectively.

Note 10: New Accounting Pronouncements

In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2017–08, Receivables—Nonrefundable Fees and Other Costs (Subtopic 310–20): Premium Amortization on Purchased Callable Debt Securities. The amendments in the ASU shorten the amortization period for certain callable debt securities held at a premium, to be amortized to the earliest call date. The ASU is effective for fiscal years and interim periods within those fiscal years beginning after December 15, 2018. Management is currently evaluating the impact, if any, of applying this provision.

106 Dynamic Asset Allocation Conservative Fund

Putnam family of funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus, or a summary prospectus if available, containing this and other information for any Putnam fund or product, contact your financial advisor or call Putnam Investor Services at 1-800-225-1581. Please read the prospectus carefully before investing.

Blend	Value
Capital Opportunities Fund	Convertible Securities Fund
Capital Spectrum Fund	Equity Income Fund
Emerging Markets Equity Fund	International Value Fund
Equity Spectrum Fund	Small Cap Value Fund
Europe Equity Fund
Global Equity Fund	Income
International Capital Opportunities Fund	Diversified Income Trust
International Equity Fund	Emerging Markets Income Fund
Investors Fund	Floating Rate Income Fund
Low Volatility Equity Fund	Global Income Trust
Multi-Cap Core Fund	Government Money Market Fund*
Research Fund	High Yield Fund
Income Fund
Global Sector	Money Market Fund†
Global Consumer Fund	Mortgage Securities Fund
Global Financials Fund	Short Duration Income Fund
Global Health Care Fund
Global Industrials Fund	Tax-free Income
Global Natural Resources Fund	AMT-Free Municipal Fund
Global Sector Fund	Intermediate-Term Municipal Income Fund
Global Technology Fund	Short-Term Municipal Income Fund
Global Telecommunications Fund	Tax Exempt Income Fund
Global Utilities Fund	Tax-Free High Yield Fund

Growth	State tax-free income funds‡:
Growth Opportunities Fund	California, Massachusetts, Minnesota,
International Growth Fund	New Jersey, New York, Ohio, and Pennsylvania.
Small Cap Growth Fund
Sustainable Future Fund
Sustainable Leaders Fund

Dynamic Asset Allocation Conservative Fund 107

Absolute Return	Asset Allocation
Absolute Return 100 Fund®	Dynamic Risk Allocation Fund
Fixed Income Absolute Return Fund	George Putnam Balanced Fund
Multi-Asset Absolute Return Fund
Dynamic Asset Allocation Balanced Fund
Putnam PanAgora**	Dynamic Asset Allocation Conservative Fund
Putnam PanAgora Managed Futures Strategy	Dynamic Asset Allocation Growth Fund
Putnam PanAgora Market Neutral Fund
Putnam PanAgora Risk Parity Fund	Retirement Income Fund Lifestyle 1

RetirementReady® 2060 Fund
RetirementReady® 2055 Fund
RetirementReady® 2050 Fund
RetirementReady® 2045 Fund
RetirementReady® 2040 Fund
RetirementReady® 2035 Fund
RetirementReady® 2030 Fund
RetirementReady® 2025 Fund
RetirementReady® 2020 Fund

* You could lose money by investing in the fund. Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s sponsor has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time.

† You could lose money by investing in the fund. Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s sponsor has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time.

‡ Not available in all states.

** Sub-advised by PanAgora Asset Management.

Check your account balances and the most recent month-end performance in the Individual Investors section at putnam.com.

108 Dynamic Asset Allocation Conservative Fund

Fund information

Founded over 80 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Michael J. Higgins
Putnam Investment	Jameson A. Baxter, Chair	Vice President, Treasurer,
Management, LLC	Kenneth R. Leibler, Vice Chair	and Clerk
One Post Office Square	Liaquat Ahamed
Boston, MA 02109	Ravi Akhoury	Janet C. Smith
	Barbara M. Baumann	Vice President,
Investment Sub-Advisors	Katinka Domotorffy	Principal Financial Officer,
Putnam Investments Limited	Catharine Bond Hill	Principal Accounting Officer,
16 St James’s Street	Paul L. Joskow	and Assistant Treasurer
London, England SW1A 1ER	Robert E. Patterson
	George Putnam, III	Susan G. Malloy
The Putnam Advisory Company, LLC	Robert L. Reynolds	Vice President and
One Post Office Square	Manoj P. Singh	Assistant Treasurer
Boston, MA 02109
	Officers	Mark C. Trenchard
Marketing Services	Robert L. Reynolds	Vice President and
Putnam Retail Management	President	BSA Compliance Officer
One Post Office Square
Boston, MA 02109	Jonathan S. Horwitz	Nancy E. Florek
	Executive Vice President,	Vice President, Director of
Custodian	Principal Executive Officer,	Proxy Voting and Corporate
State Street Bank	and Compliance Liaison	Governance, Assistant Clerk,
and Trust Company		and Assistant Treasurer
Robert T. Burns
Legal Counsel	Vice President and	Denere P. Poulack
Ropes & Gray LLP	Chief Legal Officer	Assistant Vice President, Assistant
Clerk, and Assistant Treasurer
James F. Clark
Vice President and
Chief Compliance Officer

This report is for the information of shareholders of Putnam Dynamic Asset Allocation Conservative Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

1-800-225-1581
putnam.com

Electronic service requested

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Go paperless: Log on to putnam.com or scan this code to update your mailing options.

SA060 310726 5/18

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant's schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Asset Allocation Funds

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: May 29, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: May 29, 2018

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Financial Officer

Date: May 29, 2018